Rule 497(c) & (g)
                                                            File Nos. 2-85378
                                                                      811-3462

PROSPECTUS                                                 April 30, 1997


                                 THE FLEX-FUNDS
                            THE HIGHLANDS GROWTH FUND
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159

     The Flex-funds (the "Trust") are a family of no-load mutual funds consisting of five different series or portfolios, each of which has separate investment objectives and policies. The Highlands Growth Fund (the "Fund") is a multi-managed open-end investment management company known as a Mutual Fund. The Fund seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

     The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in the Growth Stock Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Accordingly, investors should carefully consider this investment approach. For additional information regarding this unique concept, see "Investment Objectives and Policies" and "Other Information -- Shares of Beneficial Interest and Investment Structure" elsewhere in this prospectus.

     R. Meeder & Associates, Inc. is the investment adviser of the Portfolio and Sector Capital Management , L.L.C. (the "Subadviser") is the investment subadviser of the Portfolio. Sub-subadvisers, selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by the Subadviser.

                             ADDITIONAL INFORMATION

     This Prospectus sets forth basic information about the Trust and The Highlands Growth Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling: 1-800-325-FLEX, or
(614) 760-2159.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

                                TABLE OF CONTENTS

Highlights                          2   Performance Information and Reports   21
Synopsis of Financial Information   3   Other Information                     22
Financial Highlights                4   SHAREHOLDER MANUAL
Performance Comparison              5   How to Buy Shares                     24
Performance of Mr. Gurner and           How to Make Withdrawals (Redemptions) 25
   Subadviser                       6   Exchange Privilege                    27
Investment Objectives and Policies  7   Flex-funds Retirement Plans           28
Additional Investment Policies      9   Other Shareholder Services            28
The Trust and Its Management       12   Shareholder Accounts                  29
Portfolio Transaction Policies     18
Distribution Plan                  19
Income Dividends, Capital Gains,
   Distributions and Taxes         19
How Net Asset Value is Determined  21

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                                   Highlights
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INVESTMENT OBJECTIVE: The Highlands Growth Fund (formerly, The Highlander Fund) seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the S & P 500. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in the Growth Stock Portfolio, a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objectives and Policies."

LIQUIDITY: The Fund is an open-end management investment company that continuously offers and redeems shares of beneficial interest at next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Simple IRA, Simplified Employee Pension (SEP) and a number of other special shareholder services.

MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services", and "Shareholder Accounts."

INVESTMENT ADVISER AND SUBADVISERS: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974.

Sector Capital Management, L.L.C. (the "Subadviser") is the Portfolio's subadviser. The Subadviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January, 1995.

Sub-subadvisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by the Subadviser. See "The Trust and Its Management."

DISTRIBUTION PLAN: The Highlands Growth Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of average net assets annually to aid in the distribution of shares. See "Distribution Plan."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

RISK FACTORS: As in any common stock fund, stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Investment Policies - Risk Factors." The Portfolio may use various investment techniques to hedge the Portfolio's risks, including futures contracts and options. Special risk factors may apply to those investments. See "Additional Investment Policies - Hedging Strategies and Option Strategies."

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

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                        SYNOPSIS OF FINANCIAL INFORMATION
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                                        THE HIGHLANDS GROWTH FUND

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sale Load Imposed on Purchases.....   none
     Maximum Deferred Sales Load................   none
     Maximum Sales Load Imposed on
          Reinvested Dividends..................   none
     Redemption Fees............................   none
     Exchange Fee...............................   none

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
     Management Fees............................   1.00%
     Distribution Plan
          (12b-1 Fees)**........................   0.14%
     Other Expenses.............................   0.51%
                                                   -----

     TOTAL FUND OPERATING EXPENSES*.............   1.65%

EXAMPLE
     An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                  -------     -------     -------     --------

The Highlands Growth Fund           $17         $52         $90         $195

     *Expenses used in these illustrations are based upon expenses actually incurred for both The Highlands Growth Fund (formerly known as "The Highlander Fund" and prior to that "The Growth Fund") and its corresponding Portfolio, the Growth Stock Portfolio, for the year ended December 31, 1996.

     **Distribution Plan Expense: The Trust is party to agreements whereby consultant companies or individuals (including two Trustees) are paid for explaining the Fund, its investment objectives and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

     The table on the this page is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plan."

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager", "Investment Subadviser" and "Investment Sub-subadvisers" in the Statement of Additional Information.

     The table and hypothetical example above are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance or expenses, as actual rates of return and expenses may be more or less than the rate and amounts shown.

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                              FINANCIAL HIGHLIGHTS
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     The financial highlights for The Highlands Growth Fund (formerly known as "The Highlander Fund" and prior to that "The Growth Fund") are listed below. This information has been audited in conjunction with the annual audit of the financial statements of The Growth Fund and its corresponding Portfolio by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods ended December 31, 1988 through December 31, 1996; and by other certified public accountants for the earlier periods.

                                    1996      1995      1994     1993      1992      1991     1990      1989      1988     1987
                                    ----      ----      ----     ----      ----      ----     ----      ----      ----     ----
Net Asset Value, Beginning of       $15.34    $13.08    $13.45   $12.70    $12.05    $10.21   $10.33    $9.67     $11.27   $10.52
Period

Net Investment income               0.31      0.5       0.27     0.09      0.18      0.34     0.57      0.29      0.59     0.21
Net Gains or (Losses) on Securities
(both realized and unrealized)      1.07      2.68      (0.37)   0.82      0.58      1.84     (0.12)    0.69      (1.22)   0.59
Total From Investment Operations    1.38      3.18      (0.10)   0.91      0.76      2.18     0.45      0.98      (0.63)   0.80
LESS DISTRIBUTIONS


                                       4

Dividends (from net investment      (0.31)    (0.50)    (0.27)   (0.16)    (0.11)    (0.34)   (0.57)    (0.32)    (0.78)   (0.05)
 income)
Distributions (from capital gains)  ----      (0.42)    -----    -----     -----     -----    -----     -----     (0.19)   -----
Total Distributions                 (0.31)    (0.92)    (0.27)   (0.16)    (0.11)    (0.34)   (0.57)    (0.32)    (.097)   (0.05)

NET ASSET VALUE, END OF PERIOD      $16.41    $15.34    $13.08   $13.45    $12.70    $12.05   $10.21    $10.33    $9.67    $11.27

TOTAL RETURN                        9.08%     24.61%    (0.69%)  7.21%     6.35%     21.46%   4.31%     10.71%    (5.79%)  7.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)    24,204    24,631    22,176   26,171    25,534    32,654   24,664    29,711    4,478    12,822
Ratio of Expenses to Average Net
 Assets                             1.65%     1.64%     1.63%    1.51%     1.51%     1.42%    1.46%     1.55%     1.50%    1.48%
Ratio of Net Income (Loss) to
Average  Net Assets                 1.92%     3.38%     1.95%    0.69%     1.31%     2.98%    4.90%     2.63%     2.06%    1.79%
Portfolio Turnover Rate             82%       338%      103%     100%      39%       265%     436%      50%       313%     326%
Average Brokerage Commission
  Per Share                         $0.0910   $0.0506   N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A


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                             PERFORMANCE COMPARISON
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                                                            THE HIGHLANDS GROWTH
THE HIGHLANDS GROWTH FUND, THE S&P 500 INDEX,               FUND AVERAGE ANNUAL
AND THE MORNINGSTAR'S AVERAGE GROWTH MUTUAL FUND            TOTAL RETURNS FOR
The Growth of $10,000 (1/1/87 to 12/31/96)                  THE PERIODS ENDED
                                                            DECEMBER 31, 1996
      The Highlands    The S&P      Morningstar's Average
      Growth Fund      500 Index*   Growth Mutual Fund
      -----------      ---------    ------------------             1 YEAR
        $10,000         $10,000         $10,000                    ------
1987    $10,761         $10,526         $10,282                    9.08%
1988    $10,138         $12,274         $11,813
1989    $11,169         $16,163         $15,064                    5 YEARS
1990    $11,650         $15,659         $14,327                    -------
1991    $14,151         $20,431         $19,691                    9.01%
1992    $15,049         $21,988         $21,422
1993    $16,134         $24,200         $23,982                    10 YEARS
1994    $16,023         $24,520         $23,565                    --------
1995    $19,966         $33,722         $30,854                    8.45%
1996    $21,779         $41,461         $36,793


     The graph depicting the growth of $10,000 and the average annual total returns for the Fund is representative of past performance and are not intended to indicate future performance.

     * The S&P 500 Composite Stock Price Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1996 IN REVIEW.

     The Growth Fund changed its name from The Growth Fund to The Highlander Fund on November 2, 1996. Along with its name change, The Highlander Fund changed its investment objective to that described in "Investment Objectives and Policies" and the Portfolio engaged the Subadviser and the Sector Advisers to manage the Portfolio. On April 16, 1997, The Highlander Fund changed its name to The Highlands Growth Fund. Consequently, the performance information shown above reflects the performance of The Highlands Growth Fund under the prior investment objective and policies and before the Portfolio's engagement of the Subadviser and Sector Advisers. See "The Trust and its Management."

     The total return of The Highlands Growth Fund was 9.08 percent during 1996. For the same period, the return of the average Growth Fund, as reported by Morningstar, Inc., was 19.25 percent. The S&P 500 Index provided a total return of 22.95 percent during 1996.

     Periods of volatility in the stock market during 1996 caused the Highlands Growth Fund to adopt several fully or partially defensive positions over the course of the year. The Fund achieved a partially defensive position, of as much as 50 percent, on several occasions during the first half of the year, when the investment adviser's evaluation of market conditions indicated a growing level of risk in the stock market. The Fund's only fully defensive position of 1996 came during the third quarter, from mid-July until late August. While the investment adviser's evaluation of the risk present in the market improved as the year drew to a close, the Fund did not return to a fully invested position until mid-November.

     The performance comparison above includes an additional index, Morningstar's Average Growth Mutual Fund, because it reflects the mutual fund peer group in which the Fund is often categorized.

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                    PERFORMANCE OF MR. GURNER AND SUBADVISER
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     William L. Gurner, the President, Administrator and Portfolio Manager of the Subadviser, served as Manager (Trust Investments) for an employee benefit plan of a large corporation from September, 1987 through December, 1994. The following table sets forth Mr. Gurner's performance from March 1, 1991 through December 31, 1994 (from September, 1987 until March 1, 1991, the employee benefit plan did not have investment objectives, policies, strategies and risks similar to those of the Growth Stock Portfolio and the Fund) relating to the historical performance of the employee benefit plan managed by Mr. Gurner and the Subadviser's composite performance relating to the historical performance of private accounts managed by the Subadviser from January 1, 1995 through December 31, 1996, that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. Mr. Gurner and the Subadviser engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage on a discretionary basis the assets of the employee benefit plan and such private accounts. The data is provided to illustrate the past performance of Mr. Gurner and the Subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Growth Stock Portfolio or the Fund. Investors should not consider this performance data as an indication of future performance of the Growth Stock Portfolio or the Fund. Mr. Gurner and the Subadviser's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Subadviser's composite includes all actual, fee paying, discretionary, private accounts managed by the Subadviser that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the Subadviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

     The employee benefit plan managed by Mr. Gurner and the private accounts that are included in the Subadviser's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for employee benefit plan managed by Mr. Gurner and the Subadviser's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

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*AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

     The investment results of Mr. Gurner and the Subadviser's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                   PERFORMANCE

YEAR         MR. GURNER         THE SUBADVISER'S         S&P 500(1)
----         ----------         ----------------         ----------

1991(2)        18.79%                 N.A.                 16.66%
1992            8.26%                 N.A.                  7.69%
1993           14.78%                 N.A.                 10.00%
1994            0.97%                 N.A.                  1.30%
1995            N.A.                 45.79%                37.53%
1996            N.A.                 26.27%                23.08%

(1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) Commencement of investment operations with regard to Mr. Gurner is March 1, 1991.

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                       INVESTMENT OBJECTIVES AND POLICIES
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     The Highlands Growth Fund and the Growth Stock Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors, except as otherwise provided herein. No such change would be made in the Fund, or Portfolio, without 30 days prior written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in its corresponding Portfolio, see "Other Information--Investment Structure." Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The Portfolio seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S & P 500"). Current income will not be a primary objective. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     Common stocks are selected for the Portfolio from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The Subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously categorizes domestic publicly traded common stocks into a specific industry sector.

     The total market value of the common stocks in each industry sector of the S & P 500 is compared by the Subadviser to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the amount of assets in the Portfolio allocated to that industry sector will be reallocated by the Subadviser. The Subadviser may make a reallocation more frequently than monthly if it chooses to do so in its sole discretion. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover.

     Except as otherwise provided below, the assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Board of Trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more Sector Advisers, except (i) the assets of the Portfolio representing the health sector will be managed and "indexed" by the Subadviser until it selects one or more Sector Advisers, subject to the review and approval of the Portfolio Trustees, to manage the assets of the Portfolio representing the health sector and (ii) in the event a proposed Sub-subadvisory Agreement is terminated leaving no Sector Adviser to manage the assets of the Portfolio representing an industry sector, the Subadviser will, upon termination and until a new Sector Adviser were selected, manage and "index" the assets of the Portfolio representing the applicable industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each Sector Adviser is limited to the list of companies identified by the Subadviser which represents the Sector Adviser's specific industry sector. Each Sector Adviser then selects those common stocks which, in its opinion, best represent the industry sector the Sector Adviser has been assigned. In selecting securities for the Portfolio, the Sector Advisers evaluate factors believed to be favorable to long term growth of capital including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Sector Advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary investments such as money market instruments, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements. See "Additional Investment Policies - Money Market Instruments and Bonds." The Portfolio may purchase stock index futures contracts and related options. See "Additional Investment Policies - Hedging Strategies and Option Strategies." Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

     As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer and with respect to 75% of the total assets of the Portfolio, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. Government Securities, as defined in the Investment Company Act of 1940) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

     See the Fund's Statement of Additional Information for other details.

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                         ADDITIONAL INVESTMENT POLICIES
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MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Portfolio will limit its purchases to the following securities:

o U.S. Government Securities and Securities of its Agencies and Instrumentalities.

o    Bank Obligations and Instruments Secured Thereby.

o High Quality Commercial Paper -- The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

o Private Placement Commercial Paper -- unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

o High Grade Corporate Obligations -- obligations rated at least A by Standard & Poor's or Moody's.

o Repurchase Agreements Pertaining to the Above -- The Portfolio may invest in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.

HEDGING STRATEGIES

     The Portfolio may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) To gain equity market exposure for unallocated and uninvested cash balances of the Portfolio; (2) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser, Subadviser or a Sector Adviser is implementing a change in the Portfolio's investment position; (3) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (4) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying assets, security or index. Accordingly, these financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The Portfolio will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in the Portfolio, securities which it intends to purchase, or to gain market exposure for unallocated and uninvested cash balances. The Portfolio will only enter in such transactions when they are economically appropriate to meeting portfolio investment objectives and to the reduction of risks inherent in the ongoing management of the Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for a mutual fund, such as the Fund. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the

Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase.

     There can be no guaranty that the Portfolio will be able to realize this objective and, as noted below under "Risk Factors", there are some risks in utilizing a hedging strategy.

OPTION STRATEGIES

     The Portfolio may write (sell) covered call options. The purpose of such transactions is to: (1) hedge against changes in the market value of specific securities held by the Portfolio; and/or (2) to generate incremental income by capturing the proceeds of options sold.

     The Portfolio may write (sell) call options, but only if such options are covered and remain covered as long as the Portfolio is obligated as a writer of the option (seller). A call option is "covered" if the Portfolio owns the underlying security covered by the call. If a "covered" call option expires un-exercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or a loss from the sale of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

RISK FACTORS

     The Growth Stock Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. When the Growth Stock Portfolio is invested in smaller capitalization issues, it could be subject to wider price fluctuations than the stock market as measured by popular market indices.

     There is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Options are subject to certain risks, including the risk of imperfect correlation between the option and the security underlying the option contract and the risk that there may not be a liquid secondary market for the option when the Portfolio seeks to repurchase a call option. Entering into a covered call writing transaction can also limit the appreciation potential of the Portfolio.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Manager or the Subadviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful. There may not be a liquid market for futures positions when the Portfolio seeks to remove a hedge transaction. The liquidity of both options and futures contracts may also be affected if options and futures exchanges impose trading halts, particularly when markets are volatile.

     The Portfolio may invest in repurchase agreements with banks and securities brokers, and in private placement commercial paper.

     All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

     Private placement commercial paper ("Rule 144A securities ") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     The use of multiple Sector Advisers or the replacement of a Sector Adviser may increase the Portfolio's portfolio turnover rate, realizations of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolio and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends, Capital Gains, Distributions and Taxes."

PORTFOLIO TURNOVER

     The Portfolio's portfolio turnover rate for 1996 was 82%. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Subadviser anticipates that the annual portfolio turnover rate for the Portfolio will not exceed 90%. See "Portfolio Transaction Policies."

     The Portfolio intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Portfolio's investments.

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                          THE TRUST AND ITS MANAGEMENT
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     The Trust is an open-end management investment company organized as a Massachusetts Business Trust on December 31, 1991 as the successor to a Pennsylvania Business Trust organized on April 30, 1982. Each of the Trust's funds are diversified open-end management investment companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.


     Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

MANAGER

     R. Meeder & Associates, Inc. (the "Manager") has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Fund's investment adviser from its inception in 1988 until May of 1992, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel. The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's financial futures contracts and related options. See "Additional Investment Policies-Hedging Strategies and Option Strategies."

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Adviser Dealer Services, Inc., a registered broker-dealer; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager's officers and directors are as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President, Wesley F. Hoag, Vice President and General Counsel; Steven T. McCabe, Vice President; and Roy E. Rogers, Vice President.

     Philip A. Voelker is primarily responsible for managing the liquidity reserve of the Portfolio and managing the futures contracts and related options of the Portfolio on behalf of the Manager. Mr. Voelker is a Vice President and Trustee of the Portfolio, Vice President and Trustee of The Flex-funds and Senior Vice President of the Manager. Mr. Voelker has been associated with the Manager since 1975.


     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets.

     All compensation to the Manager will be shared by the Subadviser and the Manager out of the Manager's fee from the Portfolio in accordance with a formula such that the Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets at effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fee of 0.75% will be shared such that the Manager will receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee would be shared such that the Manager would receive 0.25% and Subadviser 0.35%.

     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $7,500. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewed annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1996, total payments to Mutual Funds Service Co. amounted to $33,118 and $30,867 for the Fund and Portfolio, respectively.


     A broker-dealer may use a portion of the commissions paid by the Portfolio to reduce the Portfolio or the Fund's expenses. The Manager, Subadviser and Sector Advisers may take into account sales of shares of the Fund and other funds advised by them in selecting broker-dealers to effect portfolio transactions on behalf of the Portfolio.

SUBADVISER

     Sector Capital Management, L.L.C. (the "Subadviser"), 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119, serves as the Growth Stock Portfolio's subadviser under an Investment Subadvisory Agreement among the Portfolio, the Manager and the Subadviser. The Subadviser furnishes investment advisory services in connection with the management of the Growth Stock Portfolio.

     The Subadviser is a Georgia limited liability company that has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January, 1995. As of December 31, 1996, the Subadviser held discretionary investment authority over approximately $96 million of assets. The Subadviser is controlled by William L. Gurner and John K. Donaldson. Mr. Gurner is primarily responsible for the day-to-day management of the Portfolio through interaction with each of the Sector Advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Portfolio on behalf of the Subadviser. Mr. Gurner has been associated with the Subadviser since its inception in January, 1995. Mr. Gurner, President, Administrator, Manager and a Member of the Subadviser, is a Trustee of The Growth Stock Portfolio, the Trust and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager.

     The Subadviser and the Portfolio have entered into a Sub-subadvisory Agreement with each Sector Adviser selected for the Portfolio. It is the Subadviser's responsibility to select, subject to the review and approval of the Board of Trustees, the Sector Advisers who have distinguished themselves by able performance in respective areas of expertise in sector management and to review their continued performance. In addition, it is the Subadviser's responsibility to categorize publicly traded domestic common stocks into a specific industry sector. The Subadviser may also invest the Portfolio's financial futures contracts and related options.

     Subject to the supervision and direction of the Portfolio's Board of Trustees, the Subadviser provides to the Portfolio investment management evaluation services principally by performing initial due diligence on prospective Sector Advisers for the Portfolio and thereafter monitoring Sector Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Sector Advisers. In evaluating prospective Sector Advisers, the Subadviser considers among other factors, each Sector Advisers level of expertise; relative performance and consistency of performance, level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Subadviser has responsibility for communicating performance expectations and evaluations to Sector Advisers and ultimately recommending to the Board of Trustees of the Portfolio whether Sector Advisers' contracts should be renewed, modified, or terminated. The Subadviser provides reports to the Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

     The Subadviser pays each Sector Adviser a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadviser to the Sector Adviser at an annual rate equal to 0.25%.

     Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Portfolio.

     Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Portfolio's performance compared to the applicable indices and also will review the Portfolio's compliance with its investment objectives and policies.

     While the investment professionals of the Subadviser have experience in asset management and the selection of investment advisers, prior to the Subadviser becoming the subadviser to the Portfolio, on December 31, 1996, it did not have previous experience in providing investment advisory services to an investment company.

     The Portfolio has filed an exemptive order application (the "Application") with the Securities and Exchange Commission (the "SEC") seeking an exemption from Section 15(a)(1) of the Investment Company Act of 1940 to the extent necessary to permit the Portfolio and the Subadviser to enter into Investment Subadvisory Agreements with each Sector Adviser without such agreements being approved by the shareholders of the Portfolio, except for Investment

Sub-subadvisory Agreements with an affiliated person of the Portfolio, the Manager or the Subadviser other than by reason of such affiliated person serving as an existing Sector Adviser to the Portfolio. Applicable orders granted by the SEC to other investment companies seeking similar exemptions have required as a condition to granting the order that the investment company obtain shareholder approval for such a policy. The Portfolio expects that the SEC will impose the same condition on the Portfolio and accordingly on December 20, 1996, at a Special Meeting of the shareholders of the Portfolio, the shareholders approved a proposal to allow the Portfolio and the Subadviser to enter into Investment Sub-subadvisory Agreements with Sector Advisers without such agreements being approved by the shareholders of the Portfolio. In addition, the Portfolio's Application includes the condition that within 90 days of the hiring of any new Sector Advisers and executing a new Investment Sub-subadvisory Agreement, the Subadviser will furnish shareholders with an information statement about the new Sector Adviser and Investment Sub-subadvisory Agreement. There is no guarantee that the SEC will grant the Portfolio's application for exemptive relief. Any changes to the Investment Advisory Contract between the Portfolio and the Manager or the Investment Subadvisory Agreement among the Portfolio, Manager and Subadviser still require shareholder approval. In accordance with the terms of the application for exemption, a majority of the shareholders of the Fund have approved the operation of the Trust in accordance with the exemption.


     SECTOR ADVISERS: The Sector Advisers have agreed to an investment advisory fee based on the average net assets of the Portfolio assigned to them by the Subadviser at an annual rate equal to .25%, which is generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and for which they perform all administrative responsibilities.

     Subject to the supervision and direction of the Subadviser and, ultimately, the Board of Trustees of the Portfolio, each Sector Adviser's responsibilities are limited to managing its portion of the securities held by the Portfolio in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio. The following sets forth certain information about each of the Sector Advisers:

MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1996, Miller/Howard held discretionary investment authority over approximately $183 million of assets. Lowell Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each own more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Growth Stock Portfolio, a Trustee and Vice President of the Trust and a Trustee and a Vice President of The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York, 12498.

HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1996, Hallmark held discretionary investment authority over approximately $120 million of assets.

Peter S. Hagerman owns more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, are the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey, 07004.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1996, Barrow held discretionary investment authority over approximately $20.5 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, 75204-2429.

THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1996, The Mitchell Group held discretionary investment authority over approximately $245 million of assets. Rodney Mitchell, President, Chief Executive Officer, Chief Financial Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas, 77002.

ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1996, Ashland managed accounts having a value of approximately $1.45 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Perry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terence J. McLaughlin, Managing Director of Ashland and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York, 10004.

DREMAN VALUE ADVISORS, L.P. serves as Sector Adviser to the finance sector of the Portfolio. Dreman is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1977. As of December 31, 1996, Dreman held discretionary investment authority over approximately $3.8 billion of assets.

Dreman is a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("Zurich Kemper"), which is a wholly-owned subsidiary of ZKI Holding Corporation, which is approximately 97% owned by Zurich Holding Company of America, Inc., which is a wholly-owned subsidiary of Zurich Insurance Company. The directors of Dreman are James R. Neal, President and Chief Executive Officer of Dreman, John E. Neal, President of Kemper Funds Group, a unit of Zurich Kemper, Stephen B. Timbers, President, Chief Executive Officer and Chief Investment Officer of Zurich Kemper, and David N. Dreman, Chairman of the Board of Dreman. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dreman. Mr. Kay has been associated with Dreman since 1993. From 1990 to 1993, Mr. Kay was an associate with J.S. Eliezer, a management consulting firm serving primarily the media industry. Dreman's principal executive offices are located at 280 Park Avenue, 40th Floor, New York, NY 10017.

RCM CAPITAL MANAGEMENT, L.L.C. serves as Sector Adviser to the technology sector of the Portfolio. RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $25.6 billion of assets under management as of December 31, 1996. RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California limited partnership, which, with its predecessors, has been in operation since 1970. RCM is a wholly owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of RCM, Michael J. Apatoff, President, Chief Operating Officer and Principal of RCM, Hans-Dieter Bauernfeind, General Manager of Dresdner, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, John D. Leland, Jr., Principal of RCM, Jeffrey S. Rudsten, Principal of RCM, William S. Stack, Principal of RCM and Kenneth B. Weeman, Jr., Principal and Head of Equity Trading of RCM. Walter C. Price and Huachen Chen, each Principals of RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to RCM. Messrs. Price and Chen have managed equity portfolios on behalf of RCM since 1985. RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.


     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates at will as future interpretations of current requirements, could prevent RCM from continuing to perform investment management services for the Portfolio.

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                         PORTFOLIO TRANSACTION POLICIES
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     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Subadviser for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Portfolio's liquidity reserves and the Manager or the Subadviser may invest the Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Portfolio's assets assigned to it. These practices may increase the Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolio and their shareholders. See "Portfolio Turnover" above and in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends, Capital Gains, Distributions and Taxes."

     The Portfolio may effect portfolio transactions with or through the Manager, Subadviser or Sector Advisers, or their affiliates, when the Manager, Subadviser or Sector Advisers, as appropriate, determine that the Portfolio will receive the best net price and execution. This standard would allow the Manager, Subadviser or Sector Advisers, or their affiliates, to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

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                                DISTRIBUTION PLAN
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     The Trust has adopted a distribution expense plan (the "Plan") which authorizes The Highlands Growth Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."


     The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of its average net assets annually pursuant to the Plan. The Fund does not make Plan payments with respect to any of the other Funds of the Trust, nor are any of its Plan payments made by any of the other Funds.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.

     The Trust has entered into agreements whereby Consultants (including two
(2) Trustees) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of The Highlands Growth Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.


     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

     Total payments made in The Highlands Growth Fund under the Distribution Plan for the period ended December 31, 1996, as a percentage of average net assets, amounted to 0.14%. (See "Synopsis of Financial Information.")


     The Manager or the Subadviser may use it resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager or Subadviser any separate fees for this service.

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            INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAXES
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     It is the policy of the Trust to distribute substantially all of its net income. The Fund's net income consists of the income it earns from its investment in the Growth Stock Portfolio, less expenses. The Fund also intends to distribute its net capital gains, if any, to its shareholders annually.

     The Highlands Growth Fund declares and pays dividends from net investment income, if any, on a quarterly basis. All such dividends of net income are automatically reinvested in additional shares at the net asset value on the last business day of each month. A shareholder may elect to receive such dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Trust in writing.


     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, and at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Highlands Growth Fund expects to make such a distribution in future years.


     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Trust files federal income tax returns for each of its Funds. The Fund is treated as a separate entity for federal income tax purposes. The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities and (3) realization of less than 30% of gross income from gains on the sale of securities held less than three months. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last eleven fiscal years.


     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

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                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

--------------------------------------------------------------------------------
                       PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     The Highlands Growth Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index or other various unmanaged indices or results of other mutual funds or investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.


     The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager and/or the Subadviser may have voluntarily agreed to waive portions of their fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Growth Stock Portfolio at those dates. Annual reports are audited by independent accountants.


--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.


INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.


     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Fund's Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objectives and Policies", except as otherwise provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager", "Investment Subadviser", "Investment Sub-subadvisers" and "Trustees and Officers" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     Shares are offered continuously and sold without a direct sales charge, although the Trust does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of The Highlands Growth Fund are sold at the net asset value per share next determined after receipt by The Highlands Growth Fund or the authorized service agent or sub-agent of both a purchase order and payment. (See "How Net Asset Value is Determined.") Net asset value generally changes each day.


     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     OPENING AN ACCOUNT --You may open an account by mail or bank wire as follows:

     By Mail: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Highlands Growth Fund must accompany the New Account Application and should be mailed to the following address:


     THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

     By Bank Wire: If the wire order is for a new account in the Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

          STAR BANK, N.A. CINTI/TRUST
               (ABA #: 042-00001-3)

          ATTENTION: THE FLEX-FUNDS
                     THE HIGHLANDS GROWTH FUND

          Credit Account Number:  9304932
               Account Name (your name)
          Personal Account No. (your Highlands Growth Fund account number)


     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Highlands Growth Fund (please include your account number on the check) and mail as follows:


          THE FLEX-FUNDS
          LOCATION NUMBER: 00215
          CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER--Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

     WHEN PURCHASES ARE EFFECTIVE--New Account Applications for The Highlands Growth Fund when accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except when purchases are made by telephone, payment is due within three business days.


     If a shareholder's check is dishonored, the purchase and any dividends paid thereon, if any, will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

     FINANCIAL INSTITUTIONS--You may buy shares or sell shares of the Fund through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of the Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Trust may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of the Fund. Payment is due within three business days. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the Fund.


--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Fund does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Fund may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.


     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures, MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     WHEN REDEMPTIONS ARE EFFECTIVE--Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check, used to purchase shares, has been collected which could be fifteen
(15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     A shareholder may exchange shares of the Fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements.

     It will be necessary to complete a separate New Account Application if:

     1.   a shareholder wishes to register a new account in a different name;

     2.   a shareholder wishes to add telephone redemption to an account; or

     3. a shareholder wishes to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the Fund by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged that day.

BY MAIL:

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE:

     Exchange requests may be made by telephone: call 1-800-325-FLEX or (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone exchange request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the exchange. If MFSCo fails to follow reasonable procedures MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone exchange privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone exchange. Other information may also be required and calls may be recorded.

     Any exchange involves a redemption of all or a portion of the shares in the Fund and an investment of the redemption proceeds in shares of one of the other Flex-funds' funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, The Highlands Growth Fund reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.


     The exchange of shares of the Fund for shares of another Flex-funds' fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

--------------------------------------------------------------------------------
                           FLEX-FUNDS RETIREMENT PLANS
--------------------------------------------------------------------------------

     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), a Simple IRA and a Simplified Employee Pension (SEP). Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX or (614) 760-2159.


     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     DIRECT DEPOSIT: Investments of $100 or more may be directly deposited into your account. Shareholders wishing to have one or more institutions electronically transfer funds into their account should contact the Trust for information on this service. There is no charge associated with this service.


     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares of the Fund having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.


--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUMS--The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)


INVESTMENT SUBADVISER
Sector Capital Management, L.L.C.
5350 Poplar Avenue, Suite 490
Memphis, Tennessee  38119

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)


AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215


                                 THE FLEX-FUNDS
                            THE HIGHLANDS GROWTH FUND
                                   PROSPECTUS

                                 APRIL 30, 1997

                                                            Rule 497(c) & (g)
                                                            File Nos. 2-85378
                                                                      811-3462


                            PROSPECTUS APRIL 30,1997
                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.
                            U.S. GOVERNMENT BOND FUND
                       6000 Memorial Dr. Dublin, OH 43017
                            800-325-FLEX 614-760-2159

     The Flex-funds are a family of mutual funds organized as a business trust (the "Trust") consisting of five separate series or portfolios, each of which has separate investment objectives and policies. The U.S. Government Bond Fund (the "Fund") is an open-end investment management company known as a mutual fund. The Fund's objective is to maximize current income through investment in securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

     The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in the Bond Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Accordingly, investors should carefully consider this investment approach. For additional information regarding this unique concept, see "Investment Objectives and Policies" and "Other Information -- Shares of Beneficial Interest and Investment Structure."

     The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. Consequently, the Portfolio employs flexible investment strategies.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Fund has adopted a Rule 12b-1 distribution plan to aid in the distribution of shares. (See "Distribution Plan".)


                         FLEXIBLE INVESTMENT STRATEGIES


     The Portfolio may be invested defensively, for temporary periods, if the Portfolio's investment adviser deems it advisable because of adverse market conditions.

     A defensive position will be adopted in a manner which the investment adviser considers to be most consistent with the Portfolio's objective, policies and restrictions. Because the Fund may invest defensively, it is classified as an asset allocation fund.


                             ADDITIONAL INFORMATION


     This Prospectus sets forth basic information about the Trust and The U.S. Government Bond Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling: 1-800-325-FLEX or
(614) 760-2159.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Highlights                          2     Performance Information             15
Synopsis of Financial Information   3     How Net Asset Value is Determined   16
Financial Highlights                5     Other Information                   16
Performance Comparisons             6     SHAREHOLDER MANUAL
Investment Objectives and Policies  7     How to Buy Shares                   19
Additional Investment Policies      8     How to Make Withdrawals
     Risk Factors                  10         (Redemptions)                   21
The Trust and Its Management       11     Exchange Privilege                  22
Distribution Plan                  13     Flex-funds Retirement Plans         23
Income Dividends, Capital Gains,          Other Shareholder Services          24
     Distributions and Taxes       14     Shareholder Accounts                25

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The U.S. Government Bond Fund's objective is to maximize current income through investment in securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.


LIQUIDITY: The Fund is an open-end investment company that continuously offers and redeems shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

DIVERSIFICATION: The Fund is diversified because 75% of the assets of the Portfolio is restricted by the following rules: (1) No more than 5% may be invested in the securities of a single company and (2) the Portfolio may not purchase more than 10% of any company's outstanding voting securities.


NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Simple IRA, Simplified Employee Pension (SEP) and a number of other special shareholder services.

MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974.

DISTRIBUTION PLAN: The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under this plan, as much as 2/10 of 1% of the Fund's average net assets may be paid annually to aid in the distribution of shares. See "Distribution Plan."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order by Mutual Funds Service Co., the Transfer Agent for the Fund, or the Fund's authorized service agent or sub-agent.

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry only if the shareholder identifies the account by account number or by the social security number listed on the account.

FOR MORE INFORMATION ABOUT SPECIFIC SHAREHOLDER ISSUES, PLEASE SEE THE SHAREHOLDER MANUAL.


                        SYNOPSIS OF FINANCIAL INFORMATION


                                                      U.S.
                                                   GOVERNMENT
                                                   BOND FUND
                                                   ---------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------

Maximum Sales Load Imposed on Purchases                None
------------------------------------------------------------
Maximum Deferred Sales Load                            None
------------------------------------------------------------
Maximum Sales Load Imposed on
   Reinvested Dividends                                None
------------------------------------------------------------
Redemption Fees                                        None
------------------------------------------------------------
Exchange Fees                                          None
------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
------------------------------------------------------------
Management Fees (Net of Fees Waived)*                  0.34%
------------------------------------------------------------
Distribution Plan (12b-1 Fees)**                       0.16%
------------------------------------------------------------
Other Expenses                                         0.50%
------------------------------------------------------------

TOTAL FUND OPERATING EXPENSES
(Net of Fees Waived)*                                  1.00%
------------------------------------------------------------


EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
The U.S. Government Bond Fund
     Net of Fees Waived*             $10       $32       $55       $122

     *Expenses used in these illustrations summarize expenses actually incurred for the Fund and its corresponding Portfolio, The Bond Portfolio, for the year ended December 31, 1996.

     During the year ended December 31, 1996, the Investment Adviser waived a portion of its management fees in order to reduce the operating expenses of the Fund. Expenses shown as "Net of Fees Waived" are based on actual fees paid by the Fund. Had management fees not been waived, Management Fees and Other Expenses, as a percentage of average net assets, would have been 0.40% and 0.16%, respectively. Total Fund Operating Expenses, as a percentage of average net assets, would have been 1.06%.

     The Investment Adviser presently intends to waive a portion of its management fees in the Portfolio to the extent necessary to keep the expenses of the Fund at or below 1% of average net assets in 1997. The Investment Adviser may change this policy at any time without notice to shareholders. This would, in some circumstances, have an adverse effect on the net income of the Fund, and the yields earned by shareholders. For planning purposes, prospective investors and shareholders should assume that management fees will not be waived.

     **Distribution Plan Expense: The Trust is party to agreements whereby consultant companies or individuals (including two Trustees), are paid for explaining the Fund, its investment objective and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

     The tables on the preceding page are meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA and 403(b) accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA and 403(b) accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Trust, see "The Trust and Its Management" and "Distribution Plan."

     Principally because there is no duplication of fees or expenses between the Fund and the Portfolio, the Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will, at a minimum, be approximately equal to and may be less than the expenses that would be incurred by the Fund if the Investment Adviser was not waiving fees and if the Fund continued to retain the services of an investment adviser and to invest directly in portfolio securities. There can, of course, be no assurance that any such expense savings will be realized. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

     The table and hypothetical example on the preceding page are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance or expenses, as actual rates of return and expenses may be more or less than the rate and amounts shown.


                              FINANCIAL HIGHLIGHTS

     The financial highlights for The U.S. Government Bond Fund are listed below. This information has been audited in conjunction with the annual audits of the financial statements of The U. S. Government Bond Fund and its corresponding Portfolio by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods ended December 31, 1988 through December 31, 1996; and by other independent certified public accountants for the earlier periods.

                          THE U.S. GOVERNMENT BOND FUND
                                             1996    1995     1994     1993     1992     1991     1990    1989     1988     1987
                                             ----    ----     ----     ----     ----     ----     ----    ----     ----     ----
Net Asset Value, Beginning of period         $21.58  $19.25   $20.18   $19.46   $19.84   $18.37   $18.24  $18.25   $19.22   $21.31
INCOME FROM INVESTMENT OPERATIONS
     Net Investment income                     0.96    1.11     0.72     0.86     0.99     1.23     1.33    1.54     1.49     1.66
     Net Gains or (Losses) on Securities
     (both realized and unrealized)           (0.94)   2.33    (0.93)    0.71    (0.38)    1.47     0.13   (0.01)   (0.97)   (1.78)
-----------------------------------------------------------------------------------------------------------------------------------

Total From Investment Operations               0.02    3.44    (0.21)    1.57     0.61     2.70     1.46    1.53     0.52    (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends (from net investment income)        (0.96)  (1.11)   (0.72)   (0.85)   (0.99)   (1.23)   (1.33)  (1.54)   (1.49)   (1.66)
Distributions (from capital gains)             -        -         -       -        -        -        -       -      (0.31)   (0.17)
-----------------------------------------------------------------------------------------------------------------------------------


TOTAL DISTRIBUTIONS                           (0.96)  (1.11)   (0.72)   (0.85)   (0.99)   (1.23)   (1.33)  (1.54)   (1.49)   (1.97)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD               $20.64  $21.58   $19.25   $20.18   $19.46   $19.84   $18.37  $18.24   $18.25   $19.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                   0.15%  18.32%   (0.99%)   8.21%    3.26%   15.30%    8.35%   8.75%    2.74%   (0.62%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)          17,783   16,048   12,983   13,137   11,100    9,316    5,493   4,547    6,337   13,424
   Ratio of Expenses to Average Net Assets     1.00%   1.00%    1.00%    0.99%    1.00%    0.94%    0.99%   0.81%    0.83%    0.75%
   Ratio of Net Income to Average Net Assets   4.61%   5.41%    3.71%    4.25%    5.13%    6.59%    7.33%   8.54%    7.85%    8.13%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                 1.06%   1.14%    1.14%    1.09%    1.21%    1.23%    1.36%   1.15%    0.89%    0.81%
   Ratio of Net Income to Average Net Assets,
      before waiver of fees(1)                 4.55%   5.27%    3.57%    4.15%    4.92%    6.30%    6.96%   8.20%    7.79%    8.25%
      Portfolio Turnover Rate                  779%    232%     708%     236%     101%     214%     500%    0.00%    188%     258%

(1) See "Synopsis of Financial Information" for explanation of Investment Adviser's waiver of fees.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information dated April 30, 1997.

                             PERFORMANCE COMPARISONS

THE U.S. GOVERNMENT BOND FUND VS. THE LEHMAN BROS.          AVERAGE ANNUAL TOTAL
INTERMEDIATE GOVERNMENT BOND INDEX AND MORNINGSTAR'S        RETURNS FOR THE
AVERAGE GENERAL GOVERNMENT BOND FUND                        PERIODS ENDED
The Growth of $10,000 (1/1/87 to 12/31/96)                  DECEMBER 31, 1996

                         The
         The U.S.        Lehman Bros.      Morningstar's         1 YEAR
         Government      Intermediate      Average General       ------
         Bond Fund       Govt. Index*      Govt Bond Fund*        0.15%
         ---------       ------------      ---------------

         $10,000         $10,000           $10,000               5 YEARS
1987     $ 9,938         $10,361           $10,135               -------
1988     $10,210         $11,024           $10,798                5.57%
1989     $11,104         $12,422           $12,075
1990     $12,031         $13,610           $13,086
1991     $13,872         $15,530           $14,921               10 YEARS
1992     $14,324         $16,606           $15,838               --------
1993     $15,500         $17,984           $17,096                6.16%
1994     $15,346         $17,670           $16,499
1995     $18,158         $20,219           $18,952
1996     $18,185         $21,073           $19,428



The graph depicting the growth of $10,000 and the average annual total returns for The U.S. Government Bond Fund are representative of past performance and are not intended to indicate future performance.


The Lehman Brothers Intermediate Government Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1996 IN REVIEW.

The total return of The U.S. Government Bond Fund (formerly, The Bond Fund) was
0.15 percent during 1996. For the same, period, the total return of the Average General Government Bond Fund, as reported by Morningstar, Inc., was 2.51 percent. The Lehman Brothers Intermediate Government Bond Index provided a total return of 4.22 percent during 1996.

The U.S. Government Bond Fund was exposed to 10-year U.S. Treasuries as 1996 began, but achieved a fully defensive position by late February. The Fund remained fully defensive, with only minor exceptions, through much of the first nine months of 1996, regaining a fully-exposed position during October which it held through late December. As a result of this limited exposure, the Fund avoided several significant declines in the bond market. However, this fully defensive position also meant that the Fund was largely invested in money market instruments, which provide far less in the way of yield (and market risk) than longer-term Treasuries.

Along with its name change, the Fund changed its investment objective to invest in U.S. government securities and repurchase agreements relating thereto. As a result of this change in investment objective, The Bond Portfolio may no longer invest in, among other securities, corporate fixed income securities. Consequently, the above performance comparison no longer includes The Lehman Brothers Intermediate Government/Corporate Bond Index, which includes corporate fixed income securities. The Lehman Brothers Intermediate Government/Corporate Bond Index provided a total return of 4.06% in 1996.

                       INVESTMENT OBJECTIVES AND POLICIES


     The U.S. Government Bond Fund and the Bond Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders or the Portfolio's investors. No such change would be made in a Fund, or Portfolio, without 30 days written notice to shareholders.

     The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in the Portfolio, see "Other Information--Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The Portfolio may invest in financial futures contracts or related options as a hedge against changes, resulting from market conditions, in the values of securities held or which the Portfolio intends to purchase. These financial futures contracts for related options are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. See "Additional Investment Policies - Hedging Strategies."

     The investment objective of the Bond Portfolio is to maximize, consistent with its permitted universe of investments, current income through investment in securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities. Under normal circumstances, at least 65% of the value of The Bond Portfolio's total assets will be invested in U.S. government debt securities.


     The U.S. government securities in which the Bond Portfolio invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities are limited to: (1) direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; (2) notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and (3) repurchase agreements relating to any of the foregoing U.S. government securities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by: (1) the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; (2) discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or (3) the credit of the agency or instrumentality.

     The prices of U.S. government securities fluctuate inversely to the direction of interest rates.

     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities to the Bond Portfolio and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Bond Portfolio, it could receive less than the repurchase price on any sale of such securities.

     The Bond Portfolio will invest in U.S. government securities of varying maturities. Normally the average portfolio maturity will be approximately ten years as long as the Investment Adviser believes interest rates are stable or declining. The Bond Portfolio's assets will be invested in money market instruments when the Investment Adviser believes an unstable or rising interest rate trend is occurring. If the Investment Adviser believes that long-term interest rates offer an abnormally high current return versus inflation, the Bond Portfolio may be invested in U.S. government securities with maturities as long as 30 years.


     The Manager believes the appropriate way to defend assets against shifts in interest rates is to be invested in long-term U.S. government securities only when the trend of interest rates is stable or declining. To determine the U.S. government securities market environment, the Manager monitors the following technical indicators: (1) Momentum - the trend of U.S. government securities prices versus various moving averages; (2) Real Rates - the 10-year treasury bond yield as compared to the inflation rate; and (3) Yield Spread - the 10-year treasury bond yield as compared to the T-bill yield.


     Information concerning the selection of money market instruments is set forth in the Trust's Statement of Additional Information.

                         ADDITIONAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS


     When investing in money market instruments, The Bond Portfolio will limit its purchases, denominated in U.S. dollars, to securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.


HEDGING STRATEGIES


     The Portfolio may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser is implementing a change in the Portfolio's investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts, related options, and forward currency contracts used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significanatly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The Portfolio will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in its portfolio, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for a mutual fund, such as the Portfolio. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guaranty that the Portfolio will be able to realize this objective and, as noted below under "Risk Factors", there are some risks in utilizing a hedging strategy.

RISK FACTORS


     The Bond Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. The value of the Bond Portfolio could fluctuate as interest rate levels change, i.e. it can go down if interest rates increase and conversely its value can increase if interest rates decline. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies").


     Put and call option contracts involve some risk. For example, the total premium paid for an option contract could be lost if the Portfolio does not sell the contract or exercise the contract prior to its expiration date.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Investment Adviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.


     The Portfolio may invest in repurchase agreements with banks and securities brokers. All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.


PORTFOLIO TURNOVER


     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund.

     This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. However, viewed in terms of "round trips" The Bond Portfolio completed two and one-half "round trips" in the bond market.

     Management is presently unable to predict the portfolio turnover rate for the current year in the Portfolio, as any major change in investment posture to a defensive position, or vice versa, will result in high portfolio turnover. The Portfolio had a portfolio turnover rate of 779% in 1996.

     The Portfolio intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in a Portfolio's investments. The Portfolio will strive for a positive investment return each calendar year.

                          THE TRUST AND ITS MANAGEMENT


     The Trust was organized as a Massachusetts Business Trust on December 31, 1991 as the successor to a Pennsylvania Business Trust organized on April 30, 1982. Its constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Trust's investment adviser from its inception in 1982 until May of 1992, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Adviser Dealer Services, Inc., a registered broker-dealer; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager's officers and directors, and their principal offices are as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Wesley F. Hoag, Vice President and General Counsel; Steven T. McCabe, Vice President; and Roy E. Rogers, Vice President.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 0.40% of the first $100 million and 0.20% in excess of $100 million, of average net assets. These fees are higher than the fees charged to most other investment companies.


     The Manager presently intends to waive a portion of its management fees for the Bond Portfolio, but may change this policy at any time without notice to shareholders. For planning purposes prospective investors and shareholders should assume that expenses will be based on the maximum fees. (See footnotes to "Synopsis of Financial Information.")


     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Fund and the Portfolio by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee for accounting services for the Bond Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.06% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. In The U.S. Government Bond Fund, this annual fee is the greater of $15 per shareholder account or 0.06% of the Fund's average net assets. Mutual Funds Service Co. also serves as Administrator to the Trust pursuant to an Administrative Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of 0.05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1996, total payments to Mutual Funds Service Co. amounted to $38,145 for the Fund and Portfolio collectively.

     The Manager may take into account sales of shares of the Fund and other funds advised by the Manager in selecting broker-dealers to effect portfolio transactions on behalf of the Portfolio.

     A broker-dealer may use a portion of the commissions paid by the Portfolio to reduce the Portfolio or the Fund's expenses.


     Information concerning the Trustees and officers of both the Trust and the Portfolio appears in the Statement of Additional Information.

PORTFOLIO MANAGER


     Joseph A. Zarr is the portfolio manager primarily responsible for the day-to-day management of the Portfolio. Mr. Zarr was the portfolio manager of the Short-Term Global Portfolio from May of 1992 until May of 1996. Mr. Zarr is also a portfolio manager for the Manager. He has been associated with the Manager since 1991. Mr. Zarr has been a licensed stockbroker since 1978.


                                DISTRIBUTION PLAN


     The Trust has adopted a distribution expense plan (the "Plan") which authorizes the Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. The Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of the Fund's average net assets annually pursuant to the Plan.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.

     The Trust has entered into agreements whereby Consultants (including two Trustees) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans, to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.


     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.


     Total payments made by the Fund under the Plan in 1996, as a percentage of average net assets, amounted to 0.16%. (See "Synopsis of Financial Information.")

            INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS, AND TAXES


     It is the policy of the Trust to distribute substantially all of its net income. The Fund's net income consists of the income it earns from its investment in the Bond Portfolio, less expenses. The Fund also intends to distribute its net capital gains, if any, to its shareholders annually.

     In the Fund, net income is calculated daily and declared as a dividend to shareholders of record at the close of the previous business day. If a shareholder requests a redemption and the request is received by 3:00 p.m., then the shares so redeemed that day will not be paid that day's dividend. Net income earned by the Fund on a weekend or a holiday is declared as a dividend on Friday or the day prior to the holiday. All such dividends of net income are automatically reinvested in additional shares at the net asset value on the last business day of each month. A shareholder may elect to receive such dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Trust in writing. If the entire account of a shareholder is withdrawn, all dividends accrued at the time of withdrawal will be paid at that time.

     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by the Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The U. S. Government Bond Fund expects to make such a distribution in future years.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of the Fund, which frequently liquidates its portfolio for defensive purposes and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.


     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Trust files federal income tax returns for each of its Funds. The Fund is treated as a separate entity for federal income tax purposes. The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities and (3) realization of less than 30% of gross income from gains on the sale of securities held less than three months. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last fourteen fiscal years.


     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.


     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding. The Fund may refuse to sell shares to investors who have not complied with these requirements, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares at any time.


                             PERFORMANCE INFORMATION

     From time to time, the Fund may publish performance information and may include such information in advertisements, sales literature or shareholder reports. It will do so in accordance with methods which are described in the Statement of Additional Information.

     The yield quotation for the Fund is based upon a 30-day period ended on a specific date, computed by dividing the Fund's net investment income per share earned during the period by the Fund's price per share on the last day of the period. Quotations of yield for the Fund will be accompanied by total return calculations to the most recent quarter (see "Total Return" below). "Total return" quotations for the Fund will be expressed in terms of average annual compounded rates of return for the periods quoted, and will assume that all dividends and distributions were reinvested in additional shares. When applicable, the periods of time shown will be for a one-year period; a five-year period; a ten-year period; and since inception.

     Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper Analytical Services, Inc., Morningstar Mutual Fund Report, other publications, various indices or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

     Both the yield and the total return figure included in advertisements, sales literature or shareholder reports will be based on historical performance and are not intended to indicate future performance.


                        HOW NET ASSET VALUE IS DETERMINED


     In The U.S. Government Bond Fund, the net asset value per share (the price at which shares are purchased and redeemed) will be calculated each day the New York Stock Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. The net asset value per share will be calculated on each such day on the basis of portfolio values at 3:00 p.m. Eastern time. The U.S. Government Bond Fund shares will not be priced on Good Friday or on any holiday observed by the Federal Reserve system. These presently include New Year's Day, Martin Luther King Day, President's Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less liabilities, by the total number of its shares of beneficial interest outstanding at the time.


                                OTHER INFORMATION

SHARES OF BENEFICIAL INTEREST


     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in the Fund and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.


     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.


     The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.


INVESTMENT STRUCTURE


     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.


     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk.

     (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.


     The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.


     As stated in "Investment Objectives and Policies," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES


     Shares are offered continuously and sold without a direct sales charge, although the Trust does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information"). Shares of the Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment by the Fund's transfer agent or the Fund's authorized service agent or sub-agent. Net asset value generally changes each day. (See "How Net Asset Value Is Determined.")


                               MINIMUM INVESTMENT

     The minimum investment to open an account in the Fund is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

                               OPENING AN ACCOUNT

     You may open an account by mail or bank wire as follows:


     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The U.S. Government Bond Fund must accompany the New Account Application and should be mailed to the following address: THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account in the Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
              (ABA #: 042-00001-3)
         ATTENTION: THE FLEX-FUNDS
                    THE U.S. GOVERNMENT BOND FUND
         Credit Account Number 9305152
              Account Name (your name)
              Personal account number (your U.S. Government Bond Fund
                   account number)

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.


     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The U.S. Government Bond Fund. Please include your account number on the check and mail as follows:


              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

                            AUTOMATIC ACCOUNT BUILDER

     Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

                          WHEN PURCHASES ARE EFFECTIVE

     Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

     FINANCIAL INSTITUTIONS: You may buy shares or sell shares of the Fund through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of the Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Trust may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of the Fund. Payment is due no later than the Fund's pricing on the following business day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the Fund.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")


     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Fund does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Fund may waive these requirements in certain instances.


     Amounts withdrawn are mailed without charge to the address printed on your account statement.


     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on the shareholder's account statement.


     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

                         WHEN REDEMPTIONS ARE EFFECTIVE

     Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days with the following exception. If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

                               EXCHANGE PRIVILEGE

     A shareholder may exchange shares of the Fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

     1.   a shareholder wishes to register a new account in a different name;

     2.   a shareholder wishes to add telephone redemption to an account; or

     3. a shareholder wishes to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the Fund by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged that day.

BY MAIL:

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE:

     Exchange requests may be made by telephone: call 1-800-325-FLEX, or call
(614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Fund nor Mutual Funds Service Co. will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     Any exchange involves a redemption of all or a portion of the shares in the Fund and an investment of the redemption proceeds in shares of one of the other Flex-funds' funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, the Fund reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.

     The exchange of shares of the Fund for shares of another Flex-funds' fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

                           FLEX-FUNDS RETIREMENT PLANS


     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), a Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.


     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.


     DIRECT DEPOSIT: Investments of $100 or more may be directly deposited into your account. Shareholders wishing to have one or more institutions electronically transfer funds into their account should contact the Trust for information on this service. There is no charge associated with this service.


     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.


     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.


                              SHAREHOLDER ACCOUNTS

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUMS--The Trust reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.


ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)


CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202


TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)


AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215


                          THE U.S. GOVERNMENT BOND FUND

                                   PROSPECTUS

                                 APRIL 30, 1997

                                                            Rule 497(c) & (g)
                                                            File Nos. 2-85378
                                                                      811-3462


                          PROSPECTUS -- APRIL 30, 1997
                                 THE FLEX-FUNDS
                              THE MONEY MARKET FUND
                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.


                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159

     The Flex-funds are a family of mutual funds organized as a business trust (the "Trust") consisting of five separate portfolios (the "Funds"), each of which has separate investment objectives and policies. The Money Market Fund's objective is current income and stable asset values through investment in a portfolio of money market instruments. The Trust seeks to achieve the investment objective of The Money Market Fund (the "Fund") by investing all of the investable assets of the fund in the Money Market Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Accordingly, investors should carefully consider this investment approach. For additional information regarding this unique concept, see "Investment Objective and Policies" and "Other Information -- Shares of Beneficial Interest and Investment Structure."

     The Fund will seek to maintain a constant net asset value of $1 per share, although there is no assurance it will be able to do so. Investments in Fund shares are neither insured nor guaranteed by the U. S. Government.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Trust has adopted Rule 12b-1 distribution plans for using as much as 2/10 of 1% of net assets annually to aid in the distribution of shares.


     This Prospectus sets forth basic information about the Trust and The Money Market Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling: 1-800-325-FLEX, or (614) 760-2159.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                      Page
Highlights..............................2
Shareholder Inquiries...................3
Synopsis of Financial Information.......3
Financial Highlights....................5
Investment Objective and Policies.......6
The Trust and Its Management............7
Distribution Plan.......................9
Income Dividends and Taxes.............10
How Net Asset Value is Determined......11
Money Market Fund Yield................11
Other Information......................12
How to Buy Shares......................14
How to Make Withdrawals (Redemptions)..16
Check-writing Redemption Procedure.....17
Exchange Privilege.....................18
Flex-funds Retirement Plans............18
Other Shareholder Services.............18
Shareholder Accounts...................19

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The Money Market Fund's investment objective is current income and stable asset values through investment in a portfolio of money market instruments. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objective and Policies."

LIQUIDITY: The Trust is an open-end investment company. The Money Market Fund continuously offers and redeems shares of beneficial interest at next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

DIVERSIFICATION: The Fund is a diversified mutual fund because the assets of the Portfolio are restricted by the following rules: (1) No more than 5% may be invested in the securities of a single company, and (2) the Portfolio may not purchase more than 10% of any company's outstanding voting securities.

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

FREE CHECK-WRITING REDEMPTION: A supply of drafts will be supplied to any shareholder when requested. Drafts may be written in any amount not less than $100. Mutual Funds Service Co., the Transfer Agent for the Fund, will return drafts drawn on funds from purchases made by check(s) for a period of fifteen
(15) calendar days after receipt of the check(s) used to purchase shares. See "How to Make Withdrawals (Redemptions)."


RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Simple IRA, Simplified Employee Pension (SEP), and a number of other special shareholder services.


MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Trust has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an Investment Adviser to individuals, retirement plans, corporations and foundations since 1974. See "The Trust and Its Management."

DISTRIBUTION PLAN: The Money Market Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of average net assets annually to aid in the distribution of shares. See "Distribution Plan."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Investments in The Money Market Fund are priced at the net asset value next determined after an order is received by Mutual Funds Service Co., the Transfer Agent for the Fund, provided Star Bank, N.A., (the "Bank"), the Custodian for the Fund, receives federal funds by 4:00 p.m. Eastern time that same day. The Money Market Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. See "How to Buy Shares" and "How Net Asset Value is Determined."

--------------------------------------------------------------------------------
                              SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

     Shareholder inquiries should be directed to the Trust by writing or telephoning the Trust at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry only if the shareholder identifies the account by account number or by the social security number listed on the account.

     FOR MORE INFORMATION ABOUT SPECIFIC SHAREHOLDER ISSUES, PLEASE SEE THE SHAREHOLDER MANUAL.

--------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                       THE MONEY
                                                       MARKET FUND
                                                       -----------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sale Load Imposed on Purchases............   none
     Maximum Deferred Sales Load.......................   none
     Maximum Sales Load Imposed on
          Reinvested Dividends.........................   none
     Maximum Redemption Fees...........................   none
     Exchange Fee......................................   none

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
     Management Fees
          (Net of Fees Waived*)........................   0.15%
     Distribution Plan
          (12b-1 Fees)**...............................   0.07%
     Other Expenses
          (After Expense Reimbursements*)..............   0.18%
                                                          -----

     TOTAL FUND OPERATING EXPENSES*
          (Net of Fees Waived and After
             Expense Reimbursements*)..................   0.40%

EXAMPLE
     An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

          FUND                1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------    ------    -------   -------   --------

The Money Market Fund--Net
     of Fees Waived*           $ 4        $13       $22        $51

     *Expenses used in these illustrations are based upon expenses actually incurred for both The Money Market Fund and its proportionate share of expenses from its corresponding Portfolio, the Money Market Portfolio, for the year ended December 31, 1996. During the year, the Investment Adviser reimbursed a portion of Fund expenses and waived a portion of its management fees in order to reduce the operating expenses of The Money Market Fund. Management fees shown as "Net of Fees Waived" are based on actual fees paid by the Fund. Had the fees not been waived and expenses not been reimbursed, Management Fees and Other Expenses, as a percentage of average net assets, would have been 0.29% and 0.22%, respectively. Total Fund Operating Expenses, as a percentage of average net assets, would have been 0.58%.

     The Investment Adviser presently intends to waive a portion of its management fees in the Money Market Portfolio to the extent necessary to achieve an effective yield for The Money Market Fund that will rank within the top 10% of yields for all general purpose money market funds in 1997. There is no guarantee that waiver of fees alone will accomplish this objective. The Investment Adviser may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Fund, and the yield earned by shareholders. For planning purposes, prospective investors and shareholders should assume that expenses will be based on the maximum fee.

     **Distribution Plan Expense: The Fund is party to agreements whereby consultant companies or individuals (including two Trustees), are paid for explaining the Fund, its investment objective and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")


     The table on this page is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management", and "Distribution Plan."

     The Board of Trustees of the Fund believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

     The table and hypothetical example above are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance or expenses, as actual rates of return and expenses may be more or less than the rate and amounts shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights for The Money Market Fund are listed below. This information has been audited in conjunction with the annual audits of the financial statements of The Flex-funds and their corresponding Portfolios by KPMG Peat Marwick LLP, independent certified public accountants, for each of the years ended December 31, 1987 through December 31, 1996 and by other independent certified public accountants for the earlier periods.

                                            THE MONEY MARKET  FUND
                                 --------------------------------------------------------------------------------------------------
                                             1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                             ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net Asset Value, Beginning of period         $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
INCOME FROM INVESTMENT OPERATIONS
     Net Investment income                    0.05     0.06     0.04     0.03     0.04     0.06     0.08     0.09     0.07     0.06
     Net Gains or (Losses) on Securities
     (both realized and unrealized)            -        -        -        -        -        -        -        -        -        -
-----------------------------------------------------------------------------------------------------------------------------------

Total From Investment Operations              0.05     0.06     0.04     0.03     0.04     0.06     0.08     0.09     0.07     0.06
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
     Dividends (from net investment income)  (0.05)   (0.06)   (0.04)   (0.03)   (0.04)   (0.06)   (0.08)   (0.09)   (0.07)   (0.06)
     Distributions (from capital gains)        -        -        -        -        -        -        -        -        -        -
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                          (0.05)   (0.06)   (0.04)   (0.03)   (0.04)   (0.06)   (0.08)   (0.09)   (0.07)   (0.06)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                  5.27%    5.85%    4.10%    2.98%    3.70%    6.12%    8.21%    9.32%    7.59%    6.62%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)             119,947  141,087  164,838  200,030  245,259  316,951  247,481  264,078  217,183 145,376
   Ratio of Expenses to Average Net Assets    0.40%    0.40%    0.37%    0.37%    0.35%    0.38%    0.38%    0.39%    0.35%    0.41%
   Ratio of Expenses to Average Net Assets    5.15%    5.70%    4.02%    2.94%    3.68%    5.96%    7.92%    8.94%    7.50%    6.63%
     before waiver of fees and
     reimbursement of expenses(1)             0.58%    0.64%    0.57%    0.57%    0.56%    0.56%    0.55%    0.59%    0.60%    0.66%
   Ratio of Net Income to Average Net
     Assets before waiver of fees and
     reimbursement of expenses (1)            4.97%    5.46%    3.82%    2.74%    3.47%    5.78%    7.75%    8.74%    7.25%    6.40%

(1) See "Synopsis of Financial Information" for explanation of Investment Adviser's waiver of fees and reimbursement of expenses.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

     The Money Market Fund advertises performance data, and this is limited to yield quotations. The method by which these yield quotations are computed is set forth in the Trust's Statement of Additional Information.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Money Market Fund and the Money Market Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in the Fund, or Portfolio, without 30 days written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in a corresponding Portfolio, see "Other Information--Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The investment objective of the Portfolio is current income and stable asset values through investment in money market instruments. The Portfolio will seek to maintain a constant net asset value of $1 per share, although there is no assurance it will be able to do so. The Portfolio will seek to achieve its objective by investing in a portfolio of high-quality money market instruments which mature in 397 days or less. Further, the Portfolio will seek to minimize changes in the value of its assets caused by market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio will value its securities by the amortized cost method and will normally include any accrued discount or premium in its daily dividend and thereby keep constant the value of its assets and its net asset value per share. This method does not take into account unrealized capital gains or losses.

     Further, the Portfolio may change its average portfolio maturity or level of quality to protect its and the Fund's net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.

     The Portfolio will invest exclusively in money market instruments which are deemed eligible securities pursuant to rules under the Investment Company Act applying to money market funds. At least 95% of the Portfolio's assets will be invested in securities defined by the rules as "first-tier" securities. First-tier securities must have two quality rating which are in the highest rating category, or one if rated by only one organization. Second-tier securities must have ratings in the highest two rating categories and will be limited to a maximum of five percent of assets with each position limited to the greater of $1,000,000 or 1% of assets. The Portfolio also intends to comply with all other quality and credit quality monitoring criteria applying to money market funds. The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations and repurchase agreements. Information concerning specific quality criteria is set forth in the Trust's Statement of Additional Information.

RISK FACTORS

     The Investment Adviser exercises due care in the selection of the Portfolio's money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost value, face amount, or maturity value, to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund's shares.

     The Portfolio may invest in repurchase agreements with banks and securities brokers. All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller or a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

     The Portfolio may invest in private placement commercial paper. Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust is a diversified, open-end management investment company organized as a Massachusetts Business Trust on December 31, 1991 as the successor to a Pennsylvania Business Trust organized on April 30, 1982. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Trust's investment adviser from its inception in 1982 until May of 1992, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel.


     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Adviser Dealer Services, Inc., a registered broker-dealer; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager's officers and directors, their principal offices are as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President, Wesley F. Hoag, Vice President and General Counsel; Steven T. McCabe, Vice President; and Roy E. Rogers, Vice President.

     Philip A. Voelker, is the portfolio manager primarily responsible for the day-to-day management of the Money Market Portfolio. Mr. Voelker is Vice President and Trustee of the Money Market Portfolio, Vice President and Trustee of The Flex-funds and Senior Vice President and Chief Operating Officer of the Manager. Mr. Voelker has been associated with the Manager since 1975 and has managed the Portfolio since 1985.


     The Manager earns an annual fee, payable in monthly installments, for the Portfolio at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

     The Investment Adviser presently intends to waive a portion of its management fee in the Portfolio, and may change this policy at any time without notice to shareholders. For planning purposes prospective investors and shareholders should assume that expenses will be based on the maximum fee. (See footnotes to "Synopsis of Financial Information.")

     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $30,000. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $20 per shareholder account or 0.06% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1996, total payments to Mutual Funds Service Co. amounted to $228,208 for the Fund and Portfolio collectively.


     Information concerning the Trustees and officers of both the Trust and the Portfolio appears in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Trust has adopted a distribution expense plan (the "Plan") which authorizes The Money Market Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of its average net assets annually pursuant to the Plan. The Fund does not make Plan payments with respect to any of the other Funds of the Trust, nor are any of its Plan payments made by any of the other Funds.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.

     The Trust has entered into agreements whereby Consultants (including two Trustees) are paid for their assistance in explaining and interpreting the Trust, its investment objective and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of Money Market Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.

     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.


     Total payments made in The Money Market Fund under the Plan for the period ended December 31, 1996, as a percentage of average net assets, amounted to 0.07%. (See "Synopsis of Financial Information.")


--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     It is the policy of the Trust to distribute substantially all of its net income, which for the Fund consists of the income it earns from its investment in the Portfolio, less expenses. The Fund's net income is calculated daily and declared as a dividend to shareholders of record at the close of the previous business day, and to the holders of shares purchased that same day prior to 3:00 p.m., with one exception. If a shareholder requests a redemption and the request is received by 3:00 p.m., then the shares so redeemed that day will not be paid that day's dividend. Net income earned by The Money Market Fund on a weekend or a holiday is declared as a dividend on Friday or the day prior to the holiday. All such dividends of net income are automatically reinvested in additional shares of the Fund at the net asset value on the last business day of each month. A shareholder may elect to receive dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Fund in writing. If the entire account of a shareholder is withdrawn, all dividends accrued at the time of withdrawal will be paid at that time.

     The Internal Revenue Code of 1986 imposes on the Trust a nondeductible excise tax unless the Trust distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December.

     Dividends and capital gains distributions will be taxable to the shareholder as income in the year distributed, whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed to him during the calendar year. The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes.


     The Trust qualified as a "regulated investment company" for each of the last fourteen fiscal years.

     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind, may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state and local taxes.

     The Trust is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share (the price at which shares are purchased and redeemed) is determined each day the Trust is open for business. The Fund's shares will not be priced on Good Friday or on any holiday observed by the Federal Reserve system. These presently include New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less liabilities, by the total number of its shares of beneficial interest outstanding at the time. The assets of the Portfolio are valued on the basis of amortized cost method, which involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund will seek to maintain a constant net value of $1.00 per share.

--------------------------------------------------------------------------------
                             MONEY MARKET FUND YIELD
--------------------------------------------------------------------------------

     The Money Market Fund will advertise its yield and effective yield. The simple annualized yield represents the net income for a seven-day period, expressed on an annualized basis. The effective yield will be higher than the yield because of the compounding effect of the assumed reinvestment of dividends over a period of one year. Both yield figures are based upon historical earnings and are not intended to indicate future performance. Yields will fluctuate daily as net income fluctuates. The method by which the Fund computes its yield is described in the Statement of Additional Information. For current yield information call 1-800-325-FLEX, or in central Ohio (614) 760-2159.

     Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper Analytical Services, Inc., IBC/Donoghue Money Fund Report and other publications.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     Each Portfolio, in which all the assets of a corresponding Fund will be invested, is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that a Fund and other entities investing in that Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and that Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of a Fund's investing in the corresponding Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling:
1-800-325-FLEX, or (614) 760-2159.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw the investment of any Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect the Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objective and Policies," the Fund's investment objective and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objective and policies of the Portfolio, see "Investment Objective and Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     Shares are offered continuously and sold without a direct sales charge, although the Fund does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. The Money Market Fund intends to maintain a constant net asset value of $1.00 per share. (See "How Net Asset Value Is Determined.")

     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     OPENING AN ACCOUNT --You may open an account by mail or bank wire as follows:

     By Mail: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Money Market Fund must accompany the New Account Application and should be mailed to the following address:

     THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

     By Bank Wire: If the wire order is for a new account in the Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
              (ABA #: 042-00001-3)
         ATTENTION: THE MONEY MARKET FUND
         Credit Account Number:  930-5533
         Account Name (your name)
         Your Money Market Fund account number

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Money Market Fund (please include your account number on the check) and mail as follows:

         THE FLEX-FUNDS
         LOCATION NUMBER: 00215
         CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund prior to 3:00 p.m. Eastern time will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER--Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

     WHEN PURCHASES ARE EFFECTIVE--An Initial Wire Purchase and subsequent wire purchase orders for The Money Market Fund which are received prior to 3:00 p.m., Eastern time on a business day, earn dividends for that entire day, provided payment in federal funds (bank wire) is received by the bank by 4:00 p.m. Eastern time that day. Purchase orders which are received after 3:00 p.m., or for which payment is not received by 4:00 p.m. Eastern time, are accepted as a purchase the following day.

     Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

     If a shareholder's check is dishonored, his purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Trust does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Trust may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Trust. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Trust nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Trust may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     WHEN REDEMPTIONS ARE EFFECTIVE--Redemptions are made at the net asset value per share (stabilized at a $1.00 per share as a matter of policy) next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--If a telephone request for a redemption is received prior to 3:00 p.m., Eastern time the redemption request will be processed that day. Requests received after 3:00 p.m., will be processed the next business day. Amounts withdrawn by telephone are normally mailed on the next business day following the effective date of the order for withdrawal. If the request is for a wire redemption, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                       CHECK-WRITING REDEMPTION PROCEDURE
--------------------------------------------------------------------------------

     Mutual Funds Service Co., as Dividend Disbursing and Transfer Agent for The Money Market Fund, will provide a supply of drafts to any shareholder when requested. Drafts are mailed to the shareholder's address of record normally within two weeks following the date of the initial investment. These drafts may be used to draw against the shareholder's Money Market Fund account. Drafts may be written in any amount not less than $100. To use this privilege an investor must complete the check-writing redemption provision of the New Account Application form and complete the signature card, or notify the Trust after making an initial investment.

     A commercial check package consisting of 300 drafts is available for a nominal charge. Shareholders interested in a commercial check package should contact the Trust for additional information.

     When a draft is presented to the Bank for payment, the Bank (as agent for the shareholder) will cause the Fund to redeem sufficient shares to cover the amount of the draft. Shares continue earning dividends until the day on which the draft is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept drafts for payment which are presented through normal bank clearing channels. If shares are purchased by check, Mutual Funds Service Co. will return drafts drawn on funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared, which may take up to fifteen (15) calendar days, or more. If you anticipate draft redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any draft(s). If the amount of the draft is greater than the value of the shares held in a shareholder's account, the draft will be returned and the shareholder's account will be charged a fee of $15. To avoid the possibility that a draft may not be accepted due to insufficient share balances, no shareholder should attempt to withdraw the full amount of an account or to close out an account by using this procedure. Neither the Trust, The Money Market Fund, Mutual Funds Service Co., nor the Bank, will be liable for any loss or expenses associated with returned drafts. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

     Shareholders may request a stop payment on any draft and Mutual Funds Service Co. will attempt to carry out your request. Mutual Funds Service Co. cannot guarantee that such efforts will be successful. As the Bank charges the Trust for this service, the shareholder's account will be charged a $12.50 fee for any such request that becomes effective.

     No charge, other than those specified above, will be made to a shareholder for participation in the check-writing redemption procedure or for the clearance of any drafts.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     A shareholder may exchange shares of The Money Market Fund for shares of any other Fund offered by the Trust that are available for sale in your state at their respective net asset values.

     The Flex-funds family of funds has a variety of investment objectives. Read the prospectus for relevant information concerning the Fund that meets your investment goals. A prospectus may be obtained from The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017 or by telephone:
1-800-325-FLEX, in Ohio call (614) 760-2159.

--------------------------------------------------------------------------------
                           FLEX-FUNDS RETIREMENT PLANS
--------------------------------------------------------------------------------


     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.


     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in any Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund(s) selected. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Trust's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Trust.

     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Trust maintains an account for each shareholder in full and fractional shares. The Trust reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--You will receive a statement of your account confirming your initial purchase of shares. Thereafter, you will receive a monthly confirmation statement which contains a summary of transactions for the month as well as dividend reinvestment information. Monthly statements are mailed promptly after the last business day of the month. A shareholder may elect to receive a confirmation statement after each transaction by notifying the Trust.

     ACCOUNTS BELOW MINIMUMS--The Trust reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 as a result of redemptions by the shareholder. The Trust also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Trust to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215


                                 THE FLEX-FUNDS

                              THE MONEY MARKET FUND

                                   PROSPECTUS

                                 APRIL 30, 1997

                                                            Rule 497(c) & (g)
                                                            File Nos. 2-85378
                                                                      811-3462


PROSPECTUS                                                       APRIL 30, 1997

                                 THE FLEX-FUNDS
                               THE MUIRFIELD FUND

                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159

     The Flex-funds are a family of mutual funds organized as a business trust (the "Trust") consisting of five separate portfolios (the "Funds"), each of which has separate investment objectives and policies. The Muirfield Fund's objective is growth of capital through investment in the shares of other mutual funds. The Trust seeks to achieve the investment objective of The Muirfield Fund (the "Fund") by investing all of the investable assets of the Fund in the Mutual Fund Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Accordingly, investors should carefully consider this investment approach. For additional information regarding this unique concept, see "Investment Objectives and Policies" and "Other Information -- Shares of Beneficial Interest and Investment Structure."

     The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. Consequently, the Portfolio employs flexible investment strategies.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of net assets annually to aid in the distribution of shares.

                         FLEXIBLE INVESTMENT STRATEGIES


     The Mutual Fund Portfolio may be invested defensively, for temporary periods, if the Portfolio's investment adviser deems it advisable because of adverse market conditions. A defensive position will be adopted in a manner which the investment adviser considers to be most consistent with the Portfolio's objective, policies and restrictions. Because the Fund may invest defensively, it is classified as an asset allocation fund.


                             ADDITIONAL INFORMATION

     This Prospectus sets forth basic information about the Trust and The Muirfield Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling: 1-800-325-FLEX, or (614) 760-2159.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.
                          PROSPECTUS -- APRIL 30, 1997

--------------------------------------------------------------------------------
                                   Highlights
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The Muirfield Fund's investment objective is growth of capital through investment in the shares of other mutual funds. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objectives and Policies."

LIQUIDITY: The Trust is an open-end investment company. The Muirfield Fund continuously offers and redeems shares of beneficial interest at prevailing net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Simple IRA, Simplified Employee Pension (SEP), and a number of other special shareholder services.


MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Trust has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an Investment Adviser to individuals, retirement plans, corporations and foundations since 1974. See "The Trust and Its Management."

DISTRIBUTION PLAN: The Muirfield Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of average net assets annually to aid in the distribution of shares. See "Distribution Plan."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

--------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                   THE MUIRFIELD
                                                        FUND
                                                        ----
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sale Load Imposed on Purchases...........  none
     Maximum Deferred Sales Load......................  none
     Maximum Sales Load Imposed on
          Reinvested Dividends........................  none
     Redemption Fees..................................  none
     Exchange Fee.....................................  none

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
     Management Fees..................................  0.80%
     Distribution Plan
          (12b-1 Fees)**..............................  0.13%
     Other Expenses...................................  0.26%
                                                        -----

     TOTAL FUND OPERATING EXPENSES*...................  1.19%

EXAMPLE
     An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

       FUND                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------                ------     -------     -------     --------

The Muirfield Fund                 $12         $38         $65         $144

     *Expenses used in these illustrations are based upon expenses actually incurred for both The Muirfield Fund and its proportionate share of expenses from its corresponding Portfolio, the Mutual Fund Portfolio, for the year ended December 31, 1996.


     **Distribution Plan Expense: The Fund is party to agreements whereby consultant companies or individuals (including two Trustees), are paid for explaining the Fund, its investment objective and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

     The table on the preceding page is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plan."

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

     The table and hypothetical example above are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance or past or future expenses, respectively, as actual rates of return and expenses may be more or less than the rate and amounts shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights for The Muirfield Fund are listed below. This information has been audited in conjunction with the annual audit of the financial statements of The Muirfield Fund and its corresponding Portfolio by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods ended December 31, 1988 through December 31, 1996.

                                                        THE MUIRFIELD FUND
                                  -------------------------------------------------------------------------------------
                                             1996    1995     1994    1993     1992     1991     1990    1989     1988*
                                             ----    ----     ----    ----     ----     ----     ----    ----     -----
Net Asset Value, Beginning of period         $5.73   $5.34   $5.36    $6.25    $6.43    $5.22    $5.84   $5.31    $5.00
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)             0.10    0.06    0.14    (0.01)    0.06     0.07     0.22    0.10     0.08
     Net Gains or (Losses) on Securities
     (both realized an d unrealized)          0.25    1.31    0.00     0.45     0.34     1.41    (0.10)   0.62     0.23
-----------------------------------------------------------------------------------------------------------------------

Total From Investment Operations              0.35    1.37    0.14     0.44     0.40     1.48     0.12    0.72     0.31
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
     Dividends (from net investment income)  (0.10)  (0.06)  (0.14)   (0.02)   (0.06)   (0.27)   (0.10)   (0.08)     -
     Distributions (form capital gains)      (0.51)  (0.92)  (0.02)   (1.31)   (0.52)     -      (0.64)   (0.11)     -
-----------------------------------------------------------------------------------------------------------------------

Total Distributions                          (0.61)  (0.98)  (0.16)   (1.33)   (0.58)   (0.27)   (0.74)   (0.19)     -
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD               $5.47   $5.73   $5.34    $5.36    $6.25    $6.43    $5.22    $5.84   $5.31
-----------------------------------------------------------------------------------------------------------------------

Total Return                                 5.99%   25.82%   2.70%    8.11%    6.91%   29.83%    2.33%   13.95%   6.20%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period ($000)            121,335  111,751  83,119  73,063   55,280   43,276   29,482   26,031  24,589
Ratio of Expenses to Average Net Assets      1.19%    1.26%   1.22%    1.26%    1.40%    1.50%    1.52%    1.53%   1.42%+
Ratio of Net Income (Loss) to Average
      Net Assets                             1.54%    0.97%   2.55%   (0.13%)   1.05%    1.25%    4.46%    1.65%   5.02%+
Portfolio Turnover Rate                       297%     186%    168%     280%     324%     107%     649%     202%     63%

*For the period August 10, 1988 to December 31, 1988
+Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1997.

--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISONS
--------------------------------------------------------------------------------

THE MUIRFIELD FUND VS. THE S&P 500 COMPOSITE STOCK            THE MUIRFIELD FUND
PRICE INDEX, AND MORNINGSTAR'S AVERAGE ASSET ALLOCATION FUND  AVERAGE ANNUAL
The Growth of $10,000 (8/10/88* to 12/31/96)                  TOTAL RETURNS FOR
TOTAL RETURN                                                  THE PERIODS ENDED
                                                              DECEMBER 31, 1996
            The          The S&P         Morningstar's
         Muirfield    500 Composite      Average Asset
           Fund     Stock Price Index   Allocation Fund             1 YEAR
           ----     -----------------   ---------------             ------
                                                                     5.99%
         $10,000         $10,000            $10,000
1988     $10,620         $10,382            $10,270
1989     $12,101         $13,671            $12,022                 5 YEARS
1990     $12,383         $13,244            $12,176                 -------
1991     $16,077         $17,281            $14,969                  9.61%
1992     $17,188         $18,598            $16,216
1993     $18,582         $20,469            $18,104
1994     $19,084         $20,739            $17,787                 INCEPTION
1995     $24,011         $28,523            $22,086                 (8/10/88)
1996     $25,450         $35,069            $24,836                 ---------
                                                                     11.77%

The graph depicting the growth of $10,000 and the average annual total returns for The Muirfield Fund are representative of past performance and are not intended to indicate future performance.

The S&P 500 Composite Stock Price Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

1996 IN REVIEW.

The total return of The Muirfield Fund was 5.99 percent during 1996. For the same period, the return of the average asset allocation mutual fund, as reported by Morningstar, Inc., was 12.45 percent. The S&P 500 Composite Stock Price Index provided a total return of 22.95 percent during 1996.

Periods of volatility in the stock market during 1996 caused The Muirfield Fund to adopt several fully or partially defensive positions over the course of the year. The Fund achieved a partially defensive position, of as much as 50 percent, on several occasions during the first half of the year, when the Investment Adviser's evaluation of market conditions indicated a growing level of risk in the stock market. The Fund's only fully defensive position of 1996 came during the third quarter, from mid-July until late August. While the Investment Adviser's evaluation of the risk present in the market improved as the year drew to a close, the Fund did not return a fully invested position until mid-November.


The performance comparison above includes an additional index, Morningstar's average asset allocation mutual fund, because it is a more narrowly based index which reflects the market sector in which the Portfolio invests.

                             PERFORMANCE INFORMATION

     From time to time, the Fund may publish performance information and may include such information in advertisements, sales literature or shareholder reports. It will do so in accordance with methods which are described in the Statement of Additional Information.

     "Total return" quotations for The Muirfield Fund will be expressed in terms of average annual compounded rates of return for the periods quoted, and will assume that all dividends and distributions were reinvested in additional shares. When applicable, the periods of time shown will be for a one-year period; a five-year period and since inception.

     Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper Analytical Services, Inc., Morningstar Mutual Fund Report and other publications.

     The total return figures included in advertisements, sales literature or shareholder reports will be based on historical performance and are not intended to indicate future performance.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Muirfield Fund and the Mutual Fund Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in the Fund, or Portfolio, without 30 days written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in a corresponding Portfolio, see "Other Information--Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.


     The investment objective of the Portfolio is growth of capital. The Portfolio will seek to attain its investment objective through investment in the shares of open-end investment companies--commonly called mutual funds. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Portfolio will not invest in other Funds of the Flex-funds family of funds or the Flex-Partners family of funds, the corresponding portfolios of which are also managed by the Investment Adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Portfolio's assets at times when the Investment Adviser's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Investment Adviser's opinion, the Portfolio should have exposure to certain stock indices and the Portfolio can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Portfolio itself, it may do so.

     An investor in the Fund should recognize that he may invest directly in mutual funds and that by investment in mutual funds indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

     See the Trust's Statement of Additional Information for other details.

--------------------------------------------------------------------------------
                         ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Portfolio will limit its purchases, to the following securities:

     o U. S. Government Securities and Securities of its Agencies and Instrumentalities.

     o    Bank Obligations and Instruments Secured Thereby.

     o High Quality Commercial Paper -- The Mutual Fund Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     o Private Placement Commercial Paper -- unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

     o High Grade Corporate Obligations -- obligations rated at least A by Standard & Poor's or Moody's.

     o Repurchase Agreements Pertaining to the Above -- The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchasing agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio will not invest more than 10% of its net assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.


     The Fund is an asset allocation fund. The Manager's tactical asset allocation discipline, called "defensive investing", has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio.


HEDGING STRATEGIES

     The Portfolio may engage in hedging transactions in carrying out their investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser is implementing a change in the Portfolio's investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts or related options used by the Portfolio to implement is hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The Portfolio will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in the Portfolio, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guaranty that the Portfolio will be able to realize this objective and, as noted below under "Risk Factors", there are some risks in utilizing a hedging strategy.

RISK FACTORS

     The Mutual Fund Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. If the underlying fund performs poorly, this could negatively affect the value of the Portfolio. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolio does, however, seek to minimize the risk of loss through a selection of diversified funds and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Put and call option contracts involve some risk. For example, the total premium paid for an option contract could be lost if the Portfolio does not sell the contract or exercise the contract prior to its expiration date.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Investment Adviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

     Although the Portfolio will invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Mutual Fund Portfolio invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Portfolio will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     The Portfolio may invest in private placement commercial paper and repurchase agreements with banks and securities brokers.

     All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

     Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

PORTFOLIO TURNOVER

     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund.


     This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. However, viewed in terms of "round trips", The Mutual Fund completed one "round trip" in the stock market during the year ended December 31, 1996.

     The Portfolio's portfolio turnover rate for 1996 was 297%. The Portfolio's annual portfolio turnover rate is not expected to exceed 300%.


     The Portfolio intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Portfolio's investments. The Portfolio will strive for a positive investment return each calendar year.

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                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust is a diversified, open-end management investment company organized as a Massachusetts Business Trust on December 31, 1991 as the successor to a Pennsylvania Business Trust organized on April 30, 1982. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Fund's investment adviser from its inception in 1988 until January of 1993, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel.


     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Adviser Dealer Services, Inc., a registered broker-dealer; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager's officers and directors, their principal offices are as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President, Wesley F. Hoag, Vice President and General Counsel; Steven T. McCabe, Vice President and Roy E. Rogers, Vice President.

     Robert S. Meeder, Jr., is the portfolio manager primarily responsible for the day-to-day management of the Mutual Fund Portfolio. Mr. Meeder is a Trustee and Vice President of The Flex-funds, Trustee and Vice President of the Mutual Fund Portfolio and President of R. Meeder & Associates, Inc. Mr. Meeder has been associated with the Manager since 1983 and has managed the Portfolio since 1988.


     The Manager earns an annual fee, payable in monthly installments, for the Portfolio at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of the Portfolio's average net assets. These fees are higher than the fees charged to most other investment companies.


     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $7,500. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services

Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1996, total payments to Mutual Funds Service Co. amounted to $206,826 for the Fund and Portfolio collectively.


     Information concerning the Trustees and officers of both the Trust and the Portfolio appears in the Statement of Additional Information.

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                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Trust has adopted a distribution expense plan (the "Plan") which authorizes The Muirfield Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of its average net assets annually pursuant to the Plan. The Fund does not make Plan payments with respect to any of the other Funds of the Trust, nor are any of its Plan payments made by any of the other Funds.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.


     The Trust has entered into agreements whereby Consultants (including two Trustees) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of Muirfield Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.


     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

     Total payments made in The Muirfield Fund under the Plan for the period ended December 31, 1996, as a percentage of average net assets, amounted to 0.13%. (See "Synopsis of Financial Information.")


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                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     It is the policy of the Trust to distribute substantially all of its net income. The Fund's net income consists of the income it earns from its investment in the Mutual Fund Portfolio, less expenses. The Fund also intends to distribute its net capital gains, if any, to its shareholders annually.

     The Muirfield Fund declares and pays dividends from net investment income, if any, on a quarterly basis. All such dividends of net income are automatically reinvested in additional shares at the net asset value on the last business day of each month. A shareholder may elect to receive such dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Trust in writing.

     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Muirfield Fund expects to make such a distribution in future years.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of The Muirfield Fund, which frequently liquidates its portfolio for defensive purposes and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Trust files federal income tax returns for each of its Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities and (3) realization of less than 30% of gross income from gains on the sale of securities held less than three months. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last fourteen fiscal years.


     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

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                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

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                                OTHER INFORMATION
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SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objectives and Policies," the Fund's investment objective and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.

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                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------

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                                HOW TO BUY SHARES
--------------------------------------------------------------------------------


     Shares are offered continuously and sold without a direct sales charge, although the Fund does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of The Muirfield Fund are sold at the net asset value per share next determined after receipt by The Muirfield Fund or the authorized service agent or sub-agent of both a purchase order and payment. (See "How Net Asset Value is Determined.")


     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     OPENING AN ACCOUNT --You may open an account by mail or bank wire as follows:

     By Mail: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Muirfield Fund must accompany the New Account Application and should be mailed to the following address:

     THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

     By Bank Wire: If the wire order is for a new account in the Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

          STAR BANK, N.A. CINTI/TRUST
               (ABA #: 042-00001-3)
          ATTENTION: THE FLEX-FUNDS
                     MUIRFIELD FUND
          Credit Account Number (account number for Fund as follows):
               Muirfield Fund--
                    Account Number 930-5731
               Account Name (your name)
               Personal Account No. (your Muirfield Fund account number)

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Muirfield Fund (please include your account number on the check) and mail as follows:

                           THE FLEX-FUNDS
                           LOCATION NUMBER: 00215
                           CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER--Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

     WHEN PURCHASES ARE EFFECTIVE--New account applications for The Muirfield Fund, when accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone, payment is due within one business day.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon, if any, will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

     FINANCIAL INSTITUTIONS--You may buy shares or sell shares of the Fund through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of the Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Fund may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of the Fund. Payment is due no later than the Fund's pricing on the following business day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the Fund.

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                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Trust does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Trust may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Trust. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Trust nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Trust may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     WHEN REDEMPTIONS ARE EFFECTIVE--Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

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                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     A shareholder may exchange shares of the Fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements.

     It will be necessary to complete a separate New Account Application if:

     1.   a shareholder wishes to register a new account in a different name;

     2.   a shareholder wishes to add telephone redemption to an account; or

     3. a shareholder wishes to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the Fund by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged that day.

BY MAIL:

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE:

     Exchange requests may be made by telephone: call 1-800-325-FLEX, or call
(614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone exchange request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the exchange. If MFSCo fails to follow reasonable procedures, MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone exchange privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone exchange. Other information may also be required and calls may be recorded.

     Any exchange involves a redemption of all or a portion of the shares in the Fund and an investment of the redemption proceeds in shares of one of the other Flex-funds' funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, the Fund reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.

     The exchange of shares of the Fund for shares of another Flex-funds' fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

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                           FLEX-FUNDS RETIREMENT PLANS
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     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.


     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

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                           OTHER SHAREHOLDER SERVICES
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     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.


     DIRECT DEPOSIT: Investments of $100 or more may be directly deposited into your account. Shareholders wishing to have one or more institutions electronically transfer funds into their account should contact the Trust for information on this service. There is no charge associated with this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Trust's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Trust.

     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

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                              SHAREHOLDER ACCOUNTS
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     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUMS--The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215


                 TABLE OF CONTENTS
                                      Page
Highlights..............................2
Synopsis of Financial Information.......3
Financial Highlights....................4
Performance Comparison..................5
Investment Objectives and Policies......6
Additional Investment Policies..........7
The Trust and Its Management...........10
Distribution Plan......................12
Income Dividends and Taxes.............13
How Net Asset Value is Determined......14
Other Information......................14
SHAREHOLDER MANUAL
How to Buy Shares......................17
How to Make Withdrawals (Redemptions)..19
Exchange Privilege.....................20
Flex-funds Retirement Plans............21
Other Shareholder Services.............21
Shareholder Accounts...................22


                                 THE FLEX-FUNDS

                               THE MUIRFIELD FUND

                                   PROSPECTUS

                                  APRIL 30,1997

                                 THE FLEX-FUNDS
                               6000 Memorial Drive
                               Dublin, Ohio 43017
                       Statement of Additional Information
                                 April 30, 1997


This Statement of Additional Information pertains to the following Funds of The Flex-funds: The Muirfield Fund, The U.S. Government Bond Fund and The Money Market Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of each respective Fund dated April 30, 1997. A copy of each Fund's Prospectus may be obtained from The Flex-funds, at the above address, or by calling: 1-800-325-FLEX, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS
                                                     Page
                                                     ----
Investment Policies and Related Matters                2
     General                                           2
     Defensive Investing                               2
     The Mutual Fund Portfolio                         4
     The Money Market Portfolio                        6
     Money Market Instruments and Bonds                6
     Ratings                                           8
     Hedging Strategies                               11
     Investment Restrictions                          14
     Portfolio Turnover                               16
     Purchase and Sale of Portfolio Securities        17
     Valuation of Portfolio Securities                18
     Calculation of Yield - The Money Market Fund     18
     Calculation of Total Return                      19
     Calculation of Yield - The U.S. Government
     Bond Fund                                        20
Investment Adviser and Manager                        21
Officers and Trustees                                 23
Distribution Plans                                    27
Flex-funds Retirement Plans                           29
Other Services                                        31
Principal Holders of Outstanding Shares               32
Additional Information                                33
Financial Statements                                  33

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                     INVESTMENT POLICIES AND RELATED MATTERS
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GENERAL

     As described in the Prospectus, the Trust seeks to achieve the investment objective of each Fund by investing all of its investable assets in a corresponding Portfolio having the same investment objective, policies and restrictions as that Fund. Since the investment characteristics of the Funds correspond directly to those of each Fund's respective Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolios.

     The investment policies set forth below in this section represent the Portfolios' policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolios without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.) The Manager of the Portfolios places a high degree of importance on protecting portfolio values from severe market declines. Consequently, a Portfolio's assets may at times be invested for defensive purposes in bonds and money market instruments (See "Defensive Investment Strategy" and "Money Market Instruments and Bonds," below.)

     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in any, or several, of the Portfolios. High transaction costs could result when compared with other funds.

     All Portfolios intend to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in a Portfolio's investments. All Portfolios will strive for a positive investment return each calendar year.

DEFENSIVE INVESTMENT STRATEGY

     The Flex-funds are asset allocation mutual funds. The Manager has been involved in the application of tactical asset allocation with over 20 years experience managing market risk in all stock and bond market conditions.

     Studies have reviewed the importance of the asset allocation decision. The Manager believes the choice of the correct asset class has often contributed more to investment performance than the selection of a sector or individual security. Yet the typical investor and mutual fund manager often focus instead on an individual security or sector.

     Since 1974, the Manager's tactical asset allocation discipline, called "Defensive Investing", has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio. "Defensive Investing" is based on mathematical principles and historical precedent.

     The Manager's tactical asset allocation discipline is based upon daily monitoring of over 50 technical and fundamental market indicators. Among the factors that the Manager monitors in an attempt to assess the current market environment are the following:

     o INDEX EVALUATION. The trend of stock market indexes and comparative analysis of the various indexes to evaluate the markets relative strengths and weaknesses.

     o DIVERGENT MARKET ACTIVITY. Comparison of internal measurements of the market to the trend of prices.

     o MONETARY AND INTEREST RATE TRENDS. The trends of interest rates and monetary conditions.

     o INVESTOR SENTIMENT. The effect of current opinion on the market environment.

     o VOLUME RELATIONSHIP TO PRICE. Comparison of volume measurements to price trends.

          o EXTREME MARKET ACTIVITY. Short-term overbought or oversold conditions.

     The Manager maintains the flexibility to be fully invested in the stock or bond markets during favorable market conditions.

     The stock market has historically offered returns that have exceeded those available from bonds or money market instruments. Through the Manager's asset allocation process, it strives to protect shareholders during unfavorable, high risk markets and participate in rising low risk markets.

     Investors seeking a higher level of income than Treasury bills or money market instruments have often invested in intermediate to long-term bonds. Bond investors have historically been most vulnerable not to defaults on individual bonds, but to changes in interest rates that drive bond prices up or down.

     The Manager believes the appropriate way to defend assets against shifts in interest rates is to be invested in long-term bonds only when the trend of interest rates is stable or declining. To determine the bond market environment, the Manager monitors the following technical indicators:

          o MOMENTUM. The trend of bond prices versus various moving averages.

          o REAL RATES. The 10-year treasury bond yield as compared to the inflation rate.

          o YIELD SPREAD. The 10-year treasury bond yield as compared to the T-bill yield.

     "Defensive Investing" examines and incorporates past market history in order to learn something about the markets of the future.

     For example, the gains offered by the U.S. stock market during the 1980s were surpassed only by the returns available during the 1950s. Therefore, the Manager believes that the stock market of the 1990s will look less like the 1980s and more like the historical average in terms of returns and volatility.

     Further, there has never been a time when investors in U.S. bonds have been rewarded as well as they were during the 1980s. The Manager believes absolute returns for bond investors in the 1990s will decrease from the 1980s. In order for the 1990s returns to approach those of the 1980s, long-term interest rates would have to fall below 3%.

     DECADES OF THE PAST

                    STOCKS                           BONDS
                    --------------------------------------
                                      DOWN                          DOWN
DECADE              RETURN            YEARS          RETURN         YEARS
---------------------------------------------------------------------------
1980s               405.5%              1            220.8%           1
1970s                77.4%              3             70.8%           3
1960s               111.9%              3             14.9%           3
1950s               488.0%              2             (1.0%)          2
1940s               141.1%              3             37.0%           3
1930s                (1.0%)             6             61.3%           6
---------------------------------------------------------------------------
                          Source: DeMarche Associates

     The Flex-funds will strive to reduce or eliminate downside risk during adverse stock, bond and foreign currency markets and to participate in positive risk reward market conditions, without excessive risk to principal.

THE MUTUAL FUND PORTFOLIO

     The Manager will select mutual funds for inclusion in the Mutual Fund Portfolio on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Mutual Fund Portfolio.

     The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in temporary investments such as are described below. The use of this system entails recurring changes from a fully invested position to a fully defensive position and vice-versa. (See "Additional Investment Policies" in the Fund's Prospectus.)

     In purchasing shares of other mutual funds the Mutual Fund Portfolio will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

     The Mutual Fund Portfolio has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Mutual Fund Portfolio's outstanding shares. These restrictions are applicable to the Mutual Fund Portfolio and are described elsewhere in this Statement of Additional Information. Investment restrictions for the Mutual Fund Portfolio differ from the restrictions applicable to the other Portfolios, in that the Mutual Fund Portfolio is permitted to invest more than 5% of its assets in the securities of any one issuer; is permitted to purchase the shares of other investment companies (mutual funds); and may invest more than 25% of its assets in any one industry.

     The Mutual Fund Portfolio may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Portfolios, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Mutual Fund Portfolio will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

     The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by the Mutual Fund Portfolio may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by the Mutual Fund Portfolio in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

     Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Mutual Fund Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases the Mutual Fund Portfolio may hold securities distributed by an underlying mutual fund until the Manager determines that it is appropriate to dispose of such securities.

     Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Mutual Fund Portfolio, without its having changed its investment position.

     The Mutual Fund Portfolio may invest in common stocks based upon the criteria described in its investment objectives. Because the Mutual Fund Portfolio will only invest directly in common stocks to replicate the performance of popular stock market indices the selection of stocks would be limited to those stocks found in a particular index. Generally, investments in common stocks will not exceed 25% of the Portfolio's net assets.

     For temporary defensive purposes, the Mutual Fund Portfolio may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments. The Mutual Fund Portfolio may engage in hedging transactions to the extent and for the purposes set forth in the Fund's Prospectus.

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To do so, the Portfolio utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

MONEY MARKET INSTRUMENTS AND BONDS

THE MUTUAL FUND AND MONEY MARKET PORTFOLIOS

     When investing in money market instruments or bonds, the Mutual Fund and Money Market Portfolios will limit their purchases, denominated in U.S. dollars, to the following securities:

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - Bank obligations and instruments secured thereby are obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. A Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. A Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will a Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Mutual Fund Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * High Quality Commercial Paper - The Money Market Portfolio, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services. See The Money Market Portfolio above.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as The Mutual Fund Portfolio. A Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - Each of these three Portfolios may invest in high grade corporate obligations. High grade corporate obligations are obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - Each of these three Portfolios may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System.

          A repurchase agreement is an instrument under which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to purchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. A Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of each Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Portfolio may enter into repurchase agreements with its custodian (Star Bank, N.A., Cincinnati) when it is advantageous to do so. No Portfolio will invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

THE BOND PORTFOLIO

     When investing in money market instruments, The Bond Portfolio will limit its purchases, denominated in U.S. dollars, to securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements relating thereto. Unlike the other Portfolios, The Bond Portfolio (whether invested defensively or otherwise) may not invest in bank obligations and instruments secured thereby, high quality commercial paper, private placement commercial paper or corporate obligations. The provisions relating to repurchase agreements in the immediately preceding paragraph also apply to The Bond Portfolio's investment in repurchase agreements.

     The Manager exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of a particular Portfolio.

RATINGS

1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greeter amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. A Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

HEDGING STRATEGIES

     The Investment Adviser may conduct a hedging program on behalf of a Portfolio for any of the reasons described in the Prospectus. Such a program would involve entering into options, futures or forward contracts (hedge transactions).

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by a Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The objective of an option, futures or forward contract transaction could be to protect a profit or offset a loss in a Portfolio from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case it would not be necessary for a Portfolio to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Portfolio the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same or approximately the same, as the quantity held by the Portfolio or the quantity under consideration for purchase.

     In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give a Portfolio the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. A Portfolio will only purchase a put option contract on a stock, currency or bond when the number of shares of the issuer's stock, face amount of currency or the face amount of government bonds involved in the option transaction are equal to those owned by the Portfolio. Limitations on the use of put option contracts on an index are described below.

     Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require a Portfolio either (a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

     Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Portfolio will possess on the delivery date. Entering into a forward contract will reduce the affect on net asset values of currency exchange rates on the portion of the currency which is sold.

     The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by a Portfolio. The Investment Adviser will select the futures contract which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Portfolio. However, the securities involved in the contract need not be exactly the same as those owned by a Portfolio, and this may entail additional risk, as described below.

     To the extent that a Portfolio enters into futures contracts which sell an index or group of securities short and which therefore could require the Portfolio to pay the other party to the contract a sum of money measured by any increase in a market index, the Portfolio will be exposing itself to an indeterminate liability. On the other hand, a Portfolio should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in Portfolio positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Portfolio to move in opposite directions, in which case the Portfolio would realize an unexpected gain or loss.

     A Portfolio will only sell an index short when the Investment Adviser has decided to reduce a Portfolio's risk for defensive purposes, and will close out the open liability as soon as the Investment Adviser decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, a Portfolio will segregate assets to the full value of the contract and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

     In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option which would give the Portfolio the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Portfolio will only purchase call options when the shares of stock or face amount of currency or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Portfolio.

     In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract which would either (a) require the Portfolio to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract or (b) require the Portfolio to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Portfolio. The Investment Adviser will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Portfolio.

     Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Portfolio will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to affect the net asset value for the portion of the currency which is purchased.

     A Portfolio may sell any put or call option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. A Portfolio may also buy or sell futures contracts to eliminate or close out a hedged position.

     Option contracts will be purchased through organized exchanges and will be limited to those contracts which are cleared through the Options Clearing Corporation. Organized exchanges which presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

     Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

     Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

     Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Trustees determine that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Trustees determine that such does not fully reflect the liability.

     In conducting a hedging program for the Portfolios, the Investment Adviser may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

     When conducting a hedging program on behalf of a Portfolio, the Portfolio will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Portfolio.

INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to each of the Funds and by the Portfolios as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Voters). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.


     Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objective or objectives as such Fund, no Fund or Portfolio may: (a) Issue senior securities; (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost; (c) Act as underwriter of securities of other issuers; (d) Invest in real estate except for office purposes; (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financialfutures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes; (f) Lend its funds or other assets to any other person; however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted (except in the case of The Bond Portfolio which is not permitted to purchase corporate bonds, debentures or other corporate debt instruments; and certificates of deposit), provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets; (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation; (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S. Treasury; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions; (j) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities; (k) Invest more than 25% of its total assets at time of purchase (taken at value) in the securities of companies in any one industry provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (l) Purchase the securities of another investment company except where such purchase is part of a plan of merger or consolidation; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (m) Purchase or retain any securities of an issuer, any of whose officers directors or security holders is an officer or director of the Trust or a Portfolio, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities; (n) Invest in securities of companies which have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested- (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; (p) Invest in warrants; and (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.


     In order to comply with certain state investment restrictions, each of the Trust's and the Portfolios' operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral Leases or programs; and (c) Purchase real estate Limited partnerships.

PORTFOLIO TURNOVER


     The portfolio turnover rate for the fiscal year ended December 31, 1996, in the Mutual Fund Portfolio was 297% (1995 - 186%); and in the Bond Portfolio was 779% (1995 - 232%). Resultant turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it was in the best interest of the Mutual Fund and Bond Portfolios to change their portfolios from a fully invested position to a partially defensive position at various times during the year. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.

     THE MUTUAL FUND PORTFOLIO. The Portfolio began the year fully invested in the stock market. For approximately two months (early March through early May) 50% of the Portfolio's assets were invested defensively in money market securities. Also, in the period from mid-July through October, various portions of the Portfolio were invested defensively in cash equivalents and/or Treasury Bonds. The periods of defensive positions in March-May and July-October were in response to technical weakness and negative trends in the equity markets.


     The Mutual Fund Portfolio has an investment objective of long term growth of capital. Major changes in its portfolio has resulted in portfolio turnover rates of as much as 649%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy.


     THE BOND PORTFOLIO. The Portfolio began the year in a fully invested posture with 100% of its investments being in ten-year U.S. Treasuries. By mid-February the Portfolio reduced its exposure to 50%, and to a fully defensive position by the start of March, due to concerns that the Federal Reserve would not be reducing interest rates in the coming months. An increase in yields ensued while the Portfolio remained defensive in short-term U.S. obligations until late June. During June and July, exposure fluctuated between 0% and 20% as we perceived the risk reward relationship to be either positive or negative.

     During the April-June time frame the market had turned its attention to a potential Fed rate increase. As economic data came forth during the summer, however, the market stabilized and started a slow rally. By the first week of October, the Portfolio was once again fully invested and remained so until the end of the year at which point the rally had exhausted itself and a 50% defensive position was reinstated on increasing evidence that economic growth was greater than anticipated.

     Management is presently unable to predict the portfolio turnover rate for the current year in any of the Portfolios, as any major change in investment posture to a defensive position, or vice versa, will result in a portfolio turnover of 100% or more. It is conceivable that the turnover rate for one or more of the Portfolios will exceed 700% in the current year.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

     Each Portfolio seeks to obtain the best available prices on, and firm execution of, all purchases and sales of portfolio securities. In order to do so, it may buy securities from or sell securities to broker/dealers acting as principals and may use primary markets in the purchase or sale of over-the-counter securities, unless best price and execution can be obtained in some other way.

     Satisfied that it is obtaining the best available price and favorable execution, a Portfolio may, from time to time, place orders for the purchase or sale of portfolio securities with broker/dealers who provide research, statistical or other financial information or services ("research") to it or to
R. Meeder & Associates, Inc. ("RMA"), or to any other client for which RMA acts as investment adviser. The reasonableness of brokerage commissions paid by a Portfolio in relation to transaction and research services received is evaluated by the staff of RMA on an ongoing basis. The general level of brokerage charges and other aspects of each Portfolio's portfolio transactions are reviewed periodically by its Board of Trustees.

     RMA is the principal source of information and advice to each Portfolio and is responsible for making and initiating the execution of investment decisions for each Portfolio. However, it is recognized by the Trustees that it is important for RMA, in performing its responsibilities to each Portfolio, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions and that, in compensating brokers for their services, it is in the interest of each Portfolio to take into account the value of the information received for use in advising each Portfolio. The extent, if any, to which the obtaining of such information may reduce the expenses of RMA in providing management services to each Portfolio is not determinable. In addition, it is understood by the Trustees that other clients of RMA might also benefit from the information obtained for a Portfolio, in the same manner that a Portfolio might also benefit from information obtained by RMA in performing services to others.

     RMA utilizes brokers who have demonstrated an ability to execute orders on a favorable basis, or who are able to provide research or other services. RMA does not knowingly authorize a higher rate of commission to one broker than to any other. In order to assure itself that a Portfolio is paying reasonable commissions, RMA will periodically attempt to determine the rates being paid by other institutional investors of similar size.

     Brokerage commissions paid on the purchase and sales of futures and option contracts for the year ending December 31, 1996 were as follows: $4,766 ($10,398 in 1995) in the Bond Portfolio; and $9,964 ($30,008 in 1995) in the Mutual Fund Portfolio.


VALUATION OF PORTFOLIO SECURITIES

     Except for securities owned by The Money Market Portfolio, securities owned by a Portfolio and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability i.e. at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. The Money Market Portfolio will value its securities by the amortized cost method as it maintains a dollar weighted average portfolio maturity of 90 days or less. Money market instruments (certificates of deposit commercial paper, etc.) in the other Portfolios, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees. In The Bond Portfolio, securities are valued each day at 3:00 p.m.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD - THE MONEY MARKET FUND


     The Money Market Fund calculates its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The following is an example of the yield calculations for the seven days ended December 31, 1996.

Simple yield:

         Value of hypothetical account at end of period       $1.00100701
         Value of hypothetical account at beginning of
             period                                            1.00000000
                                                               ----------
         Base period return                                  $  .00100701
                                                             ============

         Current seven day yield (.00100701 x (365/7)              5.25%

Effective yield:

         Effective yield [(.00100701 + 1)365/7 ] - 1               5.39%


     These yields reflect the Manager's decision to voluntarily waive a portion of its management fee. Therefore, the Fund realized a higher yield as a result of reduced expenses. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.


     The Manager presently intends to waive a portion of its management fee in the Money Market Portfolio to the extent necessary to achieve for The Money Market Fund a compound annualized yield that will rank within the top 10% of yields for all general purpose money market funds in 1996. There is no guarantee that waiver of fees alone will accomplish this objective. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have an adverse effect on the net income of the Fund, and the yields earned by shareholders. For planning purposes prospective investors and shareholders should assume that expenses will be based on the maximum fee. (See "Synopsis of Financial Information" in the Trust's Prospectus.)


CALCULATION OF TOTAL RETURN

     From time to time The Muirfield and U.S. Government Bond Funds may advertise their average annual total returns for various periods of time. When applicable, depending on the Fund, the periods of time shown will be for a one-year period; a five-year period; a ten-year period (or relevant portion thereof) and since inception. The calculation assumes the reinvestment of all dividends and distributions. Below is an example of the total return calculation for The Muirfield Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

     It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P (1+T)nth power = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period


THE MUIRFIELD FUND:

                                         Total Return
                      ---------------------------------------------------------
                            1 Year             5 Years           8.4 Years
                         Period Ended        Period Ended       Period Ended
                      December 31, 1996   December 31, 1996   December 31, 1996
                      -----------------   -----------------   -----------------
Value of Account
    At end of Period      $1,059.94           $1,583.22            $2,544.95

Value of Account
   At beginning of Period  1,000.00            1,000.00             1,000.00
                          ---------           ---------             --------

Base Period Return        $   59.94           $  583.22            $1,544.95

Average Total Return           5.99%               9.61%               11.77%

Values were computed according to the following formulas:

          1 Year:     $1,000 (1 + .0599)            =  $1,059.94
          5 Years:    $1,000 (1 + .0961)5th power   =  $1,583.22
          8.4 Years:  $1,000 (1 + .1177)8.4th power =  $2,544.95


The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total Return quotations, when advertised for The U.S. Government Bond Fund, are calculated in the same manner as described above.

CALCULATION OF YIELD - THE U.S. GOVERNMENT BOND FUND

     From time to time The U.S. Government Bond Fund may advertise its thirty-day yield quotation. It is computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

         YIELD = 2 [(a - b + 1)6 - 1]
                 --------------------
                         cd

a = income earned during the period
b = expense accrued for the period
c = average number of shares outstanding during the period d = offering price per share on the last day of the period


Below is an example of calculation of The U.S. Government Bond Funds yield for the thirty days ended December 31, 1996:

         5.10% = 2 [($93,162 - 15,136 +1)6  - 1]
                 -------------------------------
                       893,826  x  20.78


     Quotations of yield for The U.S. Government Bond Fund will be accompanied by total return calculations current to the most recent calendar quarter. Total return will be calculated in the manner described above (See "Calculation of Total Return"). Below is an example of the total return calculation for The U.S. Government Bond Fund assuming a hypothetical investment of $1,000 at the beginning of each period.


THE U.S. GOVERNMENT BOND FUND:
                                                          Total Return

                         1 Year       5 Year         10 Year       11.65 Years
                     Period Ended   Period Ended   Period Ended    Period Ended
                     Dec. 31, 1996  Dec. 31, 1996  Dec. 31, 1996   Dec. 31, 1996
                     -------------  -------------  -------------   -------------

Value of Account
   At end of Period    $1,001.54     $1,311.07       $1,821.46       $2,243.55
Value of Account
   At beginning of
   Period               1,000.00      1,000.00        1,000.00        1,000.00
                       ---------     ---------       ---------       ---------

Base Period Return     $    1.54     $  311.07       $  821.46       $1,243.55

Average Total Return        0.15%         5.57%           6.16%           7.18%

     The Total Return performance data in this hypothetical example, represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the 'Manager") is the investment adviser and manager for, and has a separate Investment Advisory Contract with, each Portfolio. Previously, the Manager managed the assets of the Funds pursuant to separate investment advisory contracts until May of 1992, at which time the investment by the Funds in the Portfolios was implemented.

     The Investment Advisory Contract for each Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. Each of these contracts is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewals.

     Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the 2/10 of 1% limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The respective expenses of each Portfolio include the compensation of their respective Trustees who are not affiliated with the Adviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of each Portfolio also include all fees under its Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.


     The Board of Trustees of the Trust believe that the aggregate per share expenses of any Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which a Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Mutual Fund Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. Annual fees for the Bond Portfolio are at the rate of 0.40% of the first $100 million of average net assets and 0.20% in excess of $100 million. The annual fee for the Money Market Portfolio is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.


     For the year ended December 31, 1996, the Mutual Fund Portfolio paid fees to the Manager totaling $1,083,553 ($874,473 in 1995; $743,058 in 1994; $658,238
in 1993); in the Bond Portfolio $59,346 ($38,275 in 1995; $33,422 in 1994;
$35,998 in 1993); in the Money Market Portfolio $548,106 ($299,240 in 1995;
$243,359 in 1994; $232,839 in 1993).

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. The Manager's officers and directors, and the principal offices held by each in MII are as set forth in the Prospectus under the caption "The Trust and its Management." Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag and Steven T. McCabe is an officer of the Trust and each Portfolio.


                              OFFICERS AND TRUSTEES

     The Trust and the Portfolios are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds, The Flex-Partners and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address and Age                         Position Held                Principal Occupation
---------------------                         -------------                --------------------
ROBERT S. MEEDER, SR.*+, 68                   Trustee/President            Chairman, R. Meeder & Associates,
                                                                           Inc., an investment adviser.

MILTON S. BARTHOLOMEW, 68                     Trustee                      Retired; formerly a practicing
1424 Clubview Boulevard, S.                                                attorney in Columbus, Ohio; member
Worthington, OH  43235                                                     of each Fund's Audit Committee.

ROGER D. BLACKWELL, 56                        Trustee                      Professor of Marketing and Consumer
Blackwell Associates, Inc.                                                 Behavior, The Ohio State University;
3380 Tremont Road                                                          President of Blackwell Associates,
Columbus, OH  43221                                                        Inc., a strategic consulting firm.

JOHN M. EMERY, 76                             Trustee                      Retired; formerly Vice President and
2390 McCoy Road                                                            Treasurer of Columbus & Southern
Columbus, OH  43220                                                        Ohio Electric Co.; member of each
                                                                           Fund's Audit Committee.

RICHARD A. FARR, 78                           Trustee                      President of R&R Supply Co. and
3250 W. Henderson Road                                                     Farrair Concepts, Inc., two
Columbus, OH  43220                                                        companies involved in engineering,
                                                                           consulting and sales of heating and
                                                                           air conditioning equipment.


                                       24

WILLIAM L. GURNER*, 50                        Trustee                      President, Sector Capital
Sector Capital Management, Inc.                                            Management, an investment adviser
5350 Poplar Avenue, Suite 490                                              (since January 1995); Manager of
Memphis, TN  38119                                                         Trust Investments of Federal Express
                                                                           Corporation (1987-1994).

RUSSEL G. MEANS, 71                           Trustee                      Retired; formerly Chairman of
5711 Barry Trace                                                           Employee Benefit Management
Dublin, OH  43017                                                          Corporation, consultants and
                                                                           administrators of self-funded health
                                                                           and retirement plans.

ROBERT S. MEEDER, JR.*+, 36                   Trustee and Vice President   President of R. Meeder & Associates,
                                                                           Inc.

LOWELL G. MILLER*, 48                         Trustee                      President, Miller/Howard
Miller/Howard Investments, Inc.                                            Investments, Inc., an investment
141 Upper Byrdcliffe Road                                                  adviser whose clients include the
P. O. Box 549                                                              Growth Stock Portfolio and the
Woodstock, NY  12498                                                       Utilities Stock Portfolio.

WALTER L. OGLE, 58                            Trustee                      Executive Vice President of Aon
400 Interstate North Parkway, Suite 1630                                   Consulting, an employee benefits
Atlanta, GA  30339                                                         consulting group.

PHILIP A. VOELKER*+, 43                       Trustee and Vice President   Senior Vice President and Chief
                                                                           Operating Officer of R. Meeder &
                                                                           Associates, Inc.

JAMES B. CRAVER*, 53                          Assistant Secretary          Practicing Attorney; Special Counsel
42 Miller Hill Road                                                        to Flex-Partners, Flex-funds and
Box 811                                                                    their Portfolios; Senior Vice
Dover, MA  02030                                                           President of Signature Financial
                                                                           Group, Inc. (January 1991 to August
                                                                           1995).

STEVEN T. MCCABE*+, 32                        Assistant Treasurer          Vice President, R. Meeder &
                                                                           Associates, Inc., and Vice President
                                                                           of Mutual Funds Service Co.


                                       25

DONALD F. MEEDER*+, 58                        Secretary/Treasurer          Vice President of R. Meeder &
                                                                           Associates, Inc., and President of
                                                                           Mutual Funds Service Company.

WESLEY F. HOAG*+, 40                          Vice President               Vice President and General Counsel
                                                                           of R. Meeder & Associates, Inc.
                                                                           (since July 1993); Attorney, Porter,
                                                                           Wright, Morris & Arthur, a law firm
                                                                           (October 1984 to June 1993).


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.


     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.


     The following table shows the compensation paid by the Portfolios and the Fund Complex as a whole to the Trustees of the Portfolios and the Fund Complex during the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE

                                                               Pension or
                                                               Retirement                        Total
                                                               Benefits                          Compensation
                             Aggregate        Aggregate        Accrued as       Estimated        from
                             Compensation     Compensation     Part of          Annual           Registrant and
                             from each        from each        Portfolio or     Benefits Upon    Fund Complex
Trustee                      Portfolio        Fund             Fund Expense     Retirement       Paid to Trustee
-------                      ---------        ----             ------------     ----------       ---------------
Robert S. Meeder, Sr.        None             None             None             None             None

Milton S. Bartholomew        $1,485           None             None             None             $7,550

John M. Emery                None             $933             None             None             $7,550

Richard A. Farr              None             $833             None             None             $6,750

William F. Gurner            None             $1,750           None             None             $5,250

Russel G. Means              $1,325           None             None             None             $6,750

Lowell G. Miller             None             None             None             None             None

Robert S. Meeder, Jr.        None             None             None             None             None

Walter L. Ogle               $1,200           None             None             None             $6,000

Philip A. Voelker            None             None             None             None             None

Roger A. Blackwell           None             $646             None             None             $5,250

     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose.

     Each Trustee who is not an "interested person: is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Mr. Emery comprises the Audit Committee for each of The Flex-Funds and The Flex-Partners Trusts. Mr. Emery is paid $500 for each meeting of the Audit Committees attended regardless of the number of Audit Committees on which he serves. Trustees fees for each of the Bond, Muirfield and Money Market Funds amounted to $1,479 for the year ended December 31, 1996 ($2,167 in 1995). Mr. Emery comprises each Fund's Audit Committee. Audit Committee meeting fees for each Fund totaled $100 for the year ended December 31, 1996 ($124 in 1995). All other officers and Trustees serve without compensation from the Trust. Mr. Bartholomew comprises the Audit Committee for each of the corresponding Portfolios of The Flex-funds and The Flex-Partners Trusts. Mr. Bartholomew is paid $500 for each meeting of the Audit Committee attended regardless of the number of Audit Committees on which he serves. All other officers and Trustees serve without compensation from the Portfolios. Trustee fees for each of the Bond, Mutual Fund and Money Market Portfolios totaled $3,850 for the year ended December 31, 1996 ($3,925 in 1995). Mr. Bartholomew comprises each Portfolio's Audit Committee. Audit Committee meeting fees for each Portfolio totaled $160 for the year ended December 31, 1996 ($147 in 1995). All other officers and Trustees of the Portfolios serve without compensation from any Portfolio.


     The Trustees and officers of the Trust and the Portfolios own, in the aggregate, less than 1% of the Trust's total outstanding shares.

                               DISTRIBUTION PLANS

     Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Trust shares

     The Trust has adopted a Distribution Plan for each of the three Funds described herein. These Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, setting or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Trust believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Trust shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Trust might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


     The Trust may expend in each of the three Funds as described herein as much as, but not more than 2/10 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in each such Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for each such Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.


     Each Plan was approved by the Trust's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plans will benefit the Funds. The Plans were approved by shareholders and they will continue in effect only if approved at least annually by the Board of Trustees. The Trust has entered into agreements whereby a Trustee and a company with which one of the Trustees is affiliated will be paid for their assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans, to clients. These include: Russel G. Means, a Trustee of the Trust and each Portfolio; and the firm of Ogle and Waters, Inc. with which Walter L. Ogle, a Trustee of the Trust and each Portfolio, is affiliated. Total payments made by the Trust to parties with service agreements for the year ended December 31, 1996 amounted to $167,872 ($134,047 in 1995; $117,477 in
1994). In addition, expenditures were approved by the Board of Trustees for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; advertising; the services of public relations and marketing consultants; and the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $190,244 for the year ended December 31, 1996 ($172,584 in 1995; $174,876 in 1994).

     The table below states the amounts paid under each current Fund's distribution plan for the year ended December 31, 1996.

                  DISTRIBUTION PLAN EXPENSES PAID BY THE FUNDS*

                                                U.S.
                                             Government        Money
Type of Expense               Muirfield         Bond           Market
---------------               ---------      ----------        ------

Payments to Consultants       $ 84,669        $ 5,143         $ 65,948

Public Relations              $ 39,683        $ 8,658         $ 11,684

Marketing/Advertising         $ 13,743        $ 9,294         $ 10,128

Wats Telephone Service        $  3,178        $   465         $  4,562

Printing and Mailing          $ 23,094        $ 3,863         $ 17,136
                              --------        -------         --------
Total                         $164,367        $27,423         $109,458

     *Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses which are not readily identifiable as attributable to a particular Fund are allocated among each of the five Funds of the Trust based on the relative size of their average net assets.

     In order to comply with certain state requirements, each Fund of the Trust and its corresponding Portfolio in the aggregate (i) will not pay or charge sales fees, which may not be used for sales expenses or in lieu of an additional sales charge or redemption fee; and (ii) the total charges against net assets for sales distribution activities and/or the servicing of shareholder accounts will not be in excess of .25% of average net assets per annum.

     In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services. It would appear that any Agent or Consultant would need to be registered as broker/dealer in the state of Texas if Texas residents are their clients.

                           FLEX-FUNDS RETIREMENT PLANS


     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

DEDUCTIBLE CONTRIBUTIONS

Individual Retirement Accounts (IRA):

     Regular - Contributions to an IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA.

     Spousal - You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     For a tax year before 1997, the spousal contribution rules limit the aggregate amount of the contributions to both of your IRAs for a year to the lesser of $2,250 or the amount of the compensated spouse's compensation for such year. The contributions do not have to be split equally between the IRAs belonging to you and your spouse. However, the total contribution to either of your IRAs may not exceed $2,000.

     For tax years after 1996, if you are the compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs.

     Active Participant - If you are not self-employed, your Form W-2 should indicate your participation status. If you have questions about your participation status, check with your employer or your tax advisor.

     You are covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account, or you are eligible to earn retirement credits, even if you are not yet vested in your retirement plan. Also, if you make required contributions or voluntary contributions to an employer-sponsored retirement plan, you are an active participant.

     Adjusted Gross Income (AGI) - If you are an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant.

     If you are single, or treated as being single, your AGI Threshold Level is $25,000. If you are married and file a joint tax return, your AGI Threshold Level is $40,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.


                                 OTHER SERVICES

     Custodian - Star Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all of the Trust's assets.

     Auditors - KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio, 43215, has been retained as independent auditors for the Trust.

     Stock Transfer Agent - Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc., is the Trust's stock transfer and dividend disbursing agent.

     Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES


     As of April 11, 1997, the following persons owned 5% or more of a class of the Trust's outstanding shares of beneficial interest:

Name                   Name & Address               Amount of Record   Percent
of Fund              of Beneficial Owner            and Beneficially   of Class
-------              -------------------            ----------------   --------

U.S. Government
Bond Fund            Roofers Local No. 86              56,522.002 shares  6.732%
                     Pension Fund Dtd 5-1-64
                     c/o Qualified Benefits Mgmt.
                     77 West Elmwood Drive
                     Centerville, OH  45459

                     IBEW Local 688 Ret Fund              77,192,491      9.194%
                     Kenneth W. Cooper Chairman
                     P. Thomas Pasheilich Secretary
                     c/o Sandy Rucker
                     P. O. Box 1384
                     Mansfield, OH  44901

                     Plumbers & Pipe Fitters Local    181,552.967        21.622%
                     #168 Ret Fund Dtd 09/01/87
                     c/o R. Meeder & Associates
                     P.O. Box 7177
                     Dublin, OH  43017

                     Plumbers & Steamfitters          137,709.696        16.402%
                     Local 565 Pension Plan
                     c/o Merrill Lynch/Diana Hamm
                     P. O. Box 1683
                     Charleston, WV  25324

Muirfield Fund       IBEW Local 683 Pension Plan    2,283,386.481        10.900%
                     Attn:  Ken Brotherton
                     23 W. 2nd Street
                     P.O. Box 8127 - Station A
                     Columbus, OH  43201

     The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Trust.


                             ADDITIONAL INFORMATION

     Registration Statement: This Statement of Additional Information omits certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission by the Trust. Items of information which are thus omitted may be obtained from the Commission upon payment of the fee prescribed by its Rules and Regulations, or may be examined at the offices of the Commission without charge.

                              FINANCIAL STATEMENTS

     Financial statements for all of the Trust's funds and for each Portfolio are presented on the following pages.

                            THE HIGHLANDS GROWTH FUND
                         A FUND OF THE FLEX-FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1997


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 30, 1997). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

TABLE OF CONTENTS                                    PAGE
Investment Policies and Limitations                    2
Portfolio Transactions                                12
Valuation of Portfolio Securities                     14
Performance                                           15
Additional Purchase and Redemption Information        18
Distributions and Taxes                               20
Investment Adviser and Manager                        21
Investment Subadviser                                 23
Investment Sub-subadvisers                            24
Distribution Plan                                     28
Trustees and Officers                                 30
Flex-funds Retirement Plans                           34
Contracts With Companies Affiliated With Manager      36
Description of the Trust                              36
Financial Statements                                  38




INVESTMENT ADVISER                           TRANSFER AGENT
R. Meeder & Associates, Inc.                 Mutual Funds Service Co.

INVESTMENT SUBADVISER
Sector Capital Management, L.L.C.

--------------------------------------------------------------------------------
                       INVESTMENT POLICIES AND LIMITATIONS
--------------------------------------------------------------------------------

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

Ratings

1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.


     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1996 was 82% (1995 - 338%). The Portfolio began the year fully invested in the stock market. For approximately two months (early March through early May) 50% of the Portfolio's assets were invested defensively in money market securities. Also, in the period from mid-July through October, various portions of the Portfolio were invested defensively in cash equivalents and/or Treasury Bonds. The periods of defensive positions in March-May and July-October were in response to technical weakness and negative trends in the equity markets.

     Major changes in the portfolio has resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

     Management is presently unable to predict the portfolio turnover rate for the current year. It is conceivable that the turnover rate for the Portfolio will exceed 300% in the current year.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector

Advisers' clients may be useful to the Manger, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.


     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1996 to December 31, 1996, the Growth Stock Portfolio paid total commissions of $5,137 ($44,655 in 1995; $135,422 in 1994) on the purchase and sale of common stocks. Brokerage commissions paid on the purchases and sales by the Portfolio of futures and option contracts for the year ending December 31, 1996 were $17,339 ($22,399 in 1995).


                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period while average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P (1+T)nth power = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period


THE HIGHLANDS GROWTH FUND:

                                               Total Return
                           -------------------------------------------------
                              1 Year           5 Years        10 Years
                            Period Ended    Period Ended    Period Ended
                           Dec. 31, 1996    Dec. 31, 1996   Dec. 31, 1996
                           -------------    -------------   -------------

Value of Account
  At end of Period           $1,090.81        $1,539.16       $2,178.19

Value of Account
  At beginning of Period      1,000.00         1,000.00        1,000.00
                            ----------        ---------       ---------

Base Period Return           $   90.81        $  539.16       $1,178.19

Average Total Return              9.08%            9.01%           8.10%

Values were computed according to the following formulas:

          1 Year:    $1,000 (1 + .0908)            =        $1,090.81
          5 Years:   $1,000 (1 + .0901)5th power   =        $1,539.16
          10 Years:  $1,000 (1 + .0810)10th power  =        $2,178.19


The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Manager expects the same holiday schedule, with the addition of New Year's Day, to be observed in the future, the NYSE may modify its holiday schedule at any time.


     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

     Additional details about the exchange privilege and prospectuses for each of The Flex-funds' funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Any redemptions in kind made by the Fund will be of readily marketable securities.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manger, Subadviser and Sector Advisers may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

     The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services for others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the Fund's distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, and any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager, Subadviser and Sector Advisers under the investment advisory contracts and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.


     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%. For the year ending December 31, 1996, the Growth Stock Portfolio paid fees to the Manager totaling $258,239 ($238,640 in 1995; $240,045 in 1994).

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors are as set forth as follows:
Robert S. Meeder, Sr. Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; Wesley F. Hoag, Vice President and General Counsel; Steven T. McCabe, Vice President; and Roy E. Rogers, Vice President. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Each of Mr. Robert S. Meeder, Jr. and Philip A. Voelker is a Trustee and officer of the Trust and the Portfolio. Each of Donald F. Meeder, Wesley F. Hoag and Steven T. McCabe is an officer of the Trust and the Portfolio.


                              INVESTMENT SUBADVISER


     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. Mr. Gurner is a Trustee of the Trust and the Portfolio. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."


     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Portfolio.

                           INVESTMENT SUB-SUBADVISERS

     Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has applied for an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of shareholder approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive application, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without shareholder approval, to employ new Sector Advisers for the Portfolio. Although shareholder approval will not be required for the termination of sub-subadvisory agreements, shareholders of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but does not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:

     MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1996, Miller/Howard held discretionary investment authority over approximately $183 million of assets. Lowell Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each own more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Growth Stock Portfolio, a Trustee and Vice President of the Trust and a Trustee and a Vice President of The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York, 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1996, Hallmark held discretionary investment authority over approximately $120 million of assets. Peter S. Hagerman owns more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, and the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey, 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1996, Barrow held discretionary investment authority over approximately $20.5 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, 75204-2429.

     THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1996, The Mitchell Group held discretionary investment authority over approximately $245 million of assets. Rodney Mitchell, President, Chief Executive Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas, 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1996, Ashland managed accounts having a value of approximately $1.45 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Perry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terence J. McLaughlin, Managing Director of Ashland and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1987. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York, 10004.

     DREMAN VALUE ADVISORS, L.P. serves as Sector Adviser to the finance sector of the Portfolio. Dreman is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1977. As of December 31, 1996, Dreman held discretionary investment authority over approximately $3.8 billion of assets. Dreman is a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("Zurich Kemper"), which is a wholly-owned subsidiary of ZKI Holding Corporation, which is approximately 97% owned by Zurich Holding Company of America, Inc., which is a wholly-owned subsidiary of Zurich Insurance Company. The directors of Dreman are James R. Neal, President and Chief Executive Officer of Dreman, John E. Neal, President of Kemper Funds Group, a unit of Zurich Kemper, Stephen B. Timbers, President, Chief Executive Officer and Chief Investment Officer of Zurich Kemper, and David N. Dreman, Chairman of the Board of Dreman. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dreman. Mr. Kay has been associated with Dreman since 1993. From 1990 to 1993, Mr. Kay was an associate with J.S. Eliezer, a management consulting firm serving primarily the media industry. Dreman's principal executive offices are located at 280 Park Avenue, 40th Floor, New York, NY 10017.

     RCM CAPITAL MANAGEMENT, L.L.C. serves as Sector Adviser to the technology sector of the Portfolio. RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $25.6 billion of assets under management as of December 31, 1996. RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. RCM is a wholly owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of RCM, Michael J. Apatoff, President, Chief Operating Officer and Principal of RCM, Hans-Dieter Bauernfeind, General Manager of Dresdner, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, John D. Leland, Jr., Principal of RCM, Jeffrey S. Rudsten, Principal of RCM, William S. Stack, Principal of RCM and Kenneth B. Weeman, Jr., Principal Head of Equity Trading of RCM. Walter C. Price and Huachen Chen, each Principals of RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to RCM. Messrs. Price and Chen have managed equity portfolios on behalf of RCM since 1985. RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.


     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could present RCM from continuing to perform investment management services for the Portfolio.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising the services of public relations consultants, and direct solicitation. possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than .20% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

         The Plan was approved by the Trust's Board of Trustees who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees. The Trust has entered into agreements whereby a Trustee and a company with which one of the Trustees is affiliated will be paid for their assistance in explaining and interpreting the Fund, its investment objectives and policies, and the Trust's retirement plans, to clients. These include: Russel G. Means, a Trustee of the Trust and the Portfolio; and the firm of Ogle and Waters, Inc. with which Walter
L. Ogle, a Trustee of the Trust and the Portfolio, is affiliated. Total payments made by the Fund to parties with service agreements for the year ended December 31, 1996 amounted to $10,769. In addition, expenditures were approved by the Board of Trustees in the amount of $3,052 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $4,961 for advertising, $13,783 for the services of public relations and marketing consultants; and $684 for the cost of special telephone service to encourage the sale of Fund shares.


                              TRUSTEES AND OFFICERS


     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds, The Flex-Partners and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, or the Fund Manager, are indicated by an asterisk (*).

Name, Address and Age                         Position Held                Principal Occupation
---------------------                         -------------                --------------------
ROBERT S. MEEDER, SR.*+, 68                   Trustee/President            Chairman, R. Meeder & Associates,
                                                                           Inc., an investment adviser.

MILTON S. BARTHOLOMEW, 68                     Trustee                      Retired; formerly a practicing
1424 Clubview Boulevard, S.                                                attorney in Columbus, Ohio; member
Worthington, OH  43235                                                     of each Fund's Audit Committee.


                                       30

ROGER D. BLACKWELL, 56                        Trustee                      Professor of Marketing and Consumer
Blackwell Associates, Inc.                                                 Behavior, The Ohio State University;
3380 Tremont Road                                                          President of Blackwell Associates,
Columbus, OH  43221                                                        Inc., a strategic consulting firm.

JOHN M. EMERY, 76                             Trustee                      Retired; formerly Vice President and
2390 McCoy Road                                                            Treasurer of Columbus & Southern
Columbus, OH  43220                                                        Ohio Electric Co.; member of each
                                                                           Fund's Audit Committee.

RICHARD A. FARR, 78                           Trustee                      President of R&R Supply Co. and
3250 W. Henderson Road                                                     Farrair Concepts, Inc., two
Columbus, OH  43220                                                        companies involved in engineering,
                                                                           consulting and sales of heating and
                                                                           air conditioning equipment.

WILLIAM L. GURNER*, 50                        Trustee                      President, Sector Capital
Sector Capital Management, Inc.                                            Management, an investment adviser
5350 Poplar Avenue, Suite 490                                              (since January 1995); Manager of
Memphis, TN  38119                                                         Trust Investments of Federal Express
                                                                           Corporation (1987-1994).

RUSSEL G. MEANS, 71                           Trustee                      Retired; formerly Chairman of
5711 Barry Trace                                                           Employee Benefit Management
Dublin, OH  43017                                                          Corporation, consultants and
                                                                           administrators of self-funded health
                                                                           and retirement plans.

ROBERT S. MEEDER, JR.*+, 36                   Trustee and Vice President   President of R. Meeder & Associates,
                                                                           Inc.

LOWELL G. MILLER*, 48                         Trustee                      President, Miller/Howard
Miller/Howard Investments, Inc.                                            Investments, Inc., an investment
141 Upper Byrdcliffe Road                                                  adviser whose clients include the
P. O. Box 549                                                              Growth Stock Portfolio and the
Woodstock, NY  12498                                                       Utilities Stock Portfolio.


                                       31

WALTER L. OGLE, 58                            Trustee                      Executive Vice President of Aon
400 Interstate North Parkway, Suite 1630                                   Consulting, an employee benefits
Atlanta, GA  30339                                                         consulting group.

PHILIP A. VOELKER*+, 43                       Trustee and Vice President   Senior Vice President and Chief
                                                                           Operating Officer of R. Meeder &
                                                                           Associates, Inc.

JAMES B. CRAVER*, 53                          Assistant Secretary          Practicing Attorney; Special Counsel
42 Miller Hill Road                                                        to Flex-Partners, Flex-funds and
Box 811                                                                    their Portfolios; Senior Vice
Dover, MA  02030                                                           President of Signature Financial
                                                                           Group, Inc. (January 1991 to August
                                                                           1995).

STEVEN T. MCCABE*+, 32                        Assistant Treasurer          Vice President, R. Meeder &
                                                                           Associates, Inc., and Vice President
                                                                           of Mutual Funds Service Co.

DONALD F. MEEDER*+, 58                        Secretary/Treasurer          Vice President of R. Meeder &
                                                                           Associates, Inc., and President of
                                                                           Mutual Funds Service Company.

WESLEY F. HOAG*+, 40                          Vice President               Vice President and General Counsel
                                                                           of R. Meeder & Associates, Inc.
                                                                           (since July 1993); Attorney, Porter,
                                                                           Wright, Morris & Arthur, a law firm
                                                                           (October 1984 to June 1993).

* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.


     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Fund and the Fund Complex as a whole to the Trustees of the Fund and the Fund Complex during the fiscal year ended December 31, 1996.

                                            COMPENSATION TABLE

                                              Pension or
                                              Retirement                        Total
                                              Benefits                          Compensation
                                              Accrued as       Estimated        from
                             Aggregate        Part of          Annual           Registrant and
                             Compensation     Portfolio or     Benefits Upon    Fund Complex
Trustee                      from the Fund    Fund Expense     Retirement       Paid to Trustee
-------                      -------------    ------------     ----------       ---------------
Robert S. Meeder, Sr.        None             None             None             None

Milton S. Bartholomew        None             None             None             $7,550

John M. Emery                $933             None             None             $7,550

Richard A. Farr              $833             None             None             $6,750

William F. Gurner            None             None             None             $5,250

Russel G. Means              None             None             None             $6,750

Lowell G. Miller             None             None             None             None

Robert S. Meeder, Jr.        None             None             None             None

Walter L. Ogle               None             None             None             $6,000

Philip A. Voelker            None             None             None             None

Roger A. Blackwell           $646             None             None             $5,250


     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose.

     Each Trustee who is not an "interested person: is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Mr. Emery comprises the Audit Committee for each of The Flex-Partners and The Flex-funds Trusts. Mr. Emery is paid $500 for each meeting of the Audit Committees attended regardless of the number of Audit Committees on which he serves. Trustees fees for the Fund totaled $2,323 for the year ended December 31, 1996. Audit Committee fees for the Fund totaled $89 for the year ended December 31, 1996. All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

DEDUCTIBLE CONTRIBUTIONS

Individual Retirement Accounts (IRA):

     Regular - Contributions to an IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA.

     Spousal - You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     For a tax year before 1997, the spousal contribution rules limit the aggregate amount of the contributions to both of your IRAs for a year to the lesser of $2,250 or the amount of the compensated spouse's compensation for such year. The contributions do not have to be split equally between the IRAs belonging to you and your spouse. However, the total contribution to either of your IRAs may not exceed $2,000.

     For tax years after 1996, if you are the compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs.

     Active Participant - If you are not self-employed, your Form W-2 should indicate your participation status. If you have questions about your participation status, check with your employer or your tax advisor.

     You are covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account, or you are eligible to earn retirement credits, even if you are not yet vested in your retirement plan. Also, if you make required contributions or voluntary contributions to an employer-sponsored retirement plan, you are an active participant.

     Adjusted Gross Income (AGI) - If you are an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant.

     If you are single, or treated as being single, your AGI Threshold Level is $25,000. If you are married and file a joint tax return, your AGI Threshold Level is $40,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER


     Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     For the year ended December 31, 1996, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $33,118 and $30,867, respectively.


                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust; call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITOR. KPMG Peat Marwick LLP ("KPMG"), Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent accountant. KPMG audits financial statements for the Fund and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS


     The audited Financial Statements and the Notes thereto for the Fund and the Portfolio, and the auditor's reports of KPMG Peat Marwick LLP, independent public accountants, are presented on the following pages.


                            MUTUAL FUND PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                           SHARES OR
                                                          FACE AMOUNT             VALUE


MUTUAL FUNDS - 59.5%
Aim Constellation Fund                                             86            $2,185
Aim Weingarten Fund                                                99             1,832
Charles Schwab Money Market Fund                           16,172,563        16,172,563
Fidelity Blue Chip Fund                                       235,580         7,701,108
Fidelity Core Money Market Fund                            19,964,557        19,964,557
Fidelity Fund                                                 236,798         5,848,911
Fidelity Growth & Income Fund                                 251,433         7,726,531
Mutual Series Fund                                                 58             5,412
PBHG Growth Fund                                                  624            16,398
Rydex U.S. Government Money Market Fund                     5,927,310         5,927,310
Rydex Nova Fund                                               721,714        12,666,082
T. Rowe Price New Era Fund                                        132             3,443
T. Rowe Price New Horizons Fund                                   151             3,287
Value Line Fund                                               292,179         5,636,131

TOTAL MUTUAL FUNDS                                                           ==========
(Cost $81,126,588)                                                           81,675,750
                                                                             ----------

U.S.TREASURY BILLS - 2.9%
*U.S. Treasury Bill, 5.34%, due 3/06/97                     $1,650,000        1,635,222
*U.S. Treasury Bill, 5.00%, due 3/06/97                      1,000,000          991,044
*U.S. Treasury Bill, 4.84%, due 3/06/97                        900,000          891,940
*U.S. Treasury Bill, 4.90%, due 3/06/97                        200,000          198,209
*U.S. Treasury Bill, 4.99%, due 3/06/97                        150,000          148,657
U.S. Treasury Bill, 4.90%, due 1/09/97                          30,100           30,068

TOTAL U.S. TREASURY BILLS                                                     =========
(Cost $3,894,698)                                                             3,895,140
                                                                              ---------

*Pledged $2,960,000 face amount as collateral on futures contracts

MUTUAL FUND PORTFOLIO, continued


REPURCHASE AGREEMENTS - 37.6%
 (Collateralized by U.S. government
   obligations - market value $52,366,298)
   Paine Webber Incorporated, dated 12/30/96,
    6.35%, due 1/02/97                                      25,000,000       25,000,000
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                      14,343,000       14,343,000
   State Street Bank, dated 12/31/96,
    6.00%, due 1/02/97                                      12,318,000       12,318,000

TOTAL REPURCHASE AGREEMENTS                                                  ==========
 (Cost $51,661,000)                                                          51,661,000
                                                                             ----------

TOTAL INVESTMENTS - 100%                                                   ============
(Cost $136,682,286)                                                        $137,231,890
                                                                           ------------

         CONTRACTS

FUTURES CONTRACTS
  Long, S&P 500 futures contracts,
   face amount $90,456,750 expiring in March, 1997.                243      (1,773,830)
  Long, Midcap futures contracts,
   face amount $2,181,100 expiring in March, 1997.                  17         (11,475)

                                                                            -----------
  NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                             (1,785,305)
                                                                            -----------

See accompanying notes to financial statements


                            GROWTH STOCK PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                         SHARES OR
INDUSTRIES/CLASSIFICATIONS                               FACE AMOUNT      VALUE


COMMON STOCKS - 67.6%
AEROSPACE/DEFENSE - (3.4%)
Boeing Company                                              7,850      $835,044
                                                                       --------

ALUMINUM - (2.0%)
Aluminum Company of America                                 7,850       500,438
                                                                       --------

AUTO AND TRUCK - (1.8%)
General Motors                                              7,850       437,637
                                                                       --------

BANKING - (3.1%)
J.P. Morgan & Company, Inc.                                 7,850       766,356
                                                                       --------

BEVERAGE - (1.7%)
Coca Cola                                                   7,850       413,106
                                                                       --------

CHEMICAL (BASIC) - (4.3%)
Dupont                                                      7,850       740,844
Union Carbide                                               7,850       320,869
                                                                       ========

                                                                      1,061,713
                                                                       --------

CHEMICAL (DIVERSIFIED) - (2.7%)
Minnesota Mining & Manufacturing                             7,850      650,569
                                                                       --------

COMPUTER AND PERIPHERALS - (4.8%)
International Business Machines                              7,850    1,185,350
                                                                       --------

DRUG - (2.5%)

Merck & Company, Inc.                                        7,850      622,112
                                                                       --------


GROWTH STOCK PORTFOLIO, continued


ELECTRICAL EQUIPMENT - (3.8%)
General Electric Company                                      7,850     776,169
Westinghouse Electric Corporation                             7,850     156,018

                                                                       ========
                                                                        932,187
                                                                       --------

FINANCIAL SERVICES - (1.8%)
American Express                                              7,850     443,525
                                                                       --------

HOUSEHOLD PRODUCTS - (3.4%)
Procter & Gamble                                              7,850     843,875
                                                                       --------

MACHINERY (CONSTRUCTION & MINING) - (2.4%)
Caterpillar Inc.                                              7,850     590,713
                                                                       --------

MULTIFORM - (4.3%)

Allied-Signal Inc.                                            7,850     525,950
United Technologies                                           7,850     518,100

                                                                       ========
                                                                      1,044,050
                                                                       --------

PAPER AND FOREST PRODUCTS - (1.3%)
International Paper                                           7,850     316,943
                                                                       --------

PETROLEUM (INTEGRATED) - (8.3%)
Chevron Corporation                                           7,850     510,250
Exxon                                                         7,850     769,300
Texaco                                                        7,850     770,281

                                                                       ========
                                                                      2,049,831
                                                                       --------


Growth Stock Portfolio, continued


PRECISION INSTRUMENT - (2.7%)
Eastman Kodak                                                7,850      629,963
Imation Corporation                                            785       22,078

                                                                       ========
                                                                        652,041
                                                                       --------

RECREATION - (2.2%)
Walt Disney Company                                          7,850      546,556
                                                                       --------

RESTAURANT - (1.5%)
McDonalds Corporation                                        7,850      355,213
                                                                       --------

RETAIL STORE - (2.2%)
Sears                                                        7,850      362,081
Woolworth Corporation                                        7,850      171,719

                                                                       ========
                                                                        533,800
                                                                       --------

STEEL (INTEGRATED) - (.3%)
Bethlehem Steel                                              7,850       70,650
                                                                       --------

TELECOMMUNICATION EQUIPMENT & SERVICES - (1.9%)
American Telephone & Telegraph                               7,850      341,475
Lucent Technologies Incorporated                             2,544      117,660

                                                                       ========
                                                                        459,135
                                                                       --------

TIRE AND RUBBER - (1.6%)
Goodyear Tire & Rubber                                       7,850      403,294
                                                                       --------

TOBACCO - (3.6%)
Philip Morris Companies, Inc.                                7,850      884,106

TOTAL COMMON STOCKS                                                  ==========
(Cost $13,435,117)                                                   16,598,244
                                                                     ----------


GROWTH STOCK PORTFOLIO, continued


U.S. TREASURY BILLS - 4.0%
*U.S. Treasury Bill, 5.34%, due 3/06/97                   $800,000      792,836
U.S. Treasury Bill, 5.01%, due 3/06/97                     100,000       99,105
U.S. Treasury Bill, 4.84%, due 3/06/97                     100,000       99,104
U.S. Treasury Bill, 4.90%, due 1/09/97                       6,000        5,994

TOTAL U.S. TREASURY BILLS                                              ========
(Cost $996,649)                                                         997,039
                                                                       --------

*Pledged $390,000 face amount as collateral on futures

REPURCHASE AGREEMENTS - 28.4%
 (Collateralized by U.S. government obligations
   - market value $7,047,064)
   Paine Webber Incorporated, dated 12/30/96,
    6.35%, due 1/02/97                                   4,000,000    4,000,000
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                   2,968,000    2,968,000

TOTAL REPURCHASE AGREEMENTS                                           =========
 (Cost $6,968,000)                                                    6,968,000
                                                                      ---------

TOTAL INVESTMENTS - 100%                                            ===========
 (Cost $21,399,766)                                                 $24,563,283
                                                                    -----------
                                                         CONTRACTS
FUTURES CONTRACTS
  Long, S&P 500 futures contracts,
   face amount $7,817,250 expiring in March, 1997.              21    (153,300)

                                                                      =========
  NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                       (153,300)
                                                                      ---------

See accompanying notes to financial statements


                          UTILITIES STOCK PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                        SHARES OR
INDUSTRIES/CLASSIFICATIONS                            FACE AMOUNT       VALUE


COMMON STOCKS - 88.5%
ELECTRIC/GAS UTILITY - (4.1%)
MDU Resources Group Incorporated                           6,100   $  140,300
Nipsco Industries Incorporated                             4,700      186,238

                                                                     ========
                                                                      326,538
                                                                     --------

ELECTRIC UTILITY - (18.1%)
Cinergy Corporation                                        7,900      263,663
Ipalco Enterprises Incorporated                            6,000      163,500
KU Energy Corporation                                      3,300       99,000
LG&E Energy Corporation                                    8,600      210,700
Pacificorp                                                10,000      205,000
Public Service Company of Colorado                         5,900      229,362
Teco Energy Incorporated                                  11,000      265,375

                                                                     ========
                                                                    1,436,600
                                                                     --------

DIVERSIFIED UTILITY - (1.9%)
Citizens Utilities Company Class B                        13,514      150,341
                                                                     --------

NATURAL GAS (DISTRIBUTOR) - (21.8%)
Bay State Gas Company                                      2,200       62,150
Brooklyn UN Gas Company                                    5,900      177,738
Consolidated Natural Gas Company                           3,900      215,475
MCN Corporation                                            6,200      179,025
Nicor Incorporated                                         1,800       64,350
Pacific Enterprises                                        7,000      212,625
Panenergy Corporation                                      5,500      247,500
Transcanada Pipelines Ltd.                                 8,200      143,500
UGI Corporation                                            2,000       44,750
Wicor Incorporated                                         5,800      208,075
Williams Companies Incorporated                            4,800      180,000

                                                                     ========
                                                                    1,735,188
                                                                     --------


Utilities Stock Portfolio, continued


OIL/GAS (DOMESTIC) - (7.9%)

El Paso Natural Gas Company                                4,800      242,400
Enron Corporation                                          3,000      129,375
Questar Corporation                                        5,300      194,775
Sante Fe Pacific Pipeline Partners                         1,600       60,800

                                                                     ========
                                                                      627,350
                                                                     --------

TELECOMMUNICATION EQUIPMENT - (2.1%)
LCC International A                                        5,000       92,500
Vanguard Cellular                                          4,700       74,025

                                                                     ========
                                                                      166,525
                                                                     --------

TELECOMMUNICATION SERVICES - (28.7%)
Airtouch Communications                                    5,600      141,400
Alltel Corporation                                         8,100      254,138
Bell Atlantic Corporation                                  2,400      155,400
Bellsouth Corporation                                      3,000      121,125
Century Telephone                                          8,500      262,437
Frontier Corporation                                       9,500      214,937
GTE Corporation                                            5,200      236,600
Intellicell Corporation                                   30,000      221,250
MCI Communications                                         5,000      163,437
Sprint Corporation                                         4,400      175,450
Tele Denmark                                               5,000      136,250
U.S. West Incorporated                                     6,000      193,500

                                                                    =========
                                                                    2,275,924
                                                                    ---------

WATER UTILITY - (3.9%)
American Water Works Incorporated                         15,200      313,500
                                                                     --------

TOTAL COMMON STOCKS
(Cost $6,252,239)                                                   7,031,966
                                                                    ---------


UTILITIES STOCK PORTFOLIO, continued


U.S. TREASURY BILLS - 0.0%
U.S. Treasury Bill, 4.90%, due 1/09/97                 $  1,000         1,000
                                                                      -------

TOTAL U.S. TREASURY BILLS
 (Cost $1,000)                                                          1,000
                                                                      -------

REPURCHASE AGREEMENTS - 11.5%
 (Collateralized by U.S. government
  obligations - market value $922,418)
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                  914,000       914,000
                                                                      -------

TOTAL REPURCHASE AGREEMENTS
 (Cost $914,000)                                                      914,000
                                                                      -------

TOTAL INVESTMENTS - 100%                                           ==========
 (Cost $7,167,239)                                                 $7,946,966
                                                                   ----------

See accompanying notes to financial statements


                                BOND PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                                            FACE AMOUNT        VALUE


U.S.TREASURY NOTES - 66.6%
 U.S. Treasury Note, 6.50%, due 10/15/2006                                 $ 9,000,000   $ 9,054,844

TOTAL U.S.TREASURY NOTES                                                                   =========
 (Cost $9,169,393)                                                                         9,054,844
                                                                                           ---------

U.S. GOVERNMENT AGENCY - 29.9%
Federal National Mortgage Association Discount Note, 5.48%, due 1/06/97      2,000,000     1,998,478
Federal National Mortgage Association Discount Note, 5.48%, due 1/14/97      2,000,000     1,996,042
Federal National Mortgage Association Note, 4.80%, due 6/25/97                  79,359        78,937

 TOTAL U.S. GOVERNMENT AGENCY                                                              =========
 (Cost $4,073,521)                                                                         4,073,457
                                                                                           ---------

U.S.TREASURY BILLS - 1.9%
 U.S. Treasury Bill, 4.97%, due 2/20/97                                        100,000        99,310
 U.S. Treasury Bill, 5.34%, due 3/06/97                                        100,000        99,105
 U.S. Treasury Bill, 4.99%, due 3/06/97                                         50,000        49,552
 U.S. Treasury Bill, 4.90%, due 1/09/97                                          4,800         4,794

TOTAL U.S.TREASURY BILLS                                                                   =========
 (Cost $252,711)                                                                             252,761
                                                                                           ---------

REPURCHASE AGREEMENTS - 1.6%
 (Collateralized by U.S. government obligations - market value $227,072)
   Prudential Bache Securities, dated 12/31/96, 6.75%, due 1/02/97             225,000       225,000
                                                                                           ---------

TOTAL REPURCHASE AGREEMENTS
 (Cost $225,000)                                                                             225,000
                                                                                           ---------

TOTAL INVESTMENTS - 100%                                                                 ===========
 (Cost $13,720,625)                                                                      $13,606,062
                                                                                         -----------

See accompanying notes to financial statements


Money Market Portfolio

         Portfolio of Investments as of December 31, 1996

                                                                                                       AMORTIZED
                                                                                      FACE AMOUNT           COST


COMMERCIAL PAPER - 49.5%
American Trading & Production, 5.35%, due 1/14/97                                    $  4,000,000   $  3,992,272
Bell South, 5.42%, due 1/21/97                                                          5,030,000      5,014,854
Calcot, 5.75%, due 2/21/97                                                              3,000,000      2,975,562
Calcot, 5.40%, due 1/24/97                                                              5,000,000      4,982,750
Calcot, 5.36%, due 1/22/97                                                              5,000,000      4,984,367
Cargill Financial, 5.58%, due 6/16/97                                                   5,000,000      4,871,350
Coca-Cola Company, 5.80%, due 1/17/97                                                  15,000,000     14,961,333
Equitable of Iowa, 5.61%, due 1/17/97                                                  12,000,000     11,970,080
Fingerhut Owners Trust, 5.50%, due 1/09/97                                             10,000,000      9,987,778
Fleet Funding, 5.48%, due 1/24/97                                                       2,200,000      2,192,298
Hertz Corporation, 5.90%, due 1/03/97                                                  10,000,000      9,996,722
Hitachi America Ltd., 5.35%, due 3/25/97                                                8,160,000      8,059,349
JC Penney Funding, 5.39%, due 3/27/97                                                  15,000,000     14,809,104
Merrill Lynch & Company, 5.55%, due 6/13/97 5,000,000                                                  4,874,354
Michigan Consolidated Gas, 5.33%, due 2/07/97                                           8,000,000      7,956,175
National Rural Utilities, 5.31%, due 2/14/97                                            4,200,000      4,172,742
PHH Corporation, 5.50%, due 1/17/9710,000,000                                                          9,975,556
Portland General Electric, 5.33%, due 1/21/97                                          10,000,000      9,970,389
Receivables Capital Corporation, 5.75%, due 1/15/97                                    10,000,000      9,977,639
Toyota Motor Company, 5.31%, due 2/06/97                                                8,000,000      7,957,520
WMX Technologies, 5.60%, due 5/13/97                                                   20,000,000     19,589,333

TOTAL COMMERCIAL PAPER                                                                               ===========
(Cost $173,271,527)                                                                                  173,271,527
                                                                                                     -----------

CORPORATE OBLIGATIONS - 33.1%
American Home Products Corporation, 6.875%, due 4/15/97                                 1,005,000      1,008,499
American General Finance, 7.75%, due 1/15/97                                              450,000        450,335
Associates Corporation, 6.875%, due 1/15/97                                               425,000        425,179
*Bank One Capital Demand Note, 5.95%, next redemption
  date 1/02/97, due 4/01/2113                                                           3,536,000      3,536,000
Bell Atlantic Corporation, 7.22%, due 6/16/97                                           4,000,000      4,029,304
Bell Tri LSG, 8.05%, due 2/19/97                                                          500,000        501,663
*Care Life Project Floating Rate Note, 5.80%, next
  redemption date 1/02/97, due 8/01/2111                                                1,350,000      1,350,000
*Caterpillar Financial Incorporated Floating Rate
  Note, 5.654%, due 6/20/97                                                             1,000,000      1,000,473
Caterpillar Incorporated, 5.05%, due 1/15/97                                              500,000        499,933
Central Illinois Public Service, 6.125%, due 7/01/97 2,000,000                                         2,003,840
Chase Manhattan Bank, 7.875%, due 1/15/97                                                 750,000        750,574


MONEY MARKET PORTFOLIO, continued


Consolidated Rail, 6.00%, due 7/01/97                                                     142,000        141,977
Cooper Industries, 7.77%, due 10/21/97                                                  5,000,000      5,063,808
Cooper Industries, 7.81%, due 10/15/97                                                  3,000,000      3,038,398
*Espanola/Nambe Variable Rate Demand Note, 5.84%, next
  redemption date 1/02/97, due 6/01/2006                                                2,500,000      2,500,000
Ford Capital, 9.75%, due 6/05/97                                                        3,700,000      3,755,316
Ford Holdings, 9.25%, due 7/15/97                                                       3,168,000      3,220,923
Ford Motor Credit Corporation, 6.75%, put date 7/15/97                                    350,000        351,922
GE Capital Corporation, 7.00%, due 4/03/97                                              1,518,000      1,522,190
GE Capital Corporation, 4.55%, due 10/27/97                                             2,500,000      2,471,888
*General Motors Acceptance Corporation Floating Rate Note,
  5.68%, next redemption date 4/13/97, due 4/13/98                                     10,000,000     10,000,000
General Motors Acceptance Corporation, 7.40%, due 1/14/97                                 170,000        170,130
General Motors Acceptance Corporation, 7.80%, due 5/05/97                               9,200,000      9,264,405
General Motors Acceptance Corporation, 7.90%, due 5/01/97                               1,500,000      1,509,712
General Telephone, California, 6.75%, due 12/01/97                                      2,500,000      2,500,000
General Nutrition Corporation, 11.375%, redemption date 3/03/97                         5,000,000      5,183,933
Golden West Financial, 10.25%, due 5/15/97                                                475,000        482,422
*Hancor Incorporated Floating Rate Note, 5.84%, next redemption
  date 1/02/97, due 12/01/2004                                                            800,000        800,000
Hertz Corporation, 10.125%, due 3/01/97                                                 2,000,000      2,014,965
Marshall & Isley, 7.375%, due 10/31/97                                                 10,000,000     10,125,300
Michigan Consolidated Gas, 6.25%, due 5/01/97                                           1,500,000      1,502,857
Minnesota Mining & Manufacturing, 6.375%, due 6/16/97                                   1,000,000      1,001,186
Morgan Stanley Incorporated, 7.32%, due 1/15/97                                           500,000        500,292
*Mubea, Incorporated Floating Rate Note, 5.84%, next redemption
 date 1/02/97, due 12/01/2004                                                           5,000,000      5,000,000
NBD Bank N.A., 7.875%, due 1/21/97                                                        250,000        250,266
Philip Morris Companies, 9.25%, due 12/01/97                                            1,568,000      1,615,090
Philip Morris Companies, 9.75%, due 5/01/97                                               814,000        824,532
Philip Morris Companies, 8.75%, due 6/15/97                                               500,000        506,712
Philip Morris Companies, 7.50%, due 3/15/97                                               870,000        873,155
*Presrite Corporation Floating Rate Note, 5.84%, next redemption
  date 1/02/97, due 1/01/2004                                                           2,540,000      2,540,000
*Seariver Maritime Financial Holdings Floating Rate Note, 5.405%,
  next redemption date 1/02/97, due 10/01/2111                                          7,000,000      7,000,000
Sears Roebuck & Company, 6.66%, due 5/20/97                                             1,000,000      1,003,456
Sears Roebuck & Company, 7.41%, due 6/11/97                                               100,000        100,629
Southern California Edison, 5.90%, due 1/15/97                                          1,000,000      1,000,237
Virginia Electric & Power, 7.25%, due 3/01/97                                           3,250,000      3,258,635
*White Castle Corporation, Floating Rate Note, 5.84%, next
  redemption date 1/02/97, due 12/01/2010                                               9,000,000      9,000,000

TOTAL CORPORATE OBLIGATIONS                                                                          ===========
 (Cost $115,650,136)                                                                                 115,650,136
                                                                                                     -----------
U.S. TREASURY NOTES - 4.0%
 U.S. Treasury Note, 6.00%, due 8/31/97                                                 4,000,000      4,005,201
 U.S. Treasury Note, 6.00%, due 11/30/97                                               10,000,000     10,043,606


Money Market Portfolio, continued


TOTAL U.S. TREASURY NOTES                                                                             ==========
         (Cost $14,048,807)                                                                           14,048,807
                                                                                                      ----------

U.S. TREASURY BILLS - 0.0%                                                                            ==========
         U.S. Treasury Bill, 4.906%, due 1/09/97                                           63,100         63,031
                                                                                                      ----------

TOTAL U.S. TREASURY BILLS
         (Cost $63,031)                                                                                   63,031

U.S. GOVERNMENT OBLIGATIONS - 4.1%
Federal Home Loan Mortgage Corporation, 5.10%, due 1/13/97                                100,000         99,995
Federal Home Loan Mortgage Corporation, 6.47%, due 7/07/97                                500,000        501,978
Federal Home Loan Bank Note, 5.50%, due 3/21/97                                           235,000        235,000
Federal Farm Credit, 5.32%, due 2/03/97                                                   200,000        199,895
*Federal Home Loan Bank Floating Rate Note, 5.803%,
  due 4/08/97, next redemption date 1/02/97                                             2,000,000      2,000,863
*Student Loan Marketing Association Floating Rate
  Note, 5.48%, due 8/03/99, next redemption date
  7/02/96                                                                               4,350,000      4,353,782
*Student Loan Marketing Association Floating Rate Note,
  5.43%, due 11/10/98, next redemption date 7/02/96                                     5,000,000      5,000,000
*Student Loan Marketing Association Floating Rate Note,
   5.41%, due 11/24/97, next redemption date 7/02/96                                    2,000,000      1,999,816
Tennesee Valley Authority, 6.00%, due 1/15/97                                             100,000        100,009

TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                     ==========
         (Cost $14,491,338)                                                                           14,491,338
                                                                                                      ----------

REPURCHASE AGREEMENTS - 9.3%
(Collateralized by U.S. government obligations - market value $32,927,954)
Paine Webber Incorporated, dated 12/31/96, 6.35%, due 1/02/97                          21,000,000     21,000,000
Prudential Bache Securities, dated 12/31/96, 6.75%, due 1/02/97                        11,550,000     11,550,000

TOTAL REPURCHASE AGREEMENTS                                                                           ==========
 (Cost $32,550,000)                                                                                   32,550,000
                                                                                                      ----------

TOTAL INVESTMENTS - 100%                                                                            ============
  (Cost $350,074,839)                                                                               $350,074,839
                                                                                                    ------------

* - Floating Rate as of 12/31/96.

See accompanying notes to financial statements


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                        The               The         The Total          The U.S.               The
                                                  Muirfield            Growth  Return Utilities        Government      Money Market
                                                       Fund              Fund              Fund         Bond Fund              Fund


Assets:

  Investment in corresponding portfolio        $ 121,425,042    $  24,413,491     $   5,089,213   $  17,791,465    $ 119,987,807
  Receivable for capital stock issued              3,616,683            2,717                39             383                -
  Unamortized organizational costs -                       -                -            17,146               -                -
  Other assets                                           452           15,835             8,822           2,610            7,666
                                               =============    =============     =============   =============    =============

Total Assets                                     125,042,177       24,432,043         5,115,220      17,794,458      119,995,473
                                               -------------    -------------     -------------   -------------    -------------

Liabilities:

  Payable for capital stock redeemed               3,570,240          217,039               119           2,674                -
  Dividends payable                                   93,203            2,942            27,385           2,532           11,207
  Accrued transfer agent and
   administrative fees                                12,153            2,611               368           1,219            9,469
  Other accrued liabilities                           31,974            5,595            13,230           5,428           27,300
                                               =============    =============     =============   =============    =============

Total Liabilities                                  3,707,570          228,187            41,102          11,853           47,976
                                               -------------    -------------     -------------   -------------    -------------

Net Assets:
  Capital                                        120,745,044       22,379,843         4,521,433      18,790,118      119,947,497
  Accumulated undistributed net
    investment income (loss)                              (1)               9                 -              (3)               -
  Accumulated undistributed net realized
    gain (loss) on investments                        12,496       (1,339,494)                -        (892,948)               -
  Net unrealized gain (loss) on
   investments                                       577,068        3,163,498           552,685        (114,562)               -
                                               =============    =============     =============   =============    =============

Net Assets                                     $ 121,334,607    $  24,203,856     $   5,074,118   $  17,782,605    $ 119,947,497
                                               -------------    -------------     -------------   -------------    -------------

Capital Stock Outstanding                         22,198,952        1,475,239           338,624         861,611      119,947,497
                                               -------------    -------------     -------------   -------------    -------------

Net Asset Value, Offering and
Redemption Price Per Share                     $        5.47    $       16.41     $       14.98   $       20.64    $        1.00
                                               -------------    -------------     -------------   -------------    -------------

See accompanying notes to financial statements


STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                         The              The         The Total         The U.S.            The
                                                   Muirfield           Growth  Return Utilities       Government   Money Market
                                                        Fund             Fund              Fund        Bond Fund           Fund


Net Investment Income From
Corresponding Portfolio:
  Interest                                       $  2,995,152        $599,913         $15,424           $983,780      $8,775,604
  Dividends                                           311,660         321,265         126,220                  -               -
  Expenses                                         (1,052,259)       (320,098)        (61,617)          (107,760)      (294,611)
                                                =============    =============   =============     =============   =============

Total Net Investment Income From
Corresponding Portfolio                             2,254,553         601,080          80,027            876,020       8,480,993
                                                -------------    -------------   -------------     -------------   -------------
Fund Expenses:
  Legal fees                                            2,007           2,225           1,642              2,034           3,998
  Audit fees                                            3,936           6,480           2,881              2,876           4,234
  Printing                                             22,332           8,599           3,642              4,056          35,582
  Postage                                              17,803           4,575           1,100              2,857          25,544
  Transfer agent fees                                 120,161          25,406           4,026             10,228         111,421
  Administrative fee                                   36,230           7,712           1,121              5,362          42,785
  Trustees fees and expenses                            2,931           2,949           3,832              2,495           2,914
  Registration and filing fees                         13,530           7,470          12,054              6,880          23,314
  Insurance                                             1,778             387              36                256           2,501
  Distribution plan                                   157,536          36,280           9,338             28,045         115,428
  Amortization of organizational costs                      -               -           5,036                  -               -
  Other expenses                                       10,991           3,837           1,917              2,310          27,281
                                                =============    =============   =============     =============   =============
  Total expenses                                      389,235         105,920          46,625             67,399         395,002
  Expenses reimbursed by adviser                            -               -         (61,549)                 -         (52,840)
                                                =============    =============   =============     =============   =============
  Total Expenses - net                                389,235         105,920         (14,924)            67,399         342,162

INVESTMENT INCOME - NET                             1,865,318         495,160          94,951            808,621       8,138,831
                                                -------------    -------------   -------------     -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS - NET:
  Net realized gain (loss) on futures                (385,498)     (1,614,914)              -             41,147               -
  Net realized gain (loss) on investments          10,610,566         301,293         209,382             (7,020)              -
  Net change in unrealized appreciation
    (depreciation) of investments                  (5,306,075)      3,055,094         219,393           (776,909)              -
                                                =============    =============   =============     =============   =============
NET GAIN (LOSS) ON INVESTMENTS                      4,918,993       1,741,473         428,775           (742,782)              -
                                                -------------    -------------   -------------     -------------   -------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  $  6,784,311    $  2,236,633        $523,726            $65,839      $8,138,831
                                                -------------    -------------   -------------     -------------   -------------

See accompanying notes to financial statements


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,

                                                                                            The                               The
                                                                                      Muirfield                            Growth
                                                                                           Fund                              Fund

INCREASE (DECREASE) IN NET ASSETS:                                        1996             1995             1996             1995


OPERATIONS:
      Investment income - net                                    $   1,865,318    $     938,690    $     495,160    $     807,065
      Net realized gain (loss) on investments and
       futures contracts                                            10,225,068       14,740,346       (1,313,621)       4,316,008
      Net change in unrealized appreciation
        (depreciation) of investments                               (5,306,075)       5,883,601        3,055,094          111,505
                                                                 -------------    -------------    -------------    -------------

      Net increase in net assets resulting from operations           6,784,311       21,562,637        2,236,633        5,234,578
                                                                 -------------    -------------    -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                       (1,865,319)        (938,690)        (495,151)        (807,065)
      Net realized gain from investments and futures
       contracts                                                    (9,879,664)     (15,073,253)               -         (659,136)
                                                                 -------------    -------------    -------------    -------------

      Net decrease in net assets resulting
        from dividends and distributions                           (11,744,983)     (16,011,943)        (495,151)      (1,466,201)
                                                                 -------------    -------------    -------------    -------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                       31,306,972       26,530,545        3,904,506        1,775,837
      Reinvestment of dividends                                     11,652,407       15,844,992          488,159        1,436,634
      Cost of redemptions                                          (28,415,321)     (19,294,010)      (6,561,166)      (4,525,935)
                                                                 -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                   14,544,058       23,081,527       (2,168,501)      (1,313,464)
                                                                 -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              9,583,386       28,632,221         (427,019)       2,454,913

NET ASSETS - Beginning of period                                   111,751,221       83,119,000       24,630,875       22,175,962
                                                                 =============    =============    =============    =============

NET ASSETS - End of period                                       $ 121,334,607    $ 111,751,221    $  24,203,856    $  24,630,875
                                                                 =============    =============    =============    =============

SHARE TRANSACTIONS:
      Issued                                                         5,310,158        4,353,780          246,129          120,106
      Reinvested                                                     2,132,111        2,767,237           30,498           96,212
      Redeemed                                                      (4,745,388)      (3,170,312)        (406,881)        (306,553)
                                                                 -------------    -------------    -------------    -------------

      Change in shares                                               2,696,881        3,950,705         (130,254)         (90,235)
                                                                 =============    =============    =============    =============


                                                                                               The                       The U.S.
                                                                                      Total Return                     Government
                                                                                    Utilities Fund                      Bond Fund

INCREASE (DECREASE) IN NET ASSETS:                                           1996            1995*          1996             1995


OPERATIONS:
      Investment income - net                                         $     94,951    $     39,143    $    808,621    $    780,338
      Net realized gain (loss) on investments and
       futures contracts                                                   209,382            (679)         34,127         988,478
      Net change in unrealized appreciation
        (depreciation) of investments                                      219,393         333,292        (776,909)        667,973
                                                                     -------------   -------------   -------------   -------------

      Net increase in net assets resulting from operations                 523,726         371,756          65,839       2,436,789
                                                                     -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                              (94,951)        (39,143)       (808,624)       (780,352)
      Net realized gain from investments and futures
       contracts                                                          (208,703)              -               -               -
                                                                     -------------   -------------   -------------   -------------

      Net decrease in net assets resulting
        from dividends and distributions                                  (303,654)        (39,143)       (808,624)       (780,352)
                                                                     -------------   -------------   -------------   -------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                            2,105,006       2,519,770       4,221,575       2,883,665
      Reinvestment of dividends                                            261,364          33,121         731,408         686,353
      Cost of redemptions                                                 (393,419)         (4,409)     (2,475,250)     (2,161,626)
                                                                     -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                        1,972,951       2,548,482       2,477,733       1,408,392
                                                                     -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,193,023       2,881,095       1,734,948       3,064,829

NET ASSETS - Beginning of period                                         2,881,095               -      16,047,657      12,982,828
                                                                     =============   =============   =============   =============

NET ASSETS - End of period                                            $  5,074,118    $  2,881,095    $ 17,782,605    $ 16,047,657
                                                                     =============   =============   =============   =============

SHARE TRANSACTIONS:
      Issued                                                               143,939         201,499         201,655         142,467
      Reinvested                                                            17,645           2,569          35,083          33,492
      Redeemed                                                             (26,688)           (340)       (118,887)       (106,680)
                                                                     -------------   -------------   -------------   -------------

      Change in shares                                                     134,896         203,728         117,851          69,279
                                                                     =============   =============   =============   =============


                                                                                             The
                                                                                    Money Market
                                                                                            Fund

INCREASE (DECREASE) IN NET ASSETS:                                          1996            1995


OPERATIONS:
      Investment income - net                                         $   8,138,831    $   8,095,621
      Net realized gain (loss) on investments and futures contracts               -                -
      Net change in unrealized appreciation
        (depreciation) of investments                                             -                -
                                                                       ------------     ------------

      Net increase in net assets resulting from operations                8,138,831        8,095,621
                                                                       ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                            (8,138,831)      (8,095,621)
      Net realized gain from investments and futures contracts                    -                -
                                                                       ------------     ------------

      Net decrease in net assets resulting
        from dividends and distributions                                 (8,138,831)      (8,095,621)
                                                                       ------------     ------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                           389,806,633      365,251,080
      Reinvestment of dividends                                           7,883,875        7,649,188
      Cost of redemptions                                              (418,830,047)    (396,651,391)
                                                                       ------------     ------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                       (21,139,539)     (23,751,123)
                                                                       ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (21,139,539)     (23,751,123)

NET ASSETS - Beginning of period                                        141,087,036      164,838,159
                                                                       ============     ============

NET ASSETS - End of period                                            $ 119,947,497    $ 141,087,036
                                                                       ============     ============

SHARE TRANSACTIONS:
      Issued                                                            389,806,633      365,251,080
      Reinvested                                                          7,883,875        7,649,188
      Redeemed                                                         (418,830,047)    (396,651,391)
                                                                       ------------     ------------

      Change in shares                                                  (21,139,539)     (23,751,123)
                                                                       ============     ============

 *For period from June 21, 1995 through December 31, 1995

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                          THE MUIRFIELD FUND
                                                                                        Years Ended December 31,

                                                                    1996            1995         1994           1993         1992


NET ASSET VALUE, BEGINNING OF PERIOD                               $5.73           $5.34        $5.36          $6.25        $6.43

         INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                      0.10            0.06         0.14          (0.01)        0.06

         Net Gains or Losses on Securities
         (both realized and unrealized)                             0.25            1.31         -              0.45         0.34
                                                                   =====           =====        =====          =====        =====

         Total From Investment Operations                           0.35            1.37         0.14           0.44         0.40
                                                                   =====           =====        =====          =====        =====

LESS DISTRIBUTIONS

         Dividends (from net investment income)                    (0.10)          (0.06)       (0.14)         (0.02)       (0.06)
         Distributions (from capital gains)                        (0.51)          (0.92)       (0.02)         (1.31)       (0.52)
                                                                   =====           =====        =====          =====        =====

         Total Distributions                                       (0.61)          (0.98)       (0.16)         (1.33)       (0.58)
                                                                   =====           =====        =====          =====        =====

NET ASSET VALUE, END OF PERIOD                                     $5.47           $5.73        $5.34          $5.36        $6.25
                                                                   =====           =====        =====          =====        =====

TOTAL RETURN                                                        5.99%          25.82%        2.70%          8.11%        6.91%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                                121,335        111,751       83,119         73,063       55,280
  Ratio of Expenses to Average Net Assets                           1.19%           1.26%        1.22%          1.26%        1.40%
  Ratio of Net Investment Income to Average Net Assets              1.54%           0.97%        2.55%         -0.13%        1.05%
  Portfolio Turnover Rate*                                        297.41%         186.13%      168.17%        279.56%       324.14

*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                            THE GROWTH FUND
                                                                                         Years Ended December 31,

                                                                    1996           1995        1994           1993           1992


NET ASSET VALUE, BEGINNING OF PERIOD                               $15.34         $13.08       $13.45         $12.70       $12.05

  INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                       0.31           0.50         0.27           0.09         0.18

         Net Gains or Losses on Securities
         (both realized and unrealized)                              1.07           2.68        (0.37)          0.82         0.58
                                                                   ======         ======       =======        ======       ======

         Total From Investment Operations                            1.38           3.18        (0.10)          0.91         0.76
                                                                   ======         ======       =======        ======       ======

LESS DISTRIBUTIONS

         Dividends (from net investment income)                     (0.31)         (0.50)       (0.27)         (0.16)       (0.11)

         Distributions (from capital gains)                         --             (0.42)       --             --           --
                                                                   ======         ======       =======        ======       ======

         Total Distributions                                        (0.31)         (0.92)       (0.27)         (0.16)       (0.11)
                                                                   ======         ======       =======        ======       ======

NET ASSET VALUE, END OF PERIOD                                     $16.41         $15.34       $13.08         $13.45       $12.70
                                                                   ======         ======       =======        ======       ======

TOTAL RETURN                                                         9.08%         24.61%       -0.69%          7.21%        6.35%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                                 24,204         24,631       22,176         26,171       25,534
  Ratio of Expenses to Average Net Assets                            1.65%          1.64%        1.63%          1.51%        1.51%
  Ratio of Net Investment Income to Average Net Assets               1.92%          3.38%        1.95%          0.69%        1.31%
  Portfolio Turnover Rate*                                          81.66%        337.57%      102.76%         99.54%       39.03%

*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited financial statements

                                                                                       THE TOTAL RETURN UTILITIES FUND

                                                                                                         For The Period
                                                                                 For The Year Ended       June 21, 1995 2
                                                                                  December 31, 1996    to Dec. 31, 1995


NET ASSET VALUE, BEGINNING OF PERIOD                                                         $14.14        $12.50

INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                                                 0.37          0.21

         Net Gains or Losses on Securities (both realized and unrealized)                      1.48          1.64
                                                                                              =====         =====

         Total From Investment Operations                                                      1.85          1.85
                                                                                              =====         =====

LESS DISTRIBUTIONS

         Dividends (from net investment income)                                               (0.37)        (0.21)

         Distributions (from capital gains)                                                   (0.64)            --
                                                                                              =====          =====

         Total Distributions                                                                  (1.01)        (0.21)

NET ASSET VALUE, END OF PERIOD                                                                $14.98        $14.14
                                                                                               =====         =====

TOTAL RETURN                                                                                  13.33%        15.00%

RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period ($000)                                                     5,074         2,881
         Ratio of Expenses to Average Net Assets                                               1.25%         1.25% 1
         Ratio of Net Investment Income to Average Net Assets                                  2.55%         3.18% 1
         Ratio of Expenses to Average Net Assets, before waiver of fees                        2.95%         4.35% 1
         Ratio of Net Investment Income to Average Net Assets, before waiver of fees           0.85%         0.08% 1
         Portfolio Turnover Rate*                                                             50.79%         5.06%

1 Annualized
2 Date of commencement of operations
*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements.

                                                                                   THE U.S. GOVERNMENT BOND FUND
                                                                                      Years Ended December 31,

                                                                 1996           1995           1994           1993           1992


NET ASSET VALUE, BEGINNING OF PERIOD                              $21.58         $19.25         $20.18       $19.46        $19.84

 INCOME FROM INVESTMENT OPERATIONS

 Net Investment Income                                              0.96           1.11           0.72         0.86          0.99

 Net Gains or Losses on Securities
 (both realized and unrealized)                                    (0.94)          2.33          (0.93)        0.71         (0.38)
                                                                   ======         =====          =====        =====         ======

 Total From Investment Operations                                   0.02           3.44          (0.21)        1.57          0.61
                                                                   ======         =====          =====        =====         ======

LESS DISTRIBUTIONS

 Dividends (from net investment income)                            (0.96)         (1.11)         (0.72)       (0.85)        (0.99)
                                                                   ======         =====          =====        =====         ======

 Total Distributions                                               (0.96)         (1.11)         (0.72)       (0.85)        (0.99)
                                                                   ======         =====          =====        =====         ======

Net Asset Value, End of Period                                    $20.64         $21.58         $19.25       $20.18        $19.46
                                                                   ======         =====          =====        =====         ======

TOTAL RETURN                                                        0.15%         18.32%         -0.99%        8.21%         3.26%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($000)                                 17,783         16,048         12,983       13,137        11,100
 Ratio of Expenses to Average Net Assets                            1.00%          1.00%          1.00%        0.99%         1.00%
 Ratio of Net Investment Income to Average Net Assets               4.61%          5.41%          3.71%        4.25%         5.13%
 Ratio of Expenses to Average Net Assets, before
  waiver of fees *                                                  1.06%          1.14%          1.14%        1.09%         1.21%
 Ratio of Net Investment Income to Average Net Assets,
  before waiver of fees *                                           4.55%          5.27%          3.57%        4.15%         4.92%
 Portfolio Turnover Rate1                                         778.59%        232.34%        707.57%      235.74%       100.53%

* Includes fees waived in corresponding portfolio
1 Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                     THE MONEY MARKET FUND
                                                                                    Years Ended December 31,

                                                                  1996            1995          1994          1993         1992


NET ASSET VALUE, BEGINNING OF PERIOD                              $1.00           $1.00         $1.00        $1.00         $1.00

 INCOME FROM INVESTMENT OPERATIONS

 Net Investment Income                                             0.05            0.06          0.04         0.03          0.04
                                                                 ======           =====         =====        =====        ======

 Total From Investment Operations                                  0.05            0.06          0.04         0.03          0.04
                                                                 ======           =====         =====        =====        ======

LESS DISTRIBUTIONS

 Dividends (from net investment income)                           (0.05)          (0.06)        (0.04)       (0.03)        (0.04)
                                                                 ======           =====         =====        =====        ======

 Total Distributions                                              (0.05)          (0.06)        (0.04)       (0.03)        (0.04)
                                                                 ======           =====         =====        =====        ======

NET ASSET VALUE, END OF PERIOD                                    $1.00           $1.00         $1.00        $1.00         $1.00
                                                                 ======           =====         =====        =====        ======

TOTAL RETURN                                                       5.27%           5.85%         4.10%        2.98%         3.70%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($000)                               119,947         141,087       164,838      200,030       245,259
 Ratio of Expenses to Average Net Assets                           0.40%           0.40%         0.37%        0.37%         0.35%
 Ratio of Net Investment Income to Average
  Net Assets                                                       5.15%           5.70%         4.02%        2.94%         3.68%
 Ratio of Expenses to Average Net Assets, before
  waiver of fees *                                                 0.58%           0.64%         0.57%        0.57%         0.56%
 Ratio of Net Investment Income to Average Net
  Assets, before waiver of fees *                                  4.97%           5.46%         3.82%        2.74%         3.47%

* Includes fees waived in corresponding portfolio

See Accompanying Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1.  ORGANIZATION

The Flex-funds Trust (the Trust) was organized in 1982 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is presently comprised of five separate funds (each a "Fund" and collectively the "Funds") offering six separate series. Effective May 1, 1992, The Money Market, Growth, and Bond Funds began investing all of their investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. The Muirfield Fund began on January 3, 1993 investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Total Return Utilities Fund commenced operations on June 21, 1995 when it began investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Money Market, Muirfield, Growth, Bond and Total Return Utilities Funds, the Portfolios into which they invest and the percentage of each portfolio owned by the respective Fund at December 31, 1996 is shown below:


                                                                  Approximate Percentage
                                                                  of Portfolio Held by Fund
Fund                              Portfolio                       at December 31, 1996


The Muirfield Fund                Mutual Fund Portfolio            90%
The Growth Fund                   Growth Stock Portfolio          100%
The Total Return Utilities Fund   Utilities Stock Portfolio        64%
The U.S. Government Bond Fund     Bond Portfolio                  100%
The Money Market Fund             Money Market Portfolio           34%


The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.  SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments - Valuation of securities by the Portfolios is discussed at Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report (See page 46).

Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

Organizational Costs - The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Growth, Bond, Muirfield and Money Market Funds have been fully amortized.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser.

RMA has agreed to reimburse each Fund for the amount by which annual expenses of the Fund and its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed the most restrictive expense limitation imposed by any State in which such Fund's shares are sold. Such reimbursement is limited to the total fee charged by RMA. The investment advisory fees reimbursed for the year ended December 31, 1996 were at the request of RMA and were not the result of the aforementioned expense limitations.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of
MII, serves as stock transfer, dividend disbursing and shareholder services for all of the Trust's separate Funds. Subject to a $4,000 annual minimum fee The Growth, Muirfield, and Total Return Utilities Funds each incur an annual fee equal to the greater of $15 per shareholder account, or .10% of each Fund's average net assets, payable monthly. In The Bond Fund, the annual fee is the greater of $15 per shareholder account, or .06% of the Fund's average net assets, payable monthly. In The Money Market Fund, the annual fee is the greater of $20 per shareholder account, or .06% of the Fund's average net assets, payable monthly.

MFS also provides the Trust with certain administrative services. Each Fund incurs an annual fee, payable monthly, of .03% of each Fund's average net assets.

The Funds have adopted distribution expense plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). Pursuant to the Plans, the Funds may annually incur certain expenses associated with the distribution of fund shares in amounts not to exceed 2/10 of 1% of each Fund's average net assets, with the exception of The Total Return Utilities Fund whose amount cannot exceed 25/100 of 1% of average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

4.  COMMITMENTS AND CONTINGENCIES

Fidelity Bond and Errors and Omissions insurance coverage for the Trust and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. As of December 31, 1996, the Trust has made payments of $29,620, in addition to the annual premiums paid, for the capital reserves of ICI Mutual.

The Trust is also committed to provide $51,055 should ICI Mutual experience the need for additional capital contributions.

Total assets of $105,000 invested in U.S. Treasury Bills are held in segregated accounts which collateralize a standby letter of credit in connection with the Trust's participation in ICI Mutual.

5.  CAPITAL SHARE TRANSACTIONS

At December 31, 1996, an indefinite number of shares of $0.10 par value stock were authorized in each of the Funds, and paid-in capital amounted to $119,947,497 in The Money Market Fund, $120,745,044 in The Muirfield Fund, $22,378,542 in The Growth Fund, $18,790,130 in The Bond Fund, and $4,521,433
in The Total Return Utilities Fund. (See Statements of Changes in Net Assets which are included elsewhere in this report for capital stock transactions.)

6.  DISTRIBUTIONS

The Money Market and Bond Funds declare dividends daily and distribute monthly all of their net investment income. The Total Return Utilities Fund declares as dividends and distributes monthly substantially all of its net investment income. The Muirfield and Growth Funds declare as dividends and distribute quarterly substantially all of their net investment income. Net realized capital gains for all Funds, if any, are distributed annually after deduction of prior years' loss carryforwards. Dividends from net investment income and any distributions of realized capital gains are distributed in cash or reinvested in additional shares of the Funds at net asset value.

At December 31, 1996, The Growth and Bond Funds had available for Federal income tax purposes unused capital loss carryforwards. The amount in the Growth Fund is $1,339,495 which will expire in 2004, and the amount in the Bond Fund is $700,493 which will expire in the years 1997 through 2002.

7.  SUBSEQUENT EVENTS

On January 1, 1997 The Growth Fund changed its name to The Highlander Fund. In addition, The Growth Stock Portfolio (the "Portfolio") in which the Growth Fund invests all of its investable assets, changed its investment objective to seek capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's Composite Stock Price Index (the "S&P 500"). The new investment discipline calls for establishing separate investment portfolio components of the Portfolio's existing portfolio of assets, each such component representing one of the industry sectors comprising the S&P 500. The industry sectors are then managed by one or more subadvisers.

Independent Auditors' Report

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (comprising, respectively, The Muirfield, Growth, Total Return Utilities, U.S. Government Bond and Money Market Funds), as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                           Mutual          Growth      Utilities                           Money
                                                             Fund           Stock          Stock            Bond          Market
                                                        Portfolio       Portfolio      Portfolio       Portfolio       Portfolio


Assets:

  Investments at market value*                         $85,570,890    $17,595,283     $7,032,966     $13,381,062   $317,524,839
  Repurchase agreements*                                51,661,000      6,968,000        914,000         225,000     32,550,000

  Cash                                                         520            689            583             581        248,915
  Receivable for securities sold                                 -              -              -       4,084,554              -
  Interest receivable                                      193,699          1,968            171         125,001      3,167,087
  Dividends receivable                                           -         32,852         18,560               -              -
  Prepaid/Other assets                                         644            140             16              89            844
  Unamortized organization costs                             4,924          2,545         31,150           2,545          2,545
                                                       ===========    ===========    ===========     ===========   ============

Total Assets                                           137,431,677     24,601,477      7,997,446      17,818,832    353,494,230
                                                       -----------    -----------    -----------     -----------   ------------

Liabilites:

  Payable for futures contract settlement                1,785,305        153,300              -           8,625              -
  Payable to corresponding Fund                                  -              -              -               -        505,357
  Payable to investment adviser                             91,065         21,868          6,264           6,077         46,355
  Accrued fund accounting fees                               4,248          2,648            644           1,910          6,313
  Other accrued liabilities                                 11,491          9,979         26,184          10,626          5,980
                                                       ===========    ===========    ===========     ===========   ============

Total Liabilities                                        1,892,109        187,795         33,092          27,238        564,005
                                                       -----------    -----------    -----------     -----------   ------------

Net Assets:

  Capital                                              134,989,964     21,250,165      7,184,627      17,906,157    352,930,225
  Net unrealized gain (loss) on investments                549,604      3,163,517        779,727       (114,563)              -
                                                       ===========    ===========    ===========     ===========   ============

Net Assets                                            $135,539,568    $24,413,682     $7,964,354     $17,791,594   $352,930,225
                                                       -----------    -----------    -----------     -----------   ------------

*Securities at cost                                    136,682,286     21,399,766      7,167,239      13,720,625    350,074,839

See accompanying notes to financial statements


STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                       Mutual          Growth      Utilities                               Money
                                                         Fund           Stock           Stock            Bond             Market
                                                    Portfolio       Portfolio       Portfolio       Portfolio          Portfolio


INVESTMENT INCOME - NET:
  Interest                                         $3,331,013        $599,916         $20,631        $983,788        $20,131,315
  Dividends                                           348,105         321,268         230,516               -                  -
                                                   ==========       =========        ========        ========        ===========

Total Investment Income                             3,679,118         921,184         251,147         983,788         20,131,315
                                                   ----------       ---------        --------        --------        -----------

Expenses:
  Investment advisory fees                          1,083,553         258,239          65,190          70,236          1,060,982
  Legal fees                                            1,543           2,040           1,535           1,543              1,522
  Audit fees                                           10,880           8,471          10,211           8,184             13,848
  Custodian fees                                       15,407           6,451           3,066           4,980             21,008
  Accounting fees                                      50,435          30,867           9,541          22,555             74,002
  Trustees fees and expenses                            4,870           7,192           5,558           4,956              4,938
  Insurance                                             2,382             536              51             340              3,913
  Amortization of organization cost                     5,453           4,992           8,996           4,992              4,992
  Other expenses                                        4,649           1,313           4,000             865              3,720
                                                   ==========       =========        ========        ========        ===========

 Total Expenses                                     1,179,172         320,101         108,148         118,651          1,188,925
  Investment advisory fees waived                           -               -               -         (10,890)         (512,876)
  Directed brokerage payments received                      -               -          (3,377)              -                  -
  Other directed payments received                    (10,397)              -               -               -                  -
                                                   ==========       =========        ========        ========        ===========

Total Expenses - net                                1,168,775         320,101         104,771         107,761            676,049
                                                   ----------       ---------        --------        --------        -----------

INVESTMENT INCOME - NET                             2,510,343         601,083         146,376         876,027         19,455,266
                                                   ----------       ---------        --------        --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) on futures contracts      (425,664)     (1,614,924)              -          41,147                  -
  Net realized gain (loss) on investments          11,000,788         301,314         348,392          (7,021)                 -
  Net change in unrealized appreciation
   (depreciation) of investments                   (5,130,740)      3,055,094         357,308        (776,915)                 -
                                                   ==========       =========        ========        ========        ===========

NET GAIN (LOSS) ON INVESTMENTS                      5,444,384       1,741,484         705,700        (742,789)                 -
                                                   ==========       =========        ========        ========        ===========

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                   $7,954,727      $2,342,567        $852,076        $133,238        $19,455,266
                                                   ==========       =========        ========        ========        ===========

See accompanying notes to financial statements


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

                                                                                           Mutual                          Growth
                                                                                             Fund                           Stock
                                                                                        Portfolio                       Portfolio

                                                                               1996          1995           1996            1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                            $2,510,343     $1,278,396       $601,083       $900,867
         Net realized gain (loss) on investments and futures contracts      10,575,124     15,554,692     (1,313,610)     4,316,033
         Net change in unrealized appreciation
           (depreciation) of investments                                    (5,130,740)     5,680,803      3,055,094        111,506
                                                                            -----------    ----------     -----------     ---------

Net increase in net assets resulting from operations                         7,954,727     22,513,891      2,342,567      5,328,406
                                                                            -----------    ----------     -----------     ---------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                      32,575,692     34,671,819      4,020,512      1,680,821
         Withdrawals                                                       (27,099,980)   (18,261,284)    (6,486,427)    (4,640,744)
                                                                            -----------    ----------     -----------     ---------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                   5,475,712     16,410,535     (2,465,915)    (2,959,923)
                                                                            -----------    ----------     -----------     ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     13,430,439     38,924,426       (123,348)     2,368,483
                                                                            ===========    ==========     ===========     =========

NET ASSETS - Beginning of period                                           122,109,129     83,184,703     24,537,030     22,168,547
                                                                            ===========    ==========     ===========     =========

NET ASSETS - End of period                                                $135,539,568   $122,109,129    $24,413,682    $24,537,030
                                                                            ===========    ==========     ===========     =========


                                                                                         Utilities
                                                                                             Stock                           Bond
                                                                                         Portfolio                      Portfolio

                                                                               1996          1995*          1996             1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                             $146,376       $29,889        $876,027      $841,854
         Net realized gain (loss) on investments and futures contracts        348,392        (1,067)         34,126       988,487
         Net change in unrealized appreciation
           (depreciation) of investments                                      357,308       422,419        (776,915)      667,977
                                                                          -----------    ----------     -----------     ---------

Net increase in net assets resulting from operations                          852,076       451,241         133,238     2,498,318
                                                                          -----------    ----------     -----------     ---------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                      5,138,546     3,908,655       4,220,008     2,890,694
         Withdrawals                                                       (2,317,138)      (69,026)     (2,627,674)   (2,330,962)
                                                                          -----------    ----------     -----------     ---------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                  2,821,408     3,839,629       1,592,334       559,732
                                                                          -----------    ----------     -----------     ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     3,673,484     4,290,870       1,725,572     3,058,050
                                                                          ===========    ==========     ===========     =========

NET ASSETS - Beginning of period                                            4,290,870             -      16,066,022    13,007,972
                                                                          ===========    ==========     ===========     =========

NET ASSETS - End of period                                                 $7,964,354    $4,290,870     $17,791,594   $16,066,022
                                                                          ===========    ==========     ===========     =========


                                                                                                  Money
                                                                                                 Market
                                                                                              Portfolio

                                                                                1996               1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                             $19,455,266        $11,720,462
         Net realized gain (loss) on investments and futures contracts                 -                  -
         Net change in unrealized appreciation
           (depreciation) of investments                                               -                  -
                                                                           -------------       ------------

Net increase in net assets resulting from operations                          19,455,266         11,720,462
                                                                           -------------       ------------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                     1,414,075,891        753,617,719
         Withdrawals                                                      (1,335,249,306)      (735,213,083)
                                                                           -------------       ------------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                    78,826,585         18,404,636
                                                                           -------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                       98,281,851         30,125,098
                                                                           =============       ============

NET ASSETS - Beginning of period                                             254,648,374        224,523,276
                                                                           =============       ============

NET ASSETS - End of period                                                  $352,930,225       $254,648,374
                                                                           =============       ============

*For the period June 21, 1995 through December 31, 1996

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

MUTUAL FUND PORTFOLIO

                                                                               Year Ended December 31,

                                                                 1996              1995         1994         1993


Net Assets, End of Period ($000)                                 135,540           122,109       83,185       81,605
Ratio of Expenses to Average Net Assets*                            0.87%             0.95%        1.01%        1.03%
Ratio of Net Investment Income to Average Net Assets                1.86%             1.26%        2.76%        0.09%
Portfolio Turnover Rate                                           297.41%           186.13%      168.17%      279.56%

*Ratio of expenses both with and without effect of directed payments

GROWTH STOCK PORTFOLIO

                                                                                                        For The Period May 1, 1992
                                                                Year Ended December 31,                       to December 31, 1992
                                                           1996           1995         1994        1993


Net Assets, End of Period ($000)                         24,414          24,537       22,169       26,172             25,556
Ratio of Expenses to Average Net Assets                    1.24%           1.25%        1.23%        1.23%              1.22% 1
Ratio of Net Investment Income to Average Net Assets       2.33%           3.78%        2.35%        0.99%              2.04% 1
Portfolio Turnover Rate                                   81.66%         337.57%      102.76%       99.54%            129.44%
Average brokerage commission per share 2                  $0.091          $0.0806         N/A          N/A               N/A

1 Annualized
2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.

UTILITY STOCK PORTFOLIO

                                                                                                               For The Period
                                                                                For The Year Ended            June 21, 1995 *
                                                                                 December 31, 1996       to December 31, 1995


Net Assets, End of Period ($000)                                                             7,964          4,291
Ratio of Expenses to Average Net Assets                                                      1.61%          2.32% 1
Ratio of Net Investment Income to Average Net Assets                                         2.24%          2.09% 1
Ratio of Expenses to Average Net Assets before directed brokerage payments                   1.66%          2.40% 1
Ratio of Net Investment Income to Average Net Assets before
 directed brokerage payments                                                                 2.19%          2.01% 1
Portfolio Turnover Rate                                                                     50.79%          5.06%
Average brokerage commission per share 2                                                    $0.060        $0.0600

1 Annualized
2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.
* Date of commencement of operations

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

BOND PORTFOLIO

                                                                                                          For The Period May 1, 1992
                                                                     Year Ended December 31,              to December 31, 1992
                                                            1996         1995         1994      1993


Net Assets, End of Period ($000)                          17,792       16,066       13,008       13,178       11,126
Ratio of Expenses to Average Net Assets                     0.61%        0.57%        0.56%        0.60%        0.58% 1
Ratio of Net Investment Income to Average Net
  Assets                                                    4.99%        5.82%        4.15%        4.62%        5.40% 1
Ratio of Expenses to Average Net Assets, before
  waiver of fees                                            0.68%        0.71%        0.70%        0.71%        0.80% 1
Ratio of Net Investment Income to Average Net
  Assets, before waiver of fees                             4.92%        5.68%        4.01%        4.51%        5.18% 1
Portfolio Turnover Rate                                   778.59%      232.34%      707.57%      235.74%      132.53%

1 Annualized

MONEY MARKET PORTFOLIO

                                                                                                               For The Period
                                                                                                                  May 1, 1992
                                                                  Year Ended December 31,                  to Dec. 31, 1992
                                                         1996          1995           1994         1993


Net Assets, End of Period ($000)                        352,930       256,126       224,523       200,148       244,272
Ratio of Expenses to Average Net Assets                   0.19%         0.21%         0.19%         0.19%         0.18% 1
Ratio of Net Investment Income to Average
 Net Assets                                               5.34%         5.87%         4.28%         3.09%         3.60% 1
Ratio of Expenses to Average Net Assets,
 before waiver of fees                                    0.33%         0.37%         0.39%         0.40%         0.40% 1
Ratio of Net Investment Income to Average
 Net Assets, before waiver of fees                        5.20%         5.70%         4.08%         2.88%         3.38% 1
Portfolio Turnover Rate                                     N/A           N/A           N/A           N/A           N/A

1 Annualized

See accompanying notes to financial statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Each separate Portfolio (the "Portfolios") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for all the Portfolios, to issue beneficial interests in each Portfolio. The following is a summary of significant accounting policies followed by the Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value in accordance with Rule 2a-7 of the Investment Company Act of 1940. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Securities traded on the over-the-counter market are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value determined by the underlying fund. Valuations in The Bond Portfolio are determined as of 3:00 p.m. Eastern time.

Repurchase Agreements - It is the Portfolios' policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Options & Futures - Each Portfolio except the Money Market Portfolio may engage in transactions in financial futures contracts and options as a hedge against the change in market value of the securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized gain or loss until sold, exercised or expired. In the case of a written option, premiums received by each portfolio upon writing the option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to current market value. When the written option is closed, exercised or expired, the portfolio realizes a gain or loss and the liability is eliminated. During the period ended December 31, 1996 the Portfolios wrote the following option contracts:


                                              GROWTH STOCK PORTFOLIO                             BOND PORTFOLIO

                                    Number of Contracts      Number of Premiums    Number of Contracts     Number of Premiums


Outstanding at Beginning of Period         3,300                $4,881,362                 20                $10,850

Options Written                                -                         -                  -                      -
Options Terminated                        (3,300)               (4,881,362)               (20)              (10,850)
                                          ======                ==========               =====              ========

Outstanding at End of Period                   0                        $0                  0                     $0


Income Taxes - It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs - The costs related to the organization of each of the five Portfolios have been deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period.

Other - The Portfolios follow industry practice and record security transactions on the trade date. Gains and losses on security transactions are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and discount) is recognized as earned.

2.  INVESTMENT ADVISORY, AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolios with investment management, research, statistical and advisory services, and pays certain other expenses of the Portfolios. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. For such services the Portfolios pay monthly a fee based upon the average daily value of each Portfolios' net assets at the following annual rates: Mutual Fund, Growth Stock, and Utilities Stock Portfolio, 1% of average net assets up to $50 million, 0.75% of average net assets exceeding $50 million up to $100 million and 0.60% of average net assets exceeding $100 million; Bond Portfolio, 0.40% of average net assets up to $100 million and 0.20% of average net assets exceeding $100 million; Money Market Portfolio, 0.40% of average net assets up to $100 million and 0.25% of average net assets exceeding $100 million. During the year ended December 31, 1996, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as accounting services agent for all of the Portfolios. The minimum annual fee for all such services for the Mutual Fund, Growth Stock, Bond, and Utilities Stock Portfolios is $7,500. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the respective Portfolio's average net assets. In the Money Market Portfolio the minimum annual fee for accounting services is $30,000. Subject to the applicable minimum fee, the Money Market Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

3. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1996 were as follows:


                                        Purchases               Sales


Mutual Fund Portfolio                  $127,926,031         $179,435,771
Growth Stock Portfolio                 $  2,990,564         $    792,118
Utilities Stock Portfolio              $  5,484,900         $  3,084,727


As of December 31, 1996, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:


                                                                               Net Unrealized
                                              Unrealized        Unrealized       Appreciation
                              Investment    Appreciation      Depreciation      (Depreciation)
                                    Cost  of Investments    of Investments      of Investments


Mutual Fund Portfolio       $136,682,286     $1,034,293         $(484,688)        $549,605
Growth Stock Portfolio       $21,399,766     $3,267,845         $(104,329)      $3,163,516
Bond Portfolio               $13,720,625            $54         $(114,617)       $(114,563)
Utilities Stock Portfolio     $7,167,239       $902,962         $(123,235)        $779,727


Independent Auditors' Report

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio, and Money Market
Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio, including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Columbus, Ohio
January 31, 1997